UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07917

Wilshire Variable Insurance Trust

(Exact name of registrant as specified in charter)

c/o PFPC Inc.

760 Moore Rd.

King of Prussia, PA 19406

(Address of principal executive offices)

David Lebisky

c/o PFPC Inc.

760 Moore Rd.

King of Prussia, PA 19406

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-382-8667

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

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                                 ANNUAL REPORT

                                 BALANCED FUND
                                  EQUITY FUND
                                  INCOME FUND
                           INTERNATIONAL EQUITY FUND
                           SHORT-TERM INVESTMENT FUND
                             SMALL CAP GROWTH FUND
                           SOCIALLY RESPONSIBLE FUND

                               December 31, 2005
                               -----------------
                             www.wilshirefunds.com

                               Table of Contents

Shareholder Letter                                                         1
Balanced Fund Commentary                                                   2
Equity Fund Commentary                                                     4
Income Fund Commentary                                                     6
International Equity Fund Commentary                                       8
Short-Term Investment Fund Commentary                                     10
Small Cap Growth Fund Commentary                                          12
Socially Responsible Fund Commentary                                      14
Disclosure of Fund Expenses                                               16
Statements of Investments:
Balanced Fund                                                             18
Equity Fund                                                               19
Income Fund                                                               22
International Equity Fund                                                 31
Short-Term Investment Fund                                                34
Small Cap Growth Fund                                                     35
Socially Responsible Fund                                                 38
Statements of Assets and Liabilities                                      40
Statements of Operations                                                  41
Statements of Changes in Net Assets                                       42
Financial Highlights:
Balanced Fund                                                             44
Equity Fund                                                               45
Income Fund                                                               46
International Equity Fund                                                 47
Short-Term Investment Fund                                                48
Small Cap Growth Fund                                                     49
Socially Responsible Fund                                                 50
Notes to the Financial Statements                                         51
Report of Independent Registered Public Accounting Firm                   58
Tax Information                                                           59
Additional Fund Information                                               60
Board Approval of Advisory and Sub-Advisory Agreements                    63

                    ---------------------------------------
      This report must be preceded or accompanied by a current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by PFPC
Distributors, Inc.

Dear Shareholders:

We are pleased to present this Annual report to all shareholders of the Wilshire
Variable Insurance Trust (the "Funds"). This report covers the period from
January 1, 2005, to December 31, 2005 (the "Period"), for the Balanced, Equity,
Income, International Equity, Short-Term Investment, Socially Responsible, and
Small Cap Growth Funds.

A disciplined approach to investing is the hallmark of the Wilshire Associates'
management of the Wilshire Variable Insurance Trust. We work to provide our valued shareholders with investment vehicles they can rely on to allow an opportunity to generate long-term returns appropriate for retirement investing.

In our management of the trust, Wilshire monitors each of the Funds to ensure the most skilled sub-advisers are working to add value for shareholders. We strive to help provide you with excellent investment options and appreciate your continued confidence in our work as you plan for retirement.

Discussion of the Capital Markets in 2005

The U.S. equity markets posted a solid 4th quarter gain of 2.21%, as the Dow
Jones Wilshire 5000 index finished the year with a respectable 6.38% gain for the Period. Rebounding from the difficult 2000-2002 bear markets, this Period marked the third consecutive year of positive returns for the broad U.S.
markets.

The U.S. equity market witnessed a significant reversal in growth versus value stocks over the Period. Growth stocks finished the year on a strong note, posting significantly better returns over value stocks in the 4th quarter. The
Dow Jones Wilshire Large Growth Index returned 3.12% in the quarter versus 1.61%
for the Dow Jones Wilshire Large Value index. The surge in the 4th quarter propelled growth stocks to outperform value stocks by 1.33% for the year. This is a typical pattern, with defensive, value stocks providing more downside protection but lagging in a strong rising market. Energy was once again among the top performing sectors in the market, returning more than 30% for the
Period. Utilities, Healthcare and Financial Services sectors also performed well.

Bond markets posted positive returns for the 4th quarter despite the Fed's continued policy of monetary tightening. In the quarter, the Fed made two 1/4 point hikes, bringing the key Fed Funds rate to 4.25%. Since the beginning of the year, the FOMC has acted on eight separate occasions, raising short-term interest rates by 2%. Overcoming the impact of rising short-term interest rates and a flattening yield curve, the Lehman Aggregate Bond Index, a broad measure of investment grade bonds, posted a positive 2.43% return for the Period.

International equities continued the trend of out-performance versus U.S.
equities for the third consecutive year.  Measured in U.S. dollar terms, the
MSCI AC World ex. U.S. Index returned 13.89% for the Period in U.S. dollar terms, easily outpacing the 6.38% return for the Dow Jones Wilshire 5000 Index.
Emerging markets was again the bright spot, outperforming both the U.S. and other developed markets.  For the Period, the MSCI Emerging Market Index gained
30.31% in U.S. dollar terms.

The most recent GDP results showed solid economic activities for the Period.
Although growth was tepid during the 4th quarter, GDP grew at an annualized rate of 3.5% for the Period. According to the December data released by the
Conference Board, the U.S. consumer was gaining confidence late in the year. The strong gains in consumer confidence in November and December coincided with a drop in energy prices. Oil prices fell 7.85% during the 4th quarter and ended the year at $61.04 per barrel. Despite the drop, oil and natural gas prices still rose more than 40% and 82% respectively for the year.

Inflation remained in check as the year-over-year inflation (CPI) was measured at 3.5% in November, the same as its rate of change a year earlier. It appeared that higher mortgage rates took a toll on the pace of existing home sales late in the year. November's existing home sales of 6.97 million units was 1.7% lower from October's figure and 0.1% lower from a year ago.

We thank our loyal shareholders for their business and ongoing support. Thank you for your continued confidence in Wilshire Associates.

Sincerely,
[GRAPHIC OMITTED]

Lawrence E. Davanzo, President

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
BALANCED FUND
COMMENTARY

            Average Annual Total Return
     One Year Ended 12/31/05 ...........     4.29%
     Five Years Ended 12/31/05 .........     4.57%
     Ten Years Ended 12/31/05 ..........     6.62%

                            COMPARATIVE PERFORMANCE

    Comparison of Change in Value of $10,000 Investment in the Balanced Fund and
            the Stock/Bond Index from 12/31/95 through 12/31/05.

[GRAPHIC OMITTED]

               12/31/2005 DATA

                   Balanced
                     Fund          Stock/Bond (1)
    12/31/05       $ 19,078            $   22,511
    12/31/04       $ 18,294            $   21,504
    12/31/03       $ 16,909            $   19,846
    12/31/02       $ 14,143            $   16,726
    12/31/01       $ 15,417            $   18,497
    12/31/00       $ 15,206            $   19,137
    12/31/99       $ 15,065            $   19,352
    12/31/98       $ 15,236            $   17,251
    12/31/97       $ 14,149            $   14,218
    12/31/96       $ 11,886            $   11,520
    12/31/95       $ 10,000            $   10,000

The performance data quoted represents past performance does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1) Stock/Bond Index: Through April 30, 1997, the S&P 500 Index (an unmanaged index consisting of 500 stocks) and Lehman Brothers Intermediate
Government/Corporate Bond Index (an unmanaged index consisting of U.S. Treasury bonds, U.S. Agency bonds and investment grade corporate bonds with intermediate maturities) was used. The S&P 500 Index and Lehman Brothers Aggregate Bond Index
were used thereafter. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the year ended 12/31/05, fees totaling less than 0.01% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
BALANCED FUND
COMMENTARY - (Continued)

                          PORTFOLIO SECTOR WEIGHTING*
                           (As of December 31, 2005)
[GRAPHIC OMITTED]

                                                            Portfolio Sector
Balanced Fund                                                   Weighting*
----------------------------------------------------------------------------
Wishire Variable Insurance Trust Equity Fund                            60.2%
Wishire Variable Insurance Trust Income Fund                            39.8%

The Balanced Fund (the "Fund") is designed to provide a stock/bond mix appropriate for long-term investors. The Fund buys shares of the Equity Fund
(60%) and the Income Fund (40%) to replicate the target weightings.

For the 12-month period ending December 31, 2005, the Fund outperformed its benchmark, returning 4.29% versus 3.92% return for the blended benchmark, which consists of 60% S&P 500 Index and 40% Lehman Brother Aggregate Bond Index. The
Equity Fund's strong showing was more than enough to outweigh the relative sluggish performance of the Income Fund.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

**Based on percent of Fund's total long-term market value.

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
EQUITY FUND
COMMENTARY

            Average Annual Total Return
     One Year Ended 12/31/05 ...........     5.90%
     Five Years Ended 12/31/05 .........     2.81%
     Ten Years Ended 12/31/05 ..........     5.92%

                            COMPARATIVE PERFORMANCE

     Comparison of Change in Value of $10,000 Investment in the Equity Fund and
       the Standard & Poors 500 Index from 12/31/95 through 12/31/05.

[GRAPHIC OMITTED]

              12/31/2005 DATA

                   Equity
                     Fund           S&P 500 Index
    12/31/05       $ 17,895            $   23,816
    12/31/04       $ 16,906            $   22,701
    12/31/03       $ 15,349            $   20,473
    12/31/02       $ 12,032            $   15,909
    12/31/01       $ 14,933            $   20,457
    12/31/00       $ 15,588            $   23,215
    12/31/99       $ 16,347            $   25,547
    12/31/98       $ 16,772            $   21,115
    12/31/97       $ 15,582            $   16,399
    12/31/96       $ 12,622            $   12,307
    12/31/95       $ 10,000            $   10,000

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all dividends and distributions. Annuity contract fees are not reflected in returns. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index.
Index performance is presented for general comparative purposes.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the year ended 12/31/05, fees totaling 0.07% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
EQUITY FUND
COMMENTARY - (Continued)

                          PORTFOLIO SECTOR WEIGHTING*
                           (As of December 31, 2005)

[GRAPHIC OMITTED]

Equity Fund
---------------------------
Consumer Discretionary                                                11.4%
Consumer Staples                                                       9.0%
Energy                                                                 9.1%
Financials                                                            27.7%
Health Care                                                           10.3%
Industrials                                                           10.0%
Information Technology                                                13.3%
Materials                                                              2.8%
Telecommunication Services                                             3.5%
Utilities                                                              2.9%

Wilshire Associates structures the management of the Equity Fund (the "Fund") to be a diversified strategy with tactical value style orientation. The Fund is managed by three sub-advisers, Bernstein Investment Research and Management,
Wellington Management Company, LLP and Mellon Equity Associates, LLP. For the
12-month period ending December 31, 2005 (the "Period"), the Fund posted a total return of 5.90% while its benchmark, the S&P 500 Index, returned 4.91% during the same period. For the Period, the Fund outperformed the benchmark by 0.99%.

For the Period, the Fund's managers were able to add value through stock selection and sector allocations. The Fund's value bias also contributed to performance. Stock selection was particularly strong in Industrials, Consumer
Discretionary, and Financials sectors. In terms of sector performance, overweight in the Energy and Financials sector combined with underweight in
Information Technology contributed positively to the overall Fund performance.
Even though underweight in the Health Care sector was a detractor to the Fund's performance, positive stock selection in other sectors was more than enough to offset this impact.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

* Based on percent of Fund's total long-term market value.

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND
COMMENTARY

            Average Annual Total Return
     One Year Ended 12/31/05 ...........     1.97%
     Five Years Ended 12/31/05 .........     6.42%
     Ten Years Ended 12/31/05 ..........     6.00%

                            COMPARATIVE PERFORMANCE

    Comparison of Change in Value of $10,000 Investment in the Income Fund,
      the Lehman Brothers Intermediate Government/Corporate Bond Index and
    the Lehman Brothers Aggregate Bond Index from 12/31/95 through 12/31/05.

[GRAPHIC OMITTED]

                  12/31/2005 DATA

                    Income
                     Fund          Bond Index (1)
    12/31/05       $ 17,944            $   18,394
    12/31/04       $ 17,597            $   17,958
    12/31/03       $ 16,769            $   17,211
    12/31/02       $ 15,622            $   16,529
    12/31/01       $ 14,306            $   14,989
    12/31/00       $ 13,139            $   13,824
    12/31/99       $ 12,067            $   12,384
    12/31/98       $ 12,259            $   12,489
    12/31/97       $ 11,342            $   11,492
    12/31/96       $ 10,366            $   10,444
    12/31/95       $ 10,000            $   10,000

The performance data quoted represents past performance does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

(1) Through April 30, 1997, the Lehman Brothers Intermediate
Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities was used. The Lehman Brothers Aggregate Bond Index, an unmanaged index, was used thereafter.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the year ended 12/31/05, fees totaling 0.06% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND
COMMENTARY - (Continued)

                          PORTFOLIO SECTOR WEIGHTING*
                           (As of December 31, 2005)
[GRAPHIC OMITTED]

Income Fund
----------------------------------------------
Asset Backed Securities                                                5.4%
Collateralized Mortgage Obligations                                   12.0%
Corporate Bonds                                                       17.2%
Foreign Bonds                                                          5.8%
U.S. Government & Agency Obligations                                  32.8%
U.S. Treasury Obligations                                             16.6%
Repurchase Agreements                                                  9.7%
Money Market Mutual Funds                                              0.3%
Preferred Stock                                                        0.2%

The Income Fund (the "Fund") is managed by Western Asset Management Company,
Western Asset Management Company Limited (collectively, "Western"), and
BlackRock Financial Management ("BlackRock"). The mix provides exposure to all areas of the bond markets.

The Fund returned 1.97%, underperforming the Lehman Brothers Aggregate Bond
Index, which returned 2.43%. The Fund's performance felt short of the benchmark due to its small weight to non-investment grade bonds. On the positive side, the
Fund's defensive position against rising short-term interest rates and the shorter than benchmark duration contributed to performance. BlackRock and
Western will continue to stay defensive and keep duration shorter relative to the benchmark in this flat yield curve environment. The managers will attempt to make up the performance drag by finding opportunities in the non-traditional sectors.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

* Based on percent of Fund's total market value.

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND
COMMENTARY

                  Average Annual Total Return
     One Year Ended 12/31/05 ......................    10.12%
     Five Years Ended 12/31/05 ....................    (1.25)%
     Inception (3/10/97) through 12/31/05 .........     4.62%

                            COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the International Equity
                                      Fund
             and the MSCI EAFE Index from 3/10/97 through 12/31/05.
[GRAPHIC OMITTED]

                      12/31/2005 DATA

                 International
                    Equity            MSCI EAFE
                     Fund             Index (1)
    12/31/05         $ 14,483         $  16,990
    12/31/04         $ 13,152         $  14,928
    12/31/03         $ 11,891         $  12,416
    12/31/02         $  8,975         $   8,958
    12/31/01         $ 11,360         $  10,656
    12/31/00         $ 15,423         $  13,567
    12/31/99         $ 18,698         $  15,805
    12/31/98         $ 12,314         $  12,448
    12/31/97         $ 10,352         $  10,376
    03/10/97         $  9,750         $  10,036

The performance data quoted represents past performance does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1) The MSCI EAFE Index (the "Index") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The Index reflects performance from 2/28/97 through 12/31/05. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the year ended 12/31/05, fees totaling 0.09% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND
COMMENTARY - (Continued)

                          PORTFOLIO SECTOR WEIGHTING*
                           (As of December 31, 2005)
[GRAPHIC OMITTED]

International Equity Fund
----------------------------------------------
Consumer Discretionary                                                12.2%
Consumer Staples                                                       8.5%
Energy                                                                 9.6%
Financials                                                            29.1%
Health Care                                                            8.3%
Industrials                                                            7.5%
Information Technology                                                 8.1%
Materials                                                              6.0%
Telecommunication Services                                             8.5%
Utilities                                                              2.2%

The International Equity Fund (the "Fund") is managed by The Boston Company
Asset Management and New Star Institutional Managers. The Fund returned 10.12%
for the 12-month period ending December 31, 2005 (the "Period"). The MSCI EAFE
Index, the Fund's benchmark returned 10.87% for the same period.

The Fund underperformed the benchmark due primarily to stock selection, particularly within the Materials and Capital Equipment sectors. On the positive side, stock selection within the Energy sector combined with exposure to emerging markets contributed positively to overall performance.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. Foreign securities may be subject to a higher degree of market risk due to currency fluctuations, lack of liquidity, and political and economic instability.

* Based on percent of Fund's total long-term market value.

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
SHORT-TERM INVESTMENT FUND
COMMENTARY

            Average Annual Total Return
     One Year Ended 12/31/05 ...........     3.02%
     Five Years Ended 12/31/05 .........     2.42%
     Ten Years Ended 12/31/05 ..........     3.77%

                            COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Short-Term
                                Investment Fund
          and the Treasury Bill Index from 12/31/95 through 12/31/05.

[GRAPHIC OMITTED]

                  12/31/2005 DATA

                  Short-Term
                  Investment        Treasury Bill
                     Fund               Index
    12/31/05        $ 14,403           $   14,586
    12/31/04        $ 14,048           $   14,153
    12/31/03        $ 13,878           $   13,971
    12/31/02        $ 13,737           $   13,814
    12/31/01        $ 13,505           $   13,572
    12/31/00        $ 12,841           $   12,998
    12/31/99        $ 12,135           $   12,240
    12/31/98        $ 11,583           $   11,708
    12/31/97        $ 11,036           $   11,113
    12/31/96        $ 10,502           $   10,536
    12/31/95        $ 10,000           $   10,000

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all dividends and distributions. Annuity contract fees are not reflected in returns. The Treasury Bill Index is an unmanaged index consisting of U.S. Treasury bills with 90-day maturities. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the year ended 12/31/05, fees totaling 1.11% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

                                       10

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
SHORT-TERM INVESTMENT FUND
COMMENTARY - (Continued)

                          PORTFOLIO SECTOR WEIGHTING*
                           (As of December 31, 2005)
[GRAPHIC OMITTED]

Short-Term Investment Fund
-----------------------------------------
Corporate Bonds                                                        4.3%
U.S. Government & Agency Obligations                                  85.8%
U.S. Treasury Obligations                                              9.9%

The Short-Term Investment Fund (the "Fund") is managed by Western Asset
Management Company. The Fund generated returns slightly lower than the index for the first half of the year. The Fund returned 3.02% while the benchmark index based on 90-day Treasury Bills returned 1.30%. The marginal underperformance stems from trading costs and management fee. Short-term rates rose and the yield curve flattened over the past six months as FOMC increased Fed Funds rate to keep inflation in check. The Fund seeks to preserve invested capital and outpace inflation during the course of the year.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

* Based on percent of Fund's total market value.

                                       11

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND
COMMENTARY

                  Average Annual Total Return
     One Year Ended 12/31/05 ......................      3.65%
     Five Years Ended 12/31/05 ....................     (5.89)%
     Inception (3/10/97) through 12/31/05 .........      5.11%

                            COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Small Cap Growth
                                      Fund

      and the Russell 2000 Growth Index and from 3/10/97 through 12/31/05.
[GRAPHIC OMITTED]

                  12/31/2005 DATA

                  Small Cap
                    Growth          Russell 2000
                     Fund           Growth Index
    12/31/05       $ 13,988         $     14,769
    12/31/04       $ 13,485         $     14,181
    12/31/03       $ 12,917         $     12,406
    12/31/02       $  8,117         $      8,352
    12/31/01       $ 13,291         $     11,976
    12/31/00       $ 18,935         $     13,178
    12/31/99       $ 21,238         $     16,988
    12/31/98       $ 12,380         $     11,871
    12/31/97       $ 11,700         $     11,727
    03/10/97       $ 10,000         $     10,000

The performance data quoted represents past performance does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. The Russell 2000 Growth Index is an unmanaged index composed of the
Russell 2000 Growth securities with a greater-than-average growth orientation.
An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the year ended 12/31/05, fees totaling 0.07% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

                                       12

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND
COMMENTARY - (Continued)

                          PORTFOLIO SECTOR WEIGHTING*
                           (As of December 31, 2005)
[GRAPHIC OMITTED]

Small Cap Growth Fund
-------------------------------------
Consumer Discretionary                                                19.3%
Consumer Staples                                                       0.2%
Energy                                                                 8.7%
Financials                                                             3.0%
Health Care                                                           16.8%
Industrials                                                           11.5%
Information Technology                                                33.5%
Materials                                                              3.2%
Telecommunication Services                                             3.8%

The Small Cap Growth Fund (the "Fund") is managed by BlackRock Financial
Management and Mazama Capital Management. This manager mix provides diversification as well as a disciplined approach to portfolio management. The
Fund returned 3.65% return for the 12-month period ending December 31, 2005 (the
"Period"). The Fund's performance trailed its benchmark, the Russell 2000 Growth
Index's return of 4.15% by 50 basis points.

Overall, the Fund's overweight in Information Technology weighed most heavily on the Fund's underperformance, followed by an underweight exposure to the Energy sector. These impacts were partially offset by the Fund's positive stock selection within the Information Technology, Materials, and Financials sectors.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

* Based on percent of Fund's total long-term market value.

                                       13

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WILSHIRE VARIABLE INSURANCE TRUST
SOCIALLY RESPONSIBLE FUND
COMMENTARY

                 Average Annual Total Return
     One Year Ended 12/31/05 ......................     5.13%
     Five Years Ended 12/31/05 ....................     4.17%
     Inception (3/10/97) through 12/31/05 .........     8.75%

                            COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Socially Responsible
                                     Fund,
the S&P 500 Index and the Russell 1000 Value Index from 3/10/97 through
                                    12/31/05.

[GRAPHIC OMITTED]

                 12/31/2005 DATA

                  Socially
                 Responsible       Russell 1000
                     Fund            Value (1)      S&P 500
    12/31/05       $ 20,846           $ 22,281     $ 17,756
    12/31/04       $ 19,828           $ 20,814     $ 16,925
    12/31/03       $ 17,501           $ 17,867     $ 15,264
    12/31/02       $ 13,625           $ 13,743     $ 11,861
    12/31/01       $ 15,748           $ 16,268     $ 15,251
    12/31/00       $ 16,989           $ 18,497     $ 17,308
    12/31/99       $ 15,616           $ 20,344     $ 19,046
    12/31/98       $ 14,407           $ 16,053     $ 15,742
    12/31/97       $ 13,122           $ 13,114     $ 12,226
    03/10/97       $ 10,000           $ 10,000     $ 10,000

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all dividends and distributions. Annuity contract fees are not reflected in returns.

(1) The Russell 1000 Value Index (an unmanaged index consisting of 1,000 stocks)
has been determined to be the more appropriate index to be used for comparative purposes. The S&P 500 Index will not be used in the future. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the year ended 12/31/05, fees totaling 0.23% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

                                       14

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WILSHIRE VARIABLE INSURANCE TRUST
SOCIALLY RESPONSIBLE FUND
COMMENTARY - (Continued)

                          PORTFOLIO SECTOR WEIGHTING*
                           (As of December 31, 2005)
[GRAPHIC OMITTED]

Socially Responsible Fund
--------------------------------------------
Consumer Discretionary                                                 9.8%
Consumer Staples                                                       7.3%
Energy                                                                 6.6%
Financials                                                            37.9%
Health Care                                                            7.5%
Industrials                                                            6.0%
Information Technology                                                 8.6%
Materials                                                              4.9%
Telecommunication Services                                             5.0%
Utilities                                                              6.4%

The Socially Responsible Fund (the "Fund") is managed by Bernstein Investment
Research and Management. The Fund returned 5.13% for the 12-month period ending
December 31, 2005. The Fund's benchmark, the Russell 1000 Value Index returned
7.05% for the same period. Despite the Fund's superior stock selection, its performance was hampered by its underweight in the Energy sector, the best performing sector in the benchmark.

The Fund's underperformance suffered in part owing to its socially responsible mandate. Based on screens employed by the manager, which ensure that socks held in the portfolio comply with the socially responsible standards set forth in the prospectus, the Fund is unable to hold tobacco and oil stocks. Significant underweight to the energy sector detracted returns as this sector enjoyed strong performance. Positive contributions came from Utilities and Telecommunication
Services sectors, which served to partially offset the impact of underweight in
Energy.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

* Based on percent of Fund's total long-term market value.

                                       15

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WILSHIRE VARIABLE INSURANCE TRUST
DISCLOSURE OF FUND EXPENSES
                                For the Six Month Period Ended December 31, 2005

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending
Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. The "Ending Account Value" shown is derived from hypothetical account values and hypothetical expenses based on the
Fund's actual expense ratio and assumed rate of return. It assumes that the fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange
Commission requires all mutual funds to calculate expenses based on an assumed
5% annual return. You can assess your Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire
Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

                                       16

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WILSHIRE VARIABLE INSURANCE TRUST
DISCLOSURE OF FUND EXPENSES - (Continued)
                                For the Six Month Period Ended December 31, 2005

                                    Beginning         Ending
                                     Account          Account                       Expenses Paid
                                      Value            Value          Expense       During Period
                                     7/1/2005        12/31/2005       Ratio(1)  7/1/2005-12/31/2005(2)
                                   ------------      -----------      -------   ----------------------
Balanced Fund(3)
--------------------------------             -                 -          -                         -
Actual Fund Return .............   $  1,000.00       $  1,033.10       0.07%             $       0.35
Hypothetical 5% Return .........   $  1,000.00       $  1,024.86       0.07%             $       0.35
Equity Fund
---------------------------------  -----------       -----------       ----              ------------
Actual Fund Return .............   $  1,000.00       $  1,057.00       0.88%             $       4.57
Hypothetical 5% Return .........   $  1,000.00       $  1,020.76       0.88%             $       4.49
Income Fund
---------------------------------  -----------       -----------       ----              ------------
Actual Fund Return .............   $  1,000.00       $    998.40       0.97%             $       4.86
Hypothetical 5% Return .........   $  1,000.00       $  1,020.34       0.97%             $       4.92
International Equity Fund
---------------------------------  -----------       -----------       ----              ------------
Actual Fund Return .............   $  1,000.00       $  1,115.20       1.90%             $      10.11
Hypothetical 5% Return .........   $  1,000.00       $  1,015.65       1.90%             $       9.63
Short-Term Investment Fund
---------------------------------  -----------       -----------       ----              ------------
Actual Fund Return .............   $  1,000.00       $  1,018.20       0.07%             $       0.38
Hypothetical 5% Return .........   $  1,000.00       $  1,024.83       0.07%             $       0.38
Small Cap Growth Fund
---------------------------------  -----------       -----------       ----              ------------
Actual Fund Return .............   $  1,000.00       $  1,084.00       1.74%             $       9.14
Hypothetical 5% Return .........   $  1,000.00       $  1,016.43       1.74%             $       8.84
Socially Responsible Fund
---------------------------------  -----------       -----------       ----              ------------
Actual Fund Return .............   $  1,000.00       $  1,052.60       1.05%             $       5.44
Hypothetical 5% Return .........   $  1,000.00       $  1,019.91       1.05%             $       5.35

---------
 (1) Annualized, based on the fund's most recent fiscal half-year expenses.
 (2) Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
 (3) The expense ratio for the Balanced Fund does not include the expenses of the underlying funds.

                                       17

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WILSHIRE VARIABLE INSURANCE TRUST
BALANCED FUND
STATEMENT OF INVESTMENTS
                                                               December 31, 2005

                                                                 Shares             Value
                                                              -------------     -------------
INVESTMENTS IN UNDERLYING FUNDS - 100.0%
Wilshire Variable Insurance Trust Equity Fund* ..............     6,923,819     $ 154,678,128

Wilshire Variable Insurance Trust Income Fund* ..............     8,242,151       102,202,672
                                                                                -------------
Total Investments in Underlying Funds (Cost $237,420,830)                         256,880,800
Other Assets & Liabilities, Net - 0.0%#                                               (61,816)
                                                                                -------------
NET ASSETS - 100.0%                                                             $ 256,818,984
                                                                                =============

----------
      * Affiliated fund.
      # Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.
                                       18

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
EQUITY FUND
STATEMENT OF INVESTMENTS
                                                               December 31, 2005

   Shares                                                           Value
-----------                                                      -----------
COMMON STOCK - 98.9%
Consumer Discretionary - 11.3%
     29,700    American Eagle Outfitters .....................   $   682,506
      6,200    Apollo Group, Inc., Class A* ..................       374,852
     23,400    Autoliv, Inc. .................................     1,062,828
      7,600    Black & Decker Corp. ..........................       660,896
     11,100    BorgWarner, Inc. ..............................       672,993
     20,800    Claire's Stores, Inc. .........................       607,776
     37,000    Coach, Inc.* ..................................     1,233,580
    173,688    Comcast Corp., Class A* .......................     4,508,940
     27,000    Cooper Tire & Rubber Co. ......................       413,640
     19,200    Federated Department Stores, Inc. .............     1,273,536
     58,700    Gap, Inc. (The) ...............................     1,035,468
     27,300    Genuine Parts Co. .............................     1,199,016
     30,100    GTECH Holdings Corp. ..........................       955,374
     16,200    Home Depot, Inc. ..............................       655,776
     86,500    Interpublic Group of Cos., Inc.* ..............       834,725
     19,500    ITT Educational Services, Inc.* ...............     1,152,645
     21,600    Jones Apparel Group, Inc. .....................       663,552
     43,800    Kohl's Corp.* ................................      2,128,680
     30,200    Lear Corp. ....................................       859,492
     58,100    Limited Brands, Inc. ..........................     1,298,535
     31,300    Lowe's Cos., Inc. .............................     2,086,458
     33,900    Mattel, Inc. ..................................       536,298
    137,500    McDonald's Corp. ..............................     4,636,500
     23,600    McGraw-Hill Cos., Inc. (The) ..................     1,218,468
     43,700    Newell Rubbermaid, Inc. .......................     1,039,186
     60,064    News Corp., Class A ...........................       933,995
     25,400    Nordstrom, Inc. ...............................       949,960
      1,000    NVR, Inc.* ....................................       702,000
     61,200    Office Depot, Inc.* ...........................     1,921,680
     14,700    Polaris Industries, Inc. ......................       737,940
     20,500    Starwood Hotels & Resorts Worldwide, Inc. .....     1,309,130
     66,300    Target Corp. ..................................     3,644,511
    512,800    Time Warner, Inc. .............................     8,943,232
    189,781    Viacom, Inc., Class B* ........................     6,186,861
                                                                 -----------
                                                                  57,121,029
                                                                 -----------
Consumer Staples - 8.9%
    111,800    Altria Group, Inc. ............................     8,353,696
     29,000    Archer-Daniels-Midland Co. ....................       715,140
     20,900    Clorox Co. ....................................     1,189,001
    119,000    Coca-Cola Co. (The) ...........................     4,796,890
     24,500    Fresh Del Monte Produce, Inc. .................       557,865
     31,900    Kellogg Co. ...................................     1,378,718
     78,200    Kraft Foods, Inc., Class A ....................     2,200,548
     50,000    Kroger Co. (The)* ............................        944,000
    113,500    PepsiCo, Inc. .................................     6,705,580
    141,300    Procter & Gamble Co. ..........................     8,178,444
     14,700    Reynolds American, Inc. .......................     1,401,351
     58,500    Safeway, Inc. .................................     1,384,110
     61,600    Sara Lee Corp. ................................     1,164,240
     47,200    Supervalu, Inc. ...............................     1,533,056
     16,800    Unilever NV ...................................     1,153,320
     18,900    UST, Inc. .....................................       771,687

   Shares                                                            Value
-----------                                                      -----------
Consumer Staples (continued)
     55,400    Wal-Mart Stores, Inc. .........................   $ 2,592,720
                                                                 -----------
                                                                  45,020,366
                                                                 -----------
Energy - 9.0%
     17,200    BP PLC ADR ....................................     1,104,584
    152,176    Chevron Corp. .................................     8,639,032
    117,200    ConocoPhillips ................................     6,818,696
     20,400    Diamond Offshore Drilling, Inc. ...............     1,419,024
    190,500    Exxon Mobil Corp. .............................    10,700,385
     29,200    GlobalSantaFe Corp. ...........................     1,405,980
     49,200    Halliburton Co. ...............................     3,048,432
     31,200    Marathon Oil Corp. ............................     1,902,264
     11,700    National Oilwell Varco, Inc.* .................       733,590
     12,800    Noble Corp. ...................................       902,912
     30,000    Noble Energy, Inc. ............................     1,209,000
     46,350    Occidental Petroleum Corp. ....................     3,702,438
     36,700    Pride International, Inc.* ...................      1,128,525
     32,200    Rowan Cos., Inc. ..............................     1,147,608
     29,200    Valero Energy Corp. ...........................     1,506,720
                                                                 -----------
                                                                  45,369,190
                                                                 -----------
Financials - 27.4%
     60,000    ACE, Ltd. .....................................     3,206,400
      8,200    Allstate Corp. (The) ..........................       443,374
    156,325    American International Group, Inc. ............    10,666,055
    343,000    Bank of America Corp. .........................    15,829,450
     10,800    Bear Stearns Cos., Inc. (The) .................     1,247,724
         17    Berkshire Hathaway, Inc., Class A .............     1,506,540
     22,700    Chubb Corp. ...................................     2,216,655
     30,600    CIT Group, Inc. ...............................     1,584,468
    299,981    Citigroup, Inc. ...............................    14,558,078
     40,400    Comerica, Inc. ................................     2,293,104
     16,500    Corus Bankshares, Inc. ........................       928,455
     65,800    E*Trade Financial Corp.* ......................     1,372,588
     23,500    Endurance Specialty Holdings, Ltd. ............       842,475
     78,400    Fannie Mae ....................................     3,826,704
      8,700    Freddie Mac ...................................       568,545
     94,200    Genworth Financial, Inc., Class A .............     3,257,436
     23,600    Golden West Financial Corp. ...................     1,557,600
     26,200    Goldman Sachs Group, Inc. .....................     3,346,002
     42,400    Hartford Financial Services Group, Inc. .......     3,641,736
     29,200    Huntington Bancshares, Inc. ...................       693,500
    178,612    JPMorgan Chase & Co. ..........................     7,089,110
     61,300    Keycorp .......................................     2,018,609
     10,900    Lehman Brothers Holdings, Inc. ................     1,397,053
     33,700    Marshall & Ilsley Corp. .......................     1,450,448
    103,300    Merrill Lynch & Co., Inc. .....................     6,996,509
    110,500    Metlife, Inc. .................................     5,414,500
     14,800    Moody's Corp. .................................       909,016
     83,500    Morgan Stanley ................................     4,737,790
     40,700    National City Corp. ...........................     1,366,299
     31,300    Platinum Underwriters Holdings, Ltd. ..........       972,491
     14,400    PNC Financial Services Group, Inc. ............       890,352
     29,800    Prudential Financial, Inc. ....................     2,181,062

                       See Notes to Financial Statements.
                                       19

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WILSHIRE VARIABLE INSURANCE TRUST
EQUITY FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

   Shares                                                           Value
-----------                                                      -----------
Financials (continued)
    112,523    St. Paul Travelers Cos., Inc. (The) ...........   $ 5,026,402
     49,800    State Street Corp. ............................     2,760,912
     15,300    Torchmark Corp. ...............................       850,680
    134,900    U.S. Bancorp ..................................     4,032,161
     16,600    UBS AG ........................................     1,579,490
     24,900    UnumProvident Corp. ...........................       566,475
    121,651    Wachovia Corp. ................................     6,430,472
     56,042    Washington Mutual, Inc. .......................     2,437,827
     74,900    Wells Fargo & Co. .............................     4,705,967
     16,400    XL Capital, Ltd., Class A .....................     1,105,032
                                                                 -----------
                                                                 138,505,546
                                                                 -----------
Health Care - 10.2%
     68,600    Abbott Laboratories ...........................     2,704,898
     33,600    Aetna, Inc. ...................................     3,168,816
     15,600    AmerisourceBergen Corp. .......................       645,840
     55,800    Amgen, Inc.* ..................................     4,400,388
     22,400    Bristol-Myers Squibb Co. ......................       514,752
     13,400    Cigna Corp. ...................................     1,496,780
     32,100    Eisai Co., Ltd. ADR ...........................     1,351,410
     64,000    Eli Lilly & Co. ...............................     3,621,760
     18,800    Fisher Scientific International, Inc.* .. .....     1,162,968
     24,800    Genzyme Corp.* ................................     1,755,344
     25,100    GlaxoSmithKline PLC ADR .......................     1,267,048
      6,500    HCA, Inc. .....................................       328,250
     79,000    Johnson & Johnson .............................     4,747,900
     11,600    Medco Health Solutions, Inc.* .................       647,280
     81,500    Medtronic, Inc. ...............................     4,691,955
    112,800    Merck & Co., Inc. .............................     3,588,168
    298,550    Pfizer, Inc. ..................................     6,962,186
     44,700    Sanofi-Aventis ADR ............................     1,962,330
    147,600    Schering-Plough Corp. .........................     3,077,460
     42,300    WellPoint, Inc.* ..............................     3,375,117
                                                                 -----------
                                                                  51,470,650
                                                                 -----------
Industrials - 9.9%
     13,200    3M Co. ........................................     1,023,000
     14,900    American Axle & Manufacturing Holdings, Inc. ..       273,117
     66,000    Boeing Co. ....................................     4,635,840
     32,200    Burlington Northern Santa Fe Corp. ............     2,280,404
     23,900    Caterpillar, Inc. .............................     1,380,703
     26,200    Cooper Industries, Ltd., Class A ..............     1,912,600
     36,300    CSX Corp. .....................................     1,842,951
     20,500    Eaton Corp. ...................................     1,375,345
     19,600    Equifax, Inc. .................................       745,192
     94,100    Flextronics International, Ltd.* ..............       982,404
     21,300    Frontline, Ltd. ...............................       807,696
     12,500    General Dynamics Corp. ........................     1,425,625
    353,500    General Electric Co. ..........................    12,390,175
     28,200    Goodrich Corp. ................................     1,159,020
     32,100    Graco, Inc. ...................................     1,171,008
     35,400    Ingersoll-Rand Co., Ltd., Class A .............     1,429,098
     22,500    Lockheed Martin Corp. .........................     1,431,675
      6,900    Magna International, Inc., Class A ............       496,662

   Shares                                                           Value
-----------                                                      -----------
Industrials (continued)
     32,200    Norfolk Southern Corp. ........................   $ 1,443,526
     12,900    Northrop Grumman Corp. ........................       775,419
     39,000    Raytheon Co. ..................................     1,565,850
     11,500    Rockwell Automation, Inc. .....................       680,340
     20,000    Rockwell Collins, Inc. ........................       929,400
     22,200    SPX Corp. .....................................     1,016,094
     22,900    Textron, Inc. .................................     1,762,842
     26,100    Tyco International, Ltd. ......................       753,246
      6,400    United Parcel Service, Inc., Class B ..........       480,960
     47,600    United Technologies Corp. .....................     2,661,316
     45,200    Waste Management, Inc. ........................     1,371,820
                                                                 -----------
                                                                  50,203,328
                                                                 -----------
Information Technology - 13.1%
     31,200    Accenture, Ltd., Class A ......................       900,744
     44,357    ADC Telecommunications, Inc.*..................       990,935
     24,200    Adobe Systems, Inc. ...........................       894,432
     52,140    Agere Systems, Inc.* ..........................       672,606
     20,500    Analog Devices, Inc. ..........................       735,335
     16,400    Arrow Electronics, Inc.* ......................       525,292
     13,900    Autodesk, Inc. ................................       597,005
     32,900    Automatic Data Processing, Inc. ...............     1,509,781
     47,900    Avnet, Inc.* ..................................     1,146,726
     43,000    Celestica, Inc.* ..............................       454,080
    196,500    Cisco Systems, Inc.* ..........................     3,364,080
    224,800    Corning, Inc.* ................................     4,419,568
     60,000    Dell, Inc.* ...................................     1,799,400
     65,700    Earthlink, Inc.* ..............................       729,927
     57,000    Electronic Data Systems Corp. .................     1,370,280
    197,100    EMC Corp.* ....................................     2,684,502
     28,500    First Data Corp. ..............................     1,225,785
      3,300    Google, Inc., Class A* ........................     1,369,038
    225,300    Hewlett-Packard Co. ...........................     6,450,339
    255,200    Intel Corp. ...................................     6,369,792
     37,300    International Business Machines Corp...........     3,066,060
     22,300    Lam Research Corp.* ...........................       795,664
    490,800    Microsoft Corp. ...............................    12,834,420
    119,200    Nokia Oyj ADR .................................     2,181,360
     86,900    Nortel Networks Corp. .........................       265,914
     36,700    Qualcomm, Inc. ................................     1,581,036
    155,900    Sanmina-SCI Corp.* ............................       664,134
    214,300    Solectron Corp.* ..............................       784,338
     15,700    Tech Data Corp.* ..............................       622,976
     49,200    Tellabs, Inc.* ................................       536,280
     22,900    Texas Instruments, Inc. .......................       734,403
    100,600    Yahoo!, Inc.* .................................     3,941,508
                                                                 -----------
                                                                  66,217,740
                                                                 -----------
Materials - 2.8%
     21,300    Cameco Corp. ..................................     1,350,207
     44,900    Dow Chemical Co. (The) ........................     1,967,518
     14,400    IPSCO, Inc. ...................................     1,194,912
     16,600    Monsanto Co. ..................................     1,286,998
     29,300    Newmont Mining Corp. ..........................     1,564,620
     14,500    Nucor Corp. ...................................       967,440

                       See Notes to Financial Statements.
                                       20

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
EQUITY FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

   Shares                                                           Value
-----------                                                      -----------
Materials (continued)
     61,500    Owens-Illinois, Inc.* .........................   $ 1,293,960
     10,900    Phelps Dodge Corp. ............................     1,568,183
     18,400    PPG Industries, Inc. ..........................     1,065,360
      6,400    Rio Tinto PLC ADR .............................     1,169,856
     53,700    Smurfit-Stone Container Corp.* ................       760,929
                                                                 -----------
                                                                  14,189,983
                                                                 -----------
Telecommunication Services - 3.4%
     26,600    Amdocs, Ltd. ..................................       731,500
     13,000    American Tower Corp., Class A* ................       352,300
    170,013    AT&T, Inc. ....................................     4,163,619
     87,500    BellSouth Corp. ...............................     2,371,250
     39,300    Crown Castle International Corp.* .............     1,057,563
     55,200    Deutsche Telekom AG ADR .......................       917,976
    208,823    Sprint Nextel Corp. ...........................     4,878,105
     71,400    Verizon Communications, Inc. ..................     2,150,568
     32,200    Vodafone Group PLC ADR ........................       691,334
                                                                 -----------
                                                                  17,314,215
                                                                 -----------
Utilities - 2.9%
     22,400    Ameren Corp. ..................................     1,147,776
     56,220    American Electric Power Co., Inc. .............     2,085,200
     21,500    Consolidated Edison, Inc. .....................       996,095
     19,900    Dominion Resources, Inc. (VA) .................     1,536,280
     34,100    DTE Energy Co. ................................     1,472,779
     28,300    Entergy Corp. .................................     1,942,795
     28,100    National Fuel Gas Co. .........................       876,439

   Shares                                                           Value
-----------                                                      -----------
Utilities (continued)
     54,900    PG&E Corp. ....................................   $ 2,037,888
     47,000    Southern Co. (The) ............................     1,622,910
     19,000    TXU Corp. .....................................       953,610
                                                                 -----------
                                                                  14,671,772
                                                                 -----------
Total Common Stock (Cost $446,511,221)                           500,083,819
                                                                 -----------

                                           Maturity
                                              Date         Par
                                           --------    ----------
REPURCHASE AGREEMENT - 0.3%

Agreement with Banc of America,
  3.29% dated 12/30/2005 to be
  repurchased at $1,304,477,
  collateralized by $940,000 U.S.
  Treasury Bonds, 8.125%, due
  08/15/2021 (market value $1,336,766)
  (Cost $1,304,000)                        01/03/06    $1,304,000      1,304,000
                                                                   -------------
Total Investments - 99.2%
(Cost $447,815,221)                                                  501,387,819
Other Assets & Liabilities, Net - 0.8%                                 4,111,298
                                                                   -------------
NET ASSETS - 100.0%                                                $ 505,499,117
                                                                   =============

----------

     ADR - American Depository Receipt.
   * Non-income producing security.

                       See Notes to Financial Statements.
                                       21

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND
STATEMENT OF INVESTMENTS
                                                               December 31, 2005

                                         Maturity
                                           Date         Par         Value
                                         --------   ----------   -----------
ASSET BACKED SECURITIES - 6.1%

Amortizing Residential Collateral Trust
4.66%(a)                                 01/01/32   $   88,378   $    88,226
Bayview Financial Acquisition Trust
4.83%(a)                                 02/28/44      279,619       280,449
Chase Issuance Trust
3.22%                                    06/15/10      475,000       462,218
Chase Manhattan Auto Owner Trust
3.87%                                    06/15/09      550,000       542,425
Chesapeake Funding LLC
4.69%(a)                                 08/07/15    1,100,000     1,100,823
Citibank Credit Card Issuance Trust
2.55%                                    01/20/09      525,000       512,753
Conseco Finance Securitizations Corp.
0.00%                                    03/01/33      608,666       152,166
Countrywide Asset-Backed Certificates
4.67%(a)                                 06/25/35      285,761       285,919
Discover Card Master Trust I
4.53%(a)                                 07/15/08      600,000       600,046
Ford Credit Auto Owner Trust
4.30%                                    08/15/09      475,000       470,175
Green Tree Financial Corp.
9.15%                                    01/15/18       48,516        42,533
Green Tree Home Improvement Loan Trust
7.60%                                    07/15/20       18,269        18,069
Green Tree Recreational Equipment &
  Consumer Trust
7.25%                                    03/15/29      104,459        94,265
MBNA Credit Card Master Note Trust
2.65%                                    11/15/10      600,000       570,520
2.70%                                    09/15/09      525,000       511,185
3.30%                                    07/15/10      510,000       494,837
4.30%                                    02/15/11      500,000       493,909
MSDWCC Heloc Trust
4.57%(a)                                 07/25/17       69,168        69,178
USAA Auto Owner Trust
4.55%                                    02/16/10      500,000       497,841
Wachovia Auto Owner Trust
4.82%                                    04/20/10      450,000       450,000
                                                                 -----------
Total Asset Backed Securities
(Cost $7,763,878)                                                  7,737,537
                                                                 -----------
COLLATERALIZED MORTGAGE
  OBLIGATIONS - 13.5%

Asset Securitization Corp.
6.82%(a)                                 02/14/43      100,000       107,727
7.07%                                    02/14/43      260,000       267,824
Banc of America Commercial Mortgage,
  Inc.
5.12%                                    07/11/43      520,000       520,969
Bank of America Alternative Loan Trust
5.00%                                    08/25/19      169,670       166,966
Bear Stearns Adjustable Rate Mortgage
  Trust
4.02%(a)                                 07/25/34      733,575       711,378

                                         Maturity
                                           Date        Par          Value
                                         --------   ----------   -----------
Bear Stearns Commercial Mortgage
  Securities
4.67%                                    06/11/41   $   90,000   $    86,653
4.82%                                    11/11/41      345,000       336,666
Capital Lease Funding Securitization LP
 7.35%*                                  06/22/24      262,276       266,748
Countrywide Alternative Loan Trust
4.69%(a)                                 10/25/35      532,015       532,015
4.83%(a)                                 09/25/34      182,484       182,765
Countrywide Home Loan Mortgage Pass
  Through Trust
4.65%(a)                                 02/25/35      253,089       253,303
CS First Boston Mortgage Securities
  Corp.
6.30%                                    11/11/30      320,000       330,077
6.55%                                    01/17/35      675,000       691,207
Deutsche Mortgage and Asset Receiving
  Corp.
6.54%                                    06/15/31      694,585       711,509
GE Capital Commercial Mortgage Corp.
6.27%                                    12/10/35      340,000       360,146
GMAC Commercial Mortgage Securities,
  Inc.
4.65%                                    04/10/40      575,000       563,041
7.18%                                    08/15/36      280,162       296,886
7.46%                                    08/16/33      280,000       303,503
GS Mortgage Securities Corp. II
6.14%                                    10/18/30      439,760       450,068
6.62%                                    10/18/30      385,366       397,559
Harborview Mortgage Loan Trust
4.59%(a)                                 05/19/35      529,902       527,235
4.68%(a)                                 11/19/35      394,712       395,115
Impac CMB Trust
4.65%(a)                                 05/25/35      476,091       476,057
4.73%(a)                                 10/25/33      153,140       153,141
Indymac Index Mortgage Loan Trust
5.16%(a)                                 10/25/35      555,659       525,520
JP Morgan Chase Commercial Mortgage
  Securities Corp.
4.74%                                    07/15/42      325,000       314,460
5.29%                                    01/12/43      100,000       101,343
5.86%                                    10/12/35      240,000       248,371
6.43%                                    04/15/35      300,000       317,645
LB-UBS Commercial Mortgage Trust
4.06%(a)                                 09/15/27      180,000       174,852
4.95%                                    09/15/40      500,000       492,540
4.98%(a)                                 06/15/29      360,000       361,652
7.37%                                    08/15/26      270,000       293,141
Morgan Stanley Capital I
4.99%(a)                                 08/13/42      240,000       236,708
Prime Mortgage Trust
8.00%                                    07/25/34      600,000       622,406
Residential Asset Securitization Trust
4.75%                                    02/25/19    1,257,802     1,223,606
SACO I, Inc.
4.47%                                    09/25/35      519,118       519,156

                       See Notes to Financial Statements.
                                       22

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

                                         Maturity
                                           Date         Par         Value
                                         --------   ----------   -----------
Salomon Brothers Mortgage Securities VII
 4.68%(a)                                03/25/32   $  181,517   $   181,960
 6.59%                                   12/18/33      300,000       316,582
Small Business Administration
 4.75%                                   08/10/14      307,336       302,027
Washington Mutual Mortgage
  Pass-Through Certificates
 5.56%(a)                                01/25/35      394,995       393,983
Washington Mutual, Inc.
 4.42%(a)                                04/25/45      449,772       449,772
 4.61%(a)                                11/25/34      615,745       617,058
Wells Fargo Mortgage Backed Securities
  Trust
 3.54%(a)                                09/25/34      470,000       451,213
                                                                 -----------
Total Collateralized Mortgage
Obligations
(Cost $17,590,874)                                                17,232,553
                                                                 -----------
CORPORATE BONDS - 19.4%

Consumer Discretionary - 1.9%

AMC Entertainment, Inc.
 8.00%                                   03/01/14       10,000         9,050
Amerigas Partners LP
 7.25%                                   05/20/15       10,000        10,200
Caesars Entertainment, Inc.
 8.12%                                   05/15/11       12,000        13,245
Comcast Corp.
 6.50%                                01/15-11/35      405,000       424,241
 7.05%                                   03/15/33       25,000        26,990
CSC Holdings, Inc.
 7.62%                                   04/01/11       20,000        19,900
 7.88%                                   02/15/18       16,000        15,440
Delta Air Lines, Inc.
 6.72%                                   01/02/23      116,306       117,969
DI Finance/DynCorp International
 9.50%                                   02/15/13       10,000        10,400
DirecTV Holdings LLC
 6.38%                                   06/15/15       50,000        48,875
Federated Department Stores, Inc.
 6.79%                                   07/15/27       30,000        31,537
General Motors Corp.
 8.38%                                   07/05/33       30,000        23,608
Hertz Corp.
 8.88%*                                  01/01/14       45,000        45,844
Historic TW, Inc.
 6.62%                                   05/15/29      165,000       164,768
Inn of the Mountain Gods Resort &
  Casino
12.00%                                   11/15/10       10,000         9,900
JC Penney Co., Inc.
 7.40%                                   04/01/37       10,000        11,172
K Hovnanian Enterprises, Inc.
 6.25%                                   01/15/16      120,000       111,339
K2, Inc.
 7.38%                                   07/01/14       15,000        14,925

                                         Maturity
                                           Date         Par         Value
                                         --------   ----------   -----------
Consumer Discretionary (continued)
KB Home
 6.25%                                   06/15/15   $   45,000   $    43,549
Lennar Corp.
 5.60%                                   05/31/15       25,000        24,138
May Department Stores Co. (The)
 7.88%                                   03/01/30       30,000        35,778
MGM Mirage
 6.00%                                   10/01/09       45,000        44,719
 6.75%                                   09/01/12       20,000        20,275
 8.50%                                   09/15/10       50,000        54,187
Mohegan Tribal Gaming Authority
 6.12%                                   02/15/13       10,000         9,825
 8.00%                                   04/01/12        5,000         5,262
Movie Gallery, Inc.
11.00%                                   05/01/12       15,000        11,700
News America, Inc.
 6.20%                                   12/15/34      155,000       153,962
 6.40%*                                  12/15/35       25,000        25,198
Oxford Industries, Inc.
 8.88%                                   06/01/11       10,000        10,188
Premier Entertainment Biloxi LLC
10.75%                                   02/01/12       10,000         9,650
Pulte Homes, Inc.
 6.00%                                   02/15/35       15,000        13,314
Reader's Digest Association, Inc. (The)
 6.50%                                   03/01/11       10,000         9,775
Station Casinos, Inc.
 6.00%                                   04/01/12       20,000        19,950
Suburban Propane Partners LP
 6.88%                                   12/15/13       30,000        28,050
Tele-Communications - TCI Group
 7.88%                                   08/01/13      295,000       333,428
Time Warner, Inc.
 6.88%                                   05/01/12      400,000       425,792
 7.70%                                   05/01/32       25,000        28,116
                                                                 -----------
                                                                   2,416,259
                                                                  ----------
Consumer Staples - 0.3%

Altria Group, Inc.
 7.00%                                   11/04/13        5,000         5,471
 7.20%                                   02/01/07      240,000       244,303
Delhaize America, Inc.
 9.00%                                   04/15/31       20,000        23,512
Smithfield Foods, Inc.
 7.00%                                   08/01/11       20,000        20,400
Unilever Capital Corp.
 7.12%                                   11/01/10       55,000        59,887
                                                                 -----------
                                                                     353,573
                                                                 -----------
Energy - 2.8%

Amerada Hess Corp.
 7.12%                                   03/15/33       30,000        34,053
 7.30%                                   08/15/31      215,000       248,816

                       See Notes to Financial Statements.
                                       23

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

                                         Maturity
                                           Date         Par         Value
                                         --------   ----------   -----------
Energy (continued)
Apache Corp.
6.25%                                    04/15/12   $   80,000     $  85,966
Chesapeake Energy Corp.
6.25%                                    01/15/18       50,000        49,000
 6.88%*                                  11/15/20       10,000        10,125
7.50%                                 09/13-06/14       20,000        21,225
ConocoPhillips
4.75%                                    10/15/12      370,000       367,735
ConocoPhillips Holding Co.
6.95%                                    04/15/29       10,000        12,069
Devon Energy Corp.
7.95%                                    04/15/32      130,000       167,657
El Paso Corp.
7.75%                                    01/15/32       40,000        40,100
7.80%                                    08/01/31      940,000       937,650
El Paso Corp. Convertible Debentures
4.87%(b)                                 02/28/21    1,050,000       572,250
Enterprise Products Operating LP
4.00%                                    10/15/07       25,000        24,478
4.95%                                    06/01/10       75,000        73,545
KCS Energy, Inc.
7.12%                                    04/01/12        5,000         4,988
Kerr-McGee Corp.
7.88%                                    09/15/31      160,000       189,865
Massey Energy Co.
 6.88%*                                  12/15/13       80,000        80,700
Northwest Pipeline Corp.
8.12%                                    03/01/10       30,000        31,800
Pacific Gas & Electric Co.
6.05%                                    03/01/34      120,000       124,195
Plains Exploration & Production Co.
7.12%                                    06/15/14       20,000        20,700
Pogo Producing Co.
 6.88%*                                  10/01/17       10,000         9,750
Pride International, Inc.
7.38%                                    07/15/14       20,000        21,450
Southern Natural Gas Co.
8.88%                                    03/15/10       20,000        21,374
Transcontinental Gas Pipe Line Corp.
8.88%                                    07/15/12       35,000        40,075
Vintage Petroleum, Inc.
7.88%                                    05/15/11       20,000        20,900
8.25%                                    05/01/12       24,000        25,740
Williams Cos., Inc.
7.50%                                    01/15/31      173,000       179,055
7.62%                                    07/15/19       10,000        10,725
7.75%                                    06/15/31       80,000        84,400
XTO Energy, Inc.
6.25%                                    04/15/13       20,000        21,196
7.50%                                    04/15/12       36,000        40,268
                                                                 -----------
                                                                   3,571,850
                                                                 -----------

                                         Maturity
                                           Date         Par         Value
                                         --------   ----------   -----------
Financials - 9.4%

Bank of America Corp.
3.88%                                    01/15/08   $   65,000   $    63,808
4.25%                                    10/01/10       90,000        87,516
4.50%                                    08/01/10      245,000       240,760
4.88%                                    01/15/13      120,000       118,676
BellSouth Capital Funding Corp.
7.88%                                    02/15/30      160,000       193,155
Berkshire Hathaway Finance Corp.
3.38%                                    10/15/08      150,000       144,529
4.12%                                    01/15/10       95,000        92,315
Boeing Capital Corp.
5.80%                                    01/15/13       85,000        89,096
CIT Group, Inc.
4.00%                                    05/08/08        5,000         4,891
Citigroup, Inc.
3.62%                                    02/09/09    1,005,000       967,560
4.12%                                    02/22/10      175,000       170,013
5.00%                                    09/15/14      265,000       260,854
Deutsche Bank AG
3.84%                                    03/15/07      150,000       148,875
Devon Financing Corp. ULC
7.88%                                    09/30/31       35,000        44,474
E*Trade Financial Corp.
7.38%*                                   09/15/13       10,000        10,125
Ford Motor Credit Co.
4.95%                                    01/15/08      130,000       116,479
6.62%                                    06/16/08       50,000        45,353
7.25%                                    10/25/11       55,000        47,512
7.38%                                 10/09-02/11      910,000       806,444
Forest City Enterprises, Inc.
6.50%                                    02/01/17        8,000         7,840
General Electric Capital Corp.
3.12%                                    04/01/09      215,000       203,903
3.45%(a)                                 01/15/08      950,000       943,107
4.12%                                    09/01/09       25,000        24,337
5.00%                                    11/15/11      715,000       715,704
General Motors Acceptance Corp.
5.12%                                    05/09/08       30,000        26,707
5.62%                                    05/15/09      190,000       169,041
5.85%                                    01/14/09       30,000        26,839
6.12%                                 02/07-08/07      270,000       254,434
6.15%                                    04/05/07      210,000       198,356
6.31%                                    11/30/07       50,000        45,237
7.25%                                    03/02/11      165,000       151,658
7.75%                                    01/19/10       90,000        84,050
Goldman Sachs Group, Inc.
6.60%                                    01/15/12      290,000       311,515
Host Marriott LP
9.25%                                    10/01/07        4,000         4,220
HSBC Bank USA NA
3.87%                                    06/07/07      300,000       295,625

                       See Notes to Financial Statements.
                                       24

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

                                         Maturity
                                           Date         Par         Value
                                         --------   ----------   -----------
Financials (continued)
HSBC Finance Corp. NA
 6.38%                                   11/27/12   $   40,000   $    42,503
 6.40%                                   06/17/08      325,000       335,283
 6.50%                                   11/15/08      213,000       221,685
JP Morgan Chase & Co.
 3.62%                                   05/01/08       50,000        48,632
 5.12%                                   09/15/14       45,000        44,546
 5.15%                                   10/01/15       30,000        29,575
 5.35%                                   03/01/07      100,000       100,392
 5.75%                                   01/02/13      195,000       201,100
 6.38%                                   02/15/08      100,000       102,761
Lehman Brothers Holdings, Inc.
 6.62%                                   01/18/12      150,000       161,950
 7.88%                                   08/15/10       55,000        61,353
Metlife, Inc.
 5.70%                                   06/15/35       80,000        80,296
Mizuho JGB Investment LLC
 9.87%(a)*                               12/31/49      210,000       232,248
Mizuho Preferred Capital Co. LLC
 8.79%(a)*                               12/31/49      360,000       389,190
Morgan Stanley
 3.62%                                   04/01/08      270,000       263,037
 5.05%                                   01/21/11      275,000       275,081
 6.75%                                   04/15/11       50,000        53,826
Protective Life Secured Trust
 3.70%                                   11/24/08       10,000         9,705
RBS Capital Trust I
 4.71%                                   12/31/49       90,000        85,539
Rouse Co. (The)
 3.62%                                   03/15/09       35,000        32,691
 5.38%                                   11/26/13      125,000       118,652
SLM Corp.
 3.62%(a)                                03/17/08      120,000       116,979
 5.37%                                   04/01/09      220,000       212,626
SunTrust Banks, Inc.
 3.62%                                   10/15/07      270,000       264,139
 4.00%                                   10/15/08       65,000        63,514
UBS Preferred Funding Trust I
 8.62%(a)                                12/31/49       25,000        28,598
UGS Corp.
10.00%                                   06/01/12       20,000        21,800
US Bancorp
 3.12%                                   03/15/08      170,000       164,167
US Bank NA
 2.87%                                   02/01/07      250,000       244,617
Ventas Realty LP/Ventas Capital Corp.
 6.75%                                   06/01/10       10,000        10,250
 8.75%                                   05/01/09       20,000        21,600
 9.00%                                   05/01/12       10,000        11,400

                                         Maturity
                                           Date        Par          Value
                                         --------   ----------   -----------
Financials (continued)
Verizon Global Funding Corp.
 4.38%                                   06/01/13   $   35,000   $    33,148
 6.88%                                   06/15/12       10,000        10,852
 7.38%                                   09/01/12       60,000        66,914
 7.75%                                   12/01/30      100,000       118,866
Wells Fargo & Co.
 4.00%                                   08/15/08      230,000       225,704
 4.20%                                   01/15/10      195,000       189,839
 4.62%                                   08/09/10       55,000        54,315
 5.00%                                   11/15/14       75,000        74,341
                                                                 -----------
                                                                  11,938,722
                                                                 -----------
Health Care - 0.6%

AmerisourceBergen Corp.
 5.88%*                                  09/15/15       20,000        20,175
Bio-Rad Laboratories, Inc.
 6.12%                                   12/15/14       20,000        19,750
 7.50%                                   08/15/13        5,000         5,300
Bristol-Myers Squibb Co.
 5.75%                                   10/01/11       20,000        20,656
Davita, Inc.
 7.25%                                   03/15/15      150,000       151,875
HCA, Inc.
 5.50%                                   12/01/09       40,000        39,505
 6.25%                                   02/15/13       10,000        10,007
 7.25%                                   05/20/08       22,000        22,742
 7.69%                                   06/15/25       30,000        31,152
Omnicare, Inc.
 6.88%                                   12/15/15       54,000        54,810
Tenet Healthcare Corp.
 6.38%                                   12/01/11      121,000       110,412
 9.25%*                                  02/01/15      171,000       169,718
 9.88%                                   07/01/14       40,000        40,500
WellPoint, Inc.
 5.95%                                   12/15/34       50,000        51,544
Wyeth
 6.00%                                   02/15/36       50,000        51,489
                                                                 -----------
                                                                     799,635
                                                                 -----------
Industrials - 1.8%

BE Aerospace, Inc.
 8.50%                                   10/01/10       30,000        32,025
Case New Holland, Inc.
 9.25%                                   08/01/11       10,000        10,700
Crown Americas LLC
 7.75%*                                  11/15/15       10,000        10,350
DaimlerChrysler NA Holding Corp.
 4.88%                                   06/15/10       90,000        87,875
 6.50%                                   11/15/13       50,000        52,352
 7.30%                                   01/15/12      135,000       145,666
Eastman Kodak Co.
 7.25%                                   11/15/13       35,000        33,454
General Motors Corp.
 8.25%                                   07/15/23       70,000        44,975

                       See Notes to Financial Statements.
                                       25

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

                                         Maturity
                                           Date        Par          Value
                                         --------   ----------   -----------
Industrials (continued)
Kansas City Southern Railway Corp.
 9.50%                                   10/01/08   $   23,000   $    24,897
L-3 Communications Corp.
  6.38%*                                 10/15/15        5,000         4,987
Liberty Development Corp.
 5.25%                                   10/01/35       50,000        56,737
Lockheed Martin Corp.
 7.65%                                   05/01/16       95,000       113,176
 8.50%                                   12/01/29       40,000        54,519
Norfolk Southern Corp.
 6.20%                                   04/15/09       90,000        93,554
 7.25%                                   02/15/31       30,000        36,390
Northrop Grumman Corp.
 4.08%                                   11/16/06      150,000       148,841
OMI Corp.
 7.62%(c)                                12/01/13       20,000        20,275
Overseas Shipholding Group
 7.50%                                   02/15/24       20,000        19,800
Raytheon Co.
 6.75%                                   08/15/07       23,000        23,563
Raytheon Co. Pfd. Unit
 7.00%                                   05/15/06        1,550        78,372
Service Corp International US
 7.00%*                                  06/15/17       20,000        19,850
 7.70%                                   04/15/09       15,000        15,750
Teck Cominco, LTD.
 6.12%                                   10/01/35       50,000        49,448
Teekay Shipping Corp.
 8.88%                                   07/15/11       19,000        21,470
Terex Corp.
 7.38%                                   01/15/14       15,000        14,850
Tyco International Group SA
 6.38%(c)                                10/15/11       50,000        51,930
 6.88%                                   01/15/29      160,000       174,391
United Rentals North America, Inc.
 6.50%                                   02/15/12        5,000         4,869
United Technologies Corp.
 8.88%                                   11/15/19       25,000        33,406
Visteon Corp.
 8.25%                                   08/01/10       20,000        17,000
Waste Management, Inc.
 6.88%                                   05/15/09      425,000       448,100
 7.00%                                   10/15/06      125,000       126,718
 7.38%                                   05/15/29      165,000       192,829
                                                                 -----------
                                                                   2,263,119
                                                                 -----------
Information Technology - 0.0%#

Freescale Semiconductor, Inc.
 6.90%(a)                                07/15/09       10,000        10,275

                                         Maturity
                                           Date        Par          Value
                                         --------   ----------   -----------
Information Technology (continued)
Magnachip Semiconductor
  SA/Magnachip Semiconductor
  Finance Co.
 7.74%(a)                                12/15/11   $   25,000   $    25,375
                                                                 -----------
                                                                      35,650
                                                                 -----------
Materials - 0.3%

Catalyst Paper Corp.
 8.62%                                   06/15/11       15,000        14,325
Georgia-Pacific Corp.
 7.70%                                   06/15/15       13,000        12,545
 9.50%                                   12/01/11        1,000         1,054
IMC Global, Inc.
10.88%                                   08/01/13       30,000        34,462
International Paper Co.
 5.50%                                   01/15/14       35,000        34,399
International Steel Group, Inc.
 6.50%                                   04/15/14        5,000         5,000
Lyondell Chemical Co.
 9.62%                                   05/01/07        4,000         4,175
MacDermid, Inc.
 9.12%                                   07/15/11       10,000        10,588
Trimas Corp.
 9.88%                                   06/15/12       10,000         8,250
Westlake Chemical Corp.
 8.75%                                   07/15/11       10,000        10,700
Weyerhaeuser Co.
 6.75%                                   03/15/12      175,000       185,743
                                                                 -----------
                                                                     321,241
                                                                 -----------
Telecommunication Services - 1.1%

BellSouth Corp.
 4.75%                                   11/15/12       10,000         9,745
Cincinnati Bell, Inc.
 7.00%                                   02/15/15       23,000        22,540
 7.25%                                   07/15/13       35,000        36,400
Citizens Communications, Co.
 9.25%                                   05/15/11       10,000        11,025
Clear Channel Communications, Inc.
 4.25%                                   05/15/09       50,000        48,063
 4.90%                                   05/15/15       10,000         9,043
 5.50%                                   09/15/14      130,000       124,395
Comcast Cable Communications
  Holdings, Inc.
 8.38%                                   03/15/13      120,000       138,897
COX Communications, Inc.
 7.75%                                   11/01/10       15,000        16,246
Echostar DBS Corp.
 7.30%(a)                                10/01/08       25,000        25,500
Horizon Lines LLC
  9.00%*                                 11/01/12       13,000        13,682
Lamar Media Corp.
 7.25%                                   01/01/13       25,000        25,937
Liberty Media Corp.
 5.99%(a)                                09/17/06      123,000       123,715

                       See Notes to Financial Statements.
                                       26

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

                                         Maturity
                                           Date         Par         Value
                                         --------   ----------   -----------
Telecommunication Services
  (continued)
New Cingular Wireless Services, Inc.
 8.12%                                   05/01/12   $   85,000   $    98,211
Nextel Communications, Inc.
 5.95%                                   03/15/14       15,000        15,079
 7.38%                                   08/01/15       20,000        21,106
Qwest Capital Funding, Inc.
 7.25%                                   02/15/11       10,000        10,125
 7.75%                                   02/15/31       30,000        28,800
Qwest Communications International,
  Inc.
 7.84%(a)                                02/15/09       40,000        40,550
Qwest Corp.
 5.62%                                   11/15/08       30,000        29,700
 7.74%(a)*                               06/15/13       35,000        37,756
 7.88%                                   09/01/11       35,000        37,712
SBC Communications, Inc.
 5.10%                                   09/15/14       70,000        68,382
 6.15%                                   09/15/34       10,000        10,045
 6.45%                                   06/15/34       20,000        20,811
Sprint Capital Corp.
 4.78%                                   08/17/06      160,000       159,872
 6.00%                                   01/15/07       70,000        70,685
 8.38%                                   03/15/12       40,000        46,359
 8.75%                                   03/15/32       50,000        66,354
Sungard Data Systems, Inc.
 9.12%*                                  08/15/13       25,000        25,875
Verizon New Jersey, Inc.
 5.88%                                   01/17/12       15,000        15,135
                                                                 -----------
                                                                   1,407,745
                                                                 -----------
Utilities - 1.2%

AES Corp. (The)
 7.75%                                   03/01/14       16,000        16,780
 8.88%                                   02/15/11       19,000        20,544
 9.38%                                   09/15/10       97,000       105,972
 9.50%                                   06/01/09       68,000        73,440
Cleveland Electric Illuminating Co.
  (The)
 5.65%                                   12/15/13       40,000        40,777
Colorado Interstate Gas Co.
 6.80%*                                  11/15/15       10,000        10,218
Dominion Resources, Inc.
 4.12%                                   02/15/08       30,000        29,444
 4.75%                                   12/15/10       30,000        29,319
 5.12%                                   12/15/09       80,000        79,766
 5.70%                                   09/17/12       90,000        91,513
FirstEnergy Corp.
 5.50%                                   11/15/06       40,000        40,144
 6.45%                                   11/15/11       50,000        53,000
 7.38%                                   11/15/31      260,000       306,792
Florida Power & Light Co.
 4.95%                                   06/01/35       55,000        50,270

                                       Maturity
                                         Date         Par            Value
                                     ------------ ------------ -------------
Utilities (continued)
Midwest Generation LLC
 8.75%                                   05/01/34   $   15,000   $    16,519
Midwest Generation LLC, Series B
 8.56%                                   01/02/16      104,076       113,183
Mirant North America LLC
 7.38%*                                  12/31/13       30,000        30,337
NorthWestern Corp.
 5.88%                                   11/01/14       10,000        10,019
Orion Power Holdings, Inc.
12.00%                                   05/01/10       15,000        16,950
Peabody Energy Corp.
 6.88%                                   03/15/13       28,000        29,120
Progress Energy, Inc.
 7.75%                                   03/01/31       70,000        83,969
Reliant Energy, Inc.
 6.75%                                   12/15/14       35,000        30,537
TXU Corp.
 6.38%                                   06/15/06       10,000        10,051
 6.55%                                   11/15/34      160,000       151,184
TXU Electric Delivery Co.
 6.38%                                   01/15/15       50,000        53,057
TXU Energy Co., LLC
 4.80%                                   11/15/09       25,000        24,047
 7.00%                                   03/15/13       50,000        53,283
                                                                 -----------
                                                                   1,570,235
                                                                 -----------
Total Corporate Bonds
(Cost $24,562,371)                                                24,678,029
                                                                 -----------
FOREIGN BONDS - 6.5%

Australia - 0.3%

Queensland Treasury Corp.
 6.00%(d)(e)                             06/14/11      410,000       309,666
                                                                 -----------
Bermuda - 0.0%#

Intelsat Bermuda, Ltd.
 6.50%(c)                                11/01/13       30,000        22,350
 8.70%(a)*(c)                            01/15/12       15,000        15,244

                                                                 -----------
                                                                      37,594
                                                                 -----------
Brazil - 0.4%

Brazilian Government International Bond
 5.25%(a)(c)                             04/15/12      156,768       154,808
 8.88%(c)                                04/15/24       39,000        43,485
11.00%(c)                                08/17/40      179,000       230,731
12.25%(c)                                03/06/30       30,000        43,275
                                                                 -----------
                                                                     472,299
                                                                 -----------
Bulgaria - 0.2%

Bulgaria Government International Bond
 8.25%(c)                                01/15/15      224,000       270,502
                                                                 -----------
Canada - 1.1%

Anadarko Finance Co.
 6.75%(c)                                05/01/11      200,000       216,387

                       See Notes to Financial Statements.
                                       27

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

                                         Maturity
                                           Date        Par          Value
                                         --------   ----------   -----------
Canada (continued)
Canadian Government Bond
 4.00%(d)(e)                             12/01/31   $  130,000   $   204,893
ChevronTexaco Capital Co.
 3.50%(c)                                09/17/07      200,000       195,925
Conoco Funding Co.
 6.35%(c)                                10/15/11       70,000        75,003
 7.25%(c)                                10/15/31       35,000        43,608
EnCana Corp.
 6.30%(c)                                11/01/11       90,000        96,083
Hydro Quebec
 6.30%(c)                                05/11/11       60,000        64,003
Ispat Inland ULC
 9.75%(c)                                04/01/14       78,000        88,335
Petro-Canada
 5.95%(c)                                05/15/35       45,000        45,649
Province of Ontario
 6.25%(e)                                06/16/15      210,000       141,785
Province of Quebec
 5.75%(c)                                02/15/09       75,000        77,191
 6.75%(e)                                11/09/15       70,000        48,335
Rogers Cable, Inc.
 6.75%(c)                                03/15/15       10,000        10,150
Rogers Wireless Communications, Inc.
 6.38%(c)                                03/01/14       20,000        20,050
 7.50%(c)                                03/15/15       30,000        32,400
Shaw Communications, Inc.
 7.20%(c)                                12/15/11       24,000        25,020
Sun Media Corp.
 7.62%(c)                                02/15/13       10,000        10,250
Western Oil Sands, Inc.
 8.38%(c)                                05/01/12       37,000        41,579
                                                                 -----------
                                                                   1,436,646
                                                                 -----------
Cayman Islands - 0.4%

Systems 2001 AT LLC
 6.66%*(c)                               09/15/13      422,278       449,367
                                                                 -----------
Colombia - 0.1%

Columbia Government International Bond
 8.12%(c)                                05/21/24       40,000        43,200
11.75%(c)                                02/25/20       90,000       124,425
                                                                 -----------
                                                                     167,625
                                                                 -----------
France - 0.0%#

France Telecom SA
 8.75%(a)(c)                             03/01/31       10,000        13,343
Rhodia SA
10.25%(c)                                06/01/10       20,000        21,900
                                                                 -----------
                                                                      35,243
                                                                 -----------
Germany - 0.2%

L-Bank Landeskreditbank
  Baden-Wuerttemberg Foerderbank
 4.25%(c)                                09/15/10      250,000       245,532
                                                                 -----------

                                         Maturity
                                           Date        Par          Value
                                         --------   ----------   -----------
Ireland - 0.2%

Depfa ACS Bank
 3.62%(c)                                10/29/08   $  150,000   $   145,765
Eircom Funding
 8.25%(c)                                08/15/13       50,000        53,500
                                                                 -----------
                                                                     199,265
                                                                 -----------
Israel - 0.3%

Israel Government AID Bond
 5.50%(c)                             04/24-09/33      400,000       433,220
                                                                 -----------
Luxembourg - 0.8%

Telecom Italia Capital SA
 4.95%(c)                                09/30/14       40,000        38,203
 5.25%(c)                             11/13-10/15       45,000        44,057
 6.00%(c)                                09/30/34       95,000        91,519
Tyco International Group SA
 6.00%(c)                                11/15/13      310,000       316,661
 6.12%(c)                                11/01/08       40,000        40,831
 6.38%(c)                                02/15/06       30,000        30,049
 6.75%(c)                                02/15/11       10,000        10,514
 7.00%(c)                                06/15/28      418,000       459,832
                                                                 -----------
                                                                   1,031,666
                                                                 -----------
Mexico - 1.0%

Mexican Bonos
 8.00%(e)                                12/19/13    1,050,000        97,361
 9.00%(e)                                12/22/11      365,000        35,784
 9.50%(e)                                12/18/14      325,000        32,893
Mexico Government International Bond
 7.50%(c)                                04/08/33      250,000       296,000
 8.00%(c)                                09/24/22       25,000        30,844
 8.30%(c)                                08/15/31       60,000        77,100
 8.38%(c)                                01/14/11       55,000        62,700
11.50%(c)                                05/15/26      360,000       588,600
                                                                 -----------
                                                                   1,221,282
                                                                 -----------
Netherlands - 0.0%#

Deutsche Telekom International
  Finance BV
 8.75%(c)                                06/15/30       40,000        50,875
                                                                 -----------
New Zealand - 0.1%

General Electric Capital Corp.
 6.50%(e)                                09/28/15       70,000        47,331
Manitoba
 6.38%(e)                                09/01/15      165,000       111,775
                                                                 -----------
                                                                     159,106
                                                                 -----------
Norway - 0.2%

Eksportfinans AS
 3.38%(c)                                01/15/08      240,000       234,037
                                                                 -----------

                       See Notes to Financial Statements.
                                       28

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

                                              Maturity
                                                 Date        Par           Value
                                              --------   -----------   ------------
Panama - 0.1%

Panama Government International Bond
 7.12%(c)                                     01/29/26   $   110,000   $     111,375
 8.88%(c)                                     09/30/27        10,000          11,900
 9.38%(c)                                     01/16/23        40,000          50,100
                                                                       -------------
                                                                             173,375
                                                                       -------------
Peru - 0.2%

Peru Government International Bond
 5.00%(a)(c)                                  03/07/17       113,160         108,351
 8.75%(c)                                     11/21/33       100,000         112,500
                                                                       -------------
                                                                             220,851
                                                                       -------------
Russia - 0.6%

Russia Government International Bond
 5.00%(a)(c)                                  03/31/30       710,000         801,519
                                                                       -------------
Sweden - 0.1%

Svensk Exportkredit AB
 2.88%(c)                                     01/26/07       100,000          98,063
                                                                       -------------
United Kingdom - 0.2%

British Telecommunications PLC
 8.38%(c)                                     12/15/10       140,000         159,371
Vodafone Group PLC
 5.00%(c)                                     09/15/15        50,000          48,700
 7.75%(c)                                     02/15/10        80,000          87,621
                                                                       -------------
                                                                             295,692
                                                                       -------------
Total Foreign Bonds (Cost $7,622,842)                                      8,343,425
                                                                       -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 37.0%

Federal Home Loan Bank - 0.1%
 5.92%                                        04/09/08       100,000         102,541
                                                                       -------------
Federal Home Loan Mortgage Corp. - 7.9%
 4.00%                                        03/01/10       118,552         114,822
 4.50%                                     01/16-01/21       679,756         663,374
 4.72%(a)                                     06/15/18       199,043         199,446
 5.00%                                     12/17-01/36     6,954,088       6,774,251
 5.50%                                     06/15-01/36     2,085,281       2,092,762
 5.63%                                        11/23/35       260,000         262,732
                                                                       -------------
                                                                          10,107,387
                                                                       -------------

                                              Maturity
                                                 Date        Par           Value
                                              --------   -----------   -------------
Federal National Mortgage Assoc. - 24.6%
 2.35%                                        04/05/07   $   595,000   $     577,601
 2.71%                                        01/30/07       975,000         954,108
 3.12%                                        03/16/09       225,000         213,805
 4.50%                                     10/18-01/36     3,952,434       3,823,584
 5.00%                                     01/18-01/36    11,924,653      11,628,214
 5.50%                                     01/17-01/36    12,695,580      12,634,975
 6.00%                                     06/18-01/36       297,517         302,883
 6.50%                                     07/29-01/36       477,240         490,993
 7.00%                                     08/19-10/32       295,283         308,343
 7.50%                                     10/22-04/30       189,770         198,934
 8.00%                                     08/14-10/14        33,886          36,214
 8.50%                                     09/14-03/30        81,937          88,813
 8.75%                                        02/01/10        16,766          17,013
                                                                       -------------
                                                                          31,275,480
                                                                       -------------
Government National Mortgage Assoc. - 4.4%
 3.75%(a)                                     05/20/34       372,959         364,603
 5.50%                                     04/33-01/36     1,750,866       1,762,156
 6.00%                                     02/14-01/36     3,070,112       3,141,717
 6.50%                                     12/12-01/34       279,653         290,323
 7.00%                                        08/15/28         3,712           3,901
 7.50%                                     10/29-06/30        85,640          90,106
 8.00%                                        05/20/22        10,580          11,273
 8.25%                                        05/15/06           327             330
 9.50%                                        08/15/17           530             582
11.50%                                        03/15/10         1,426           1,557
12.00%                                     03/14-07/15         4,260           4,743
                                                                       -------------
                                                                           5,671,291
                                                                       -------------
Total U.S. Government & Agency
Obligations (Cost $47,083,337)
                                                                          47,156,699
                                                                       -------------

                       See Notes to Financial Statements.
                                       29

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

                                              Maturity
                                                Date         Par           Value
                                              --------   -----------   -------------
U.S. TREASURY OBLIGATIONS - 18.7%

United States Treasury Notes & Bonds
  0.88%(d)                                    04/15/10   $ 1,240,000   $   1,239,368
  1.88%(d)                                    07/15/15       380,000         382,668
  2.00%(d)                                    07/15/14       220,000         231,164
  3.38%(d)                                 01/07-01/12       520,000         650,076
  3.50%(d)                                    01/15/11       800,000         978,445
  3.62%(d)                                    04/15/28       310,000         492,457
  3.75%                                    03/07-05/08       270,000         267,301
  3.88%(d)                                 01/09-04/29     2,020,000       2,318,347
  4.00%                                       09/30/07     1,415,000       1,405,161
  4.12%                                    08/08-05/15     2,965,000       2,925,069
  4.25%(d)                                 11/07-10/10     1,860,000       1,885,234
  4.38%                                       11/15/08       460,000         460,072
  4.50%                                    11/10-11/15     3,860,000       3,884,718
  5.25%                                       02/15/29       230,000         250,978
  5.38%                                       02/15/31       230,000         258,355
  5.65%(b)                                 11/21-11/27     1,590,000         683,173
  6.12%                                    11/27-08/29       825,000         999,863
  6.25%                                       08/15/23     1,115,000       1,331,467
  6.75%                                       08/15/26       425,000         544,266
  8.00%                                       11/15/21       290,000         399,532
  8.50%                                       02/15/20       490,000         687,378
  8.75%                                       08/15/20     1,080,000       1,553,681
                                                                       -------------
Total U.S. Treasury Obligations
(Cost $23,631,967)                                                        23,828,773
                                                                       -------------
REPURCHASE AGREEMENT - 11.0%

Agreement with Goldman Sachs, Inc.,
  4.24% dated 12/30/2005 to be
  repurchased at $14,006,596,
  collateralized by $14,410,000
  FederalHome Loan Bank, 2.22%,
  due 06/09/2006
  (market value $14,280,946)
  (Cost $14,000,000)                          01/03/06    14,000,000      14,000,000
                                                                       -------------

                                              Maturity
                                                 Date        Par           Value
                                              --------   -----------   -------------
MONEY MARKET FUND - 0.3%

TCW Galileo Money Market Fund
  4.02%
(Cost $353,653)                                          $   353,653   $     353,653
                                                                       -------------

  Shares
-----------
PREFERRED STOCK - 0.3%
      2,600    Fannie Mae O Series 7.00% .....................       142,350
        460    Fresenius Medical Capital Trust II
               Guarantee .....................................        47,610
     10,350    General Motors Series B 5.25% .................       154,215
                                                                 -----------
Total Preferred Stock (Cost $370,941)                                344,175
                                                                 -----------

Total Investments - 112.8%
(Cost $142,979,863)                           143,674,844
Other Assets &                                (16,294,709)
                                            -------------
Liabilities, Net - (12.8)%
NET ASSETS - 100.0%                         $ 127,380,135
                                            =============

----------
(a)  Variable rate security. The interest rate represents the rate at December
     31, 2005.
(b)  Zero coupon bond. The interest rate represents the yield at time of purchase.
(c)  Foreign security denominated in U.S. Dollars.
(d)  Inflation protection security. Principal amount periodically adjusted for inflation.
(e)  Investment in non-U.S. Dollars. Par amount reflects principal in local currency.
*    Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers. At December 31, 2005, these securities amounted to $1,877,487 or 1.47% of net assets.
#    Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.
                                       30

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS
                                                               December 31, 2005

   Shares                                                          Value(a)
-----------                                                      -----------
COMMON STOCK - 98.3%
Australia - 2.6%
     30,782    Amcor, Ltd. ...................................   $   167,700
      7,763    National Australia Bank, Ltd. .................       183,692
     12,327    Publishing & Broadcasting, Ltd. ...............       148,623
      4,750    Rio Tinto, Ltd. ...............................       238,681
     15,000    Westfield Group ...............................       199,002
      5,019    Woodside Petroleum, Ltd. ......................       143,503
                                                                 -----------
                                                                   1,081,201
                                                                 -----------
Belgium - 1.0%
      6,370    Fortis# .......................................       202,708
      6,500    Fortis# .......................................       207,262
                                                                 -----------
                                                                     409,970
                                                                 -----------
Brazil - 0.5%
      1,780    Petroleo Brasileiro SA ADR ....................       126,861
      1,870    Telecomunicacoes Brasileiras ADR ..............        64,234
                                                                 -----------
                                                                     191,095
                                                                 -----------
Denmark - 1.1%
         20    AP Moller - Maersk A/S ........................       206,864
      7,200    Danske Bank AS ................................       253,589
                                                                 -----------
                                                                     460,453
                                                                 -----------
Finland - 1.4%
     22,700    M-real Oyj, Class B ...........................       113,449
     18,209    Nokia Oyj .....................................       333,937
      6,602    UPM-Kymmene Oyj ...............................       129,544
                                                                 -----------
                                                                     576,930
                                                                 -----------
France - 10.4%
     17,700    Alcatel SA* ...................................       219,285
      8,500    AXA SA ........................................       274,504
      2,480    BNP Paribas ...................................       200,340
      5,200    Bouygues ......................................       254,133
      4,826    Cap Gemini SA* ................................       194,233
     10,564    Carrefour SA ..................................       494,420
      7,020    Credit Agricole SA ............................       220,704
     12,399    France Telecom SA .............................       308,057
      3,261    Lafarge SA ....................................       293,241
      6,450    Sanofi-Aventis ................................       564,680
      6,320    Thomson .......................................       132,383
      3,213    Total SA ......................................       810,235
      5,137    Valeo SA ......................................       190,783
      6,287    Vivendi Universal SA ..........................       196,923
                                                                 -----------
                                                                   4,353,921
                                                                 -----------
Germany - 8.2%
      2,340    Allianz AG ....................................       353,956
      2,300    Bayerische Motoren Werke AG ...................       100,528
      2,600    Celesio AG ....................................       223,545
      2,251    Deutsche Bank AG ..............................       217,624
     11,990    Deutsche Lufthansa AG .........................       177,348
     14,060    Deutsche Post AG ..............................       340,164
     19,640    Deutsche Telekom AG ...........................       326,980
      3,500    E.On AG .......................................       361,643

   Shares                                                          Value(a)
-----------                                                      -----------
Germany (continued)
      1,700    Fresenius Medical Care AG .....................   $   178,750
      4,650    Hannover Rueckversicherung AG .................       164,259
     18,910    Infineon Technologies AG* .....................       172,255
      1,900    Medion AG .....................................        26,283
      9,010    Metro AG ......................................       434,118
        890    SAP AG ........................................       160,365
        870    Schering AG ...................................        58,255
      2,680    Volkswagen AG .................................       141,116
                                                                 -----------
                                                                   3,437,189
                                                                 -----------
Greece - 0.9%
      5,699    Alpha Bank AE .................................       166,466
      5,578    Cosmote Mobile Telecommunications SA ..........       124,007
      3,910    Public Power Corp. ............................        85,381
                                                                 -----------
                                                                     375,854
                                                                 -----------
Hong Kong - 2.7%
     61,615    Bank of East Asia, Ltd. .......................       186,136
     14,000    Cheung Kong Holdings, Ltd. ....................       143,304
     31,500    China Mobile Hong Kong, Ltd. ..................       149,289
      2,200    China Petroleum & Chemical Corp.
               (Sinopec) ADR .................................       109,120
     20,200    Citic Pacific, Ltd. ...........................        55,820
    302,000    Guangdong Investment, Ltd. ....................       112,675
     50,000    Li & Fung, Ltd. ...............................        96,207
     16,500    Sun Hung Kai Properties, Ltd. .................       160,253
     25,000    Television Broadcasts, Ltd. ...................       132,755
                                                                 -----------
                                                                   1,145,559
                                                                 -----------
Hungary - 0.3%
      1,636    OTP Bank GDR ..................................       107,322
                                                                 -----------
Italy - 4.0%
      3,990    Banco Popolare di Verona e Novara
               Scrl ..........................................        80,728
      7,140    Benetton Group SpA ............................        81,830
     23,423    ENI SpA .......................................       654,494
      3,244    Finmeccanica SPA ..............................        62,831
      9,200    Mediaset SpA ..................................        97,609
     95,960    UniCredito Italiano SpA .......................       661,532
     15,380    Unipol SpA ....................................        43,132
                                                                 -----------
                                                                   1,682,156
                                                                 -----------
Japan - 25.5%
     20,000    77 Bank, Ltd. (The) ...........................       152,481
     27,100    Aeon Co., Ltd. ................................       691,801
      1,023    Aiful Corp. ...................................        85,517
     22,000    Ajinomoto Co., Inc. ...........................       224,438
      2,800    Astellas Pharma, Inc. .........................       109,428
      4,200    Canon, Inc. ...................................       246,541
         58    Dentsu, Inc. ..................................       189,335
     15,300    Fuji Heavy Industries, Ltd. ...................        83,158
      8,600    Fuji Photo Film Co., Ltd. .....................       285,051
      1,400    Funai Electric Co., Ltd. ......................       154,447
      7,100    JS Group Corp. ................................       141,847
     17,000    Kaneka Corp. ..................................       205,303

                       See Notes to Financial Statements.
                                       31

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

    Shares                                                        Value(a)
--------------                                                   -----------
Japan (continued)
     15,000    Kao Corp. .....................................   $   401,716
         48    KDDI Corp. ....................................       277,879
        600    Keyence Corp. .................................       170,631
     12,900    Kuraray Co., Ltd. .............................       133,674
      2,800    Mabuchi Motor Co., Ltd. .......................       155,193
      1,500    Matsumotokiyoshi Co., Ltd. ....................        47,587
         19    Millea Holdings, Inc. .........................       327,685
     15,000    Minebea Co., Ltd. .............................        80,281
         11    Mitsubishi UFJ Financial Group, Inc. ..........       149,795
     16,000    Mitsui Sumitomo Insurance Co., Ltd. ...........       196,192
      4,300    Murata Manufacturing Co., Ltd. ................       276,112
     18,000    Nikko Cordial Corp. ...........................       285,106
     47,200    Nippon Express Co., Ltd. ......................       287,505
     37,000    Nippon Oil Corp. ..............................       286,739
         20    Nippon Paper Group, Inc. ......................        79,918
     27,000    Nissan Motor Co., Ltd. ........................       275,420
     20,900    Nomura Holdings, Inc. .........................       402,320
        135    NTT DoCoMo, Inc. ..............................       205,593
     10,900    Omron Corp. ...................................       251,713
        390    ORIX Corp. ....................................        99,267
      9,800    Ricoh Co., Ltd. ...............................       171,595
      5,800    Rinnai Corp. ..................................       137,259
      2,800    Rohm Co., Ltd. ................................       306,103
      5,000    Secom Co., Ltd. ...............................       261,870
     14,000    Seino Holdings Corp. ..........................       152,430
     22,300    Sekisui Chemical Co., Ltd. ....................       150,825
     14,000    Sekisui House, Ltd. ...........................       175,839
     16,000    Sharp Corp. ...................................       243,446
      5,500    Shimachu Co., Ltd. ............................       167,374
      2,100    Shin-Etsu Chemical Co., Ltd. ..................       111,784
     74,000    Shinsei Bank, Ltd. ............................       429,019
      8,900    Skylark Co., Ltd. .............................       141,821
      2,900    Sohgo Security Services Co., Ltd. .............        44,244
      5,700    Sumitomo Bakelite Co., Ltd. ...................        46,951
      6,000    Sumitomo Chemical Co., Ltd. ...................        41,180
         30    Sumitomo Mitsui Financial Group, Inc...........       316,931
     45,000    Sumitomo Trust & Banking Co., Ltd. (The) ......       458,839
      3,330    Takefuji Corp. ................................       226,104
        350    TDK Corp. .....................................        24,843
      5,200    Toyoda Gosei Co., Ltd. ........................       101,583
                                                                 -----------
                                                                  10,669,713
                                                                 -----------
Mexico - 0.6%
      4,900    Coca-Cola Femsa, SA de CV ADR .................       132,349
      4,690    Telefonos de Mexico SA, Class L ADR ...........       115,749
                                                                 -----------
                                                                     248,098
                                                                 -----------
Netherlands - 4.8%
      6,076    ABN AMRO Holding NV ...........................       158,627
     11,470    Aegon NV ......................................       187,408
     12,800    ASML Holding NV* ..............................       256,547
      8,180    Heineken NV ...................................       259,383
     10,400    ING Groep NV ..................................       360,775

  Shares                                                          Value(a)
-----------                                                      -----------
Netherlands (continued)
      7,660    Koninklijke Philips Electronics NV. ...........   $   237,902
      1,550    Unilever NV ...................................       106,021
      2,140    VNU NV ........................................        70,925
     19,338    Wolters Kluwer NV. ............................       391,297
                                                                 -----------
                                                                   2,028,885
                                                                 -----------
Norway - 0.6%
     11,500    Statoil ASA ...................................       263,686
                                                                 -----------
Portugal - 0.3%
     45,540    Energias de Portugal SA .......................       140,203
                                                                 -----------
Russia - 0.9%
      3,800    LUKOIL ADR ....................................       226,100
      4,400    Mobile TeleSystems ADR ........................       154,000
                                                                 -----------
                                                                     380,100
                                                                 -----------
Singapore - 1.2%
     23,600    DBS Group Holdings, Ltd. ......................       233,820
     30,000    United Overseas Bank, Ltd. ....................       263,256
                                                                 -----------
                                                                     497,076
                                                                 -----------
South Africa - 0.3%
      8,907    Nedbank Group, Ltd. ...........................       140,863
                                                                 -----------
South Korea - 1.2%
      4,380    Korea Electric Power Corp. ADR ................        85,366
      5,300    KT Corp. ADR ..................................       114,215
        540    Samsung Electronics Co., Ltd. GDR .............       176,020
      5,690    SK Telecom Co., Ltd. ADR ......................       115,450
                                                                 -----------
                                                                     491,051
                                                                 -----------
Spain - 2.1%
     11,800    Banco Bilbao Vizcaya Argentaria SA.............       210,675
      3,030    Banco Sabadell SA .............................        79,392
      4,690    Banco Santander Central Hispano SA ............        61,844
      3,980    Endesa SA .....................................       104,303
      2,100    Gamesa Corp. Tecnologica SA ...................        30,737
      8,066    Indra Sistemas SA .............................       157,720
      8,662    Repsol YPF SA .................................       253,559
                                                                 -----------
                                                                     898,230
                                                                 -----------
Sweden - 0.8%
      1,764    Assa Abloy AB, Class B ........................        27,773
      8,300    Securitas AB, Class B .........................       137,948
      4,630    Svenska Cellulosa AB, Class B .................       173,074
                                                                 -----------
                                                                     338,795
                                                                 -----------
Switzerland - 7.1%
      3,858    Ciba Specialty Chemicals AG ...................       249,686
      6,990    Clariant AG* ..................................       102,867
        600    Lonza Group AG ................................        36,700
      1,522    Nestle SA .....................................       454,528
     14,080    Novartis AG ...................................       738,496
      3,078    Roche Holding AG ..............................       461,516
      3,160    Swiss Reinsurance .............................       230,913
      5,100    UBS AG ........................................       484,759

                       See Notes to Financial Statements.
                                       32

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

   Shares                                                          Value(a)
-----------                                                      -----------
Switzerland (continued)
      1,000    Zurich Financial Services AG ..................   $   212,814
                                                                 -----------
                                                                   2,972,279
                                                                 -----------
Taiwan - 0.3%
     40,186    United Microelectronics Corp. ADR * ...........       125,380
                                                                 -----------
Thailand - 0.5%
     76,000    Advanced Info Service PLC .....................       196,368
                                                                 -----------
United Kingdom - 19.0%
      7,758    Anglo American PLC ............................       264,676
      4,355    AstraZeneca PLC ...............................       211,675
     15,800    Aviva PLC .....................................       191,548
     15,123    BAA PLC .......................................       163,082
     37,770    BAE Systems PLC ...............................       248,276
     19,300    Bank of Ireland ...............................       303,391
     39,706    Barclays PLC ..................................       416,542
     19,510    Boots Group PLC ...............................       202,125
     27,385    BP PLC ........................................       293,220
     29,116    BT Group PLC ..................................       111,593
     51,680    Centrica PLC ..................................       226,428
     13,820    Diageo PLC ....................................       199,719
     11,000    Emap PLC ......................................       163,586
     38,880    EMI Group PLC .................................       162,058
     16,645    GKN PLC .......................................        82,226
     39,071    GlaxoSmithKline PLC ...........................       986,325
     31,743    HSBC Holdings PLC .............................       508,942
     90,000    Legal & General Group PLC .....................       188,745
      7,184    Marks & Spencer Group PLC .....................        62,394

   Shares                                                          Value(a)
-----------                                                      -----------
United Kingdom (continued)
      8,682    Rexam PLC .....................................   $    75,812
     20,000    Rolls-Royce Group PLC* ........................       147,196
    668,000    Rolls-Royce Group PLC, Class B ................         1,178
     12,076    Royal Bank of Scotland Group PLC ..............       364,420
     14,000    Royal Dutch Shell PLC, Class A# ...............       427,287
      9,323    Royal Dutch Shell PLC, Class A# ...............       285,045
     20,434    Sainsbury (J) PLC .............................       110,797
     29,800    Scottish & Newcastle PLC ......................       249,242
     11,000    Standard Chartered PLC ........................       244,768
      1,500    Trinity Mirror PLC ............................        14,793
     20,336    Unilever PLC ..................................       202,143
    391,312    Vodafone Group PLC ............................       842,078
                                                                 -----------
                                                                   7,951,310
                                                                 -----------

Total Common Stock - 98.3%
(Cost $35,894,564)               41,163,687
Other Assets &                      718,770
                               ------------
Liabilities, Net - 1.7%

NET ASSETS - 100.0%            $ 41,882,457
                               ============

----------
     ADR  - American Depository Receipt.
     GDR  - Global Depository Receipt.
     *    Non-income producing security.
     (a)  Fair valued securities - See Note 1.
     #    Securities incorporated in the same country but traded on different exchanges.

                       See Notes to Financial Statements.
                                       33

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
SHORT-TERM INVESTMENT FUND
STATEMENT OF INVESTMENTS
                                                               December 31, 2005

                                              Maturity
                                                Date         Par           Value
                                              --------   -----------   -------------
CORPORATE BONDS - 1.6%

Financials - 1.6%

Ford Motor Credit Corp.
   6.12%                                      01/09/06   $    45,000   $      44,976
HSBC Finance Corp.
   6.50%                                      01/24/06        10,000          10,010
                                                                       -------------
Total Corporate Bonds (Cost $55,036)                                          54,986
                                                                       -------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS - 32.6%

Federal Farm Credit Bank Discount
  Notes - 0.8%
   4.35%                                      05/12/06        27,000          26,573
                                                                       -------------
Federal Home Loan Bank Discount
  Notes - 8.8%
   3.78%                                      01/23/06       100,000          99,769
   3.80%                                      01/20/06       100,000          99,800
   3.85%                                      02/07/06       100,000          99,604
                                                                       -------------
                                                                             299,173
                                                                       -------------
Federal Home Loan Mortgage Corp.
  Discount Notes - 13.3%
   3.75%                                      01/10/06        50,000          49,953
   3.78%                                      01/17/06        96,000          95,839
   3.80%                                      01/24/06        45,000          44,892
   3.87%                                      02/07/06        55,000          54,781
   4.15%                                      01/10/06       100,000          99,896
   4.20%                                      02/01/06        65,000          64,765
   4.50%                                      04/10/06        44,000          43,485
                                                                       -------------
                                                                             453,611
                                                                       -------------

                                              Maturity
                                                Date         Par           Value
                                              --------   -----------   -------------
Federal National Mortgage Assoc.
  Discount Notes - 9.7%
   3.70%                                      02/17/06   $    60,000   $      59,710
   3.78%                                      01/11/06        42,000          41,956
   3.84%                                      01/27/06        25,000          24,931
   3.92%                                      02/24/06        53,000          52,688
   4.15%                                      01/18/06       150,000         149,706
                                                                       -------------
                                                                             328,991
                                                                       -------------
Total U.S. Government & Agency
Obligations (Cost $1,108,318)                                              1,108,348
                                                                       -------------
U.S. TREASURY OBLIGATIONS - 3.8%

US Treasury Note 2.50%
(Cost $128,704)                               09/30/06       130,000         128,166
                                                                       -------------
REPURCHASE AGREEMENT - 17.7%

Agreement with Lehman Brothers
  Holdings, Inc., 4.15% dated
  12/30/2005 to be repurchased at
  $600,277, collateralized by $2,650,000
  Federal Home Loan Bank, 0.00%, due
  09/18/2028 (market value $617,715)
  (Cost $600,000)                             01/03/06       600,000         600,000
                                                                       -------------

Total Investments - 55.7%
(Cost $1,892,058)             1,891,500
Other Assets &                1,502,675
                            -----------
Liabilities, Net - 44.3%

NET ASSETS - 100.0%         $ 3,394,175
                            ===========

                       See Notes to Financial Statements.
                                       34

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND
STATEMENT OF INVESTMENTS
                                                               December 31, 2005

   Shares                                                           Value
-----------                                                      ---------
COMMON STOCK - 96.1%
Consumer Discretionary - 18.5%
      8,200    99 Cents Only Stores* .........................   $  85,772
      7,400    Advisory Board Co. (The)* .....................     352,758
        900    Buffalo Wild Wings, Inc.* .....................      29,889
     10,600    Central Garden & Pet Co.* .....................     486,964
     42,300    CKX, Inc.* ....................................     549,900
     11,300    Coldwater Creek, Inc.* ........................     344,989
     21,100    Corinthian Colleges, Inc.* ....................     248,558
      5,500    CoStar Group, Inc.* ...........................     237,435
     10,417    Dick's Sporting Goods, Inc.* ..................     346,261
      2,600    Golf Galaxy, Inc.* ............................      49,790
      5,650    HOT Topic, Inc.* ..............................      80,513
     16,400    J Jill Group, Inc. (The)* .....................     312,092
     10,400    Jos. A. Bank Clothiers, Inc.* .................     451,464
     18,300    Laureate Education, Inc.* .....................     960,933
      1,600    Marchex, Inc., Class B* .......................      35,984
      4,000    Marvel Entertainment, Inc.* ...................      65,520
      5,300    McCormick & Schmick's Seafood
               Restaurants, Inc. .............................     119,833
      2,000    Meritage Homes Corp.* .........................     125,840
     13,600    Orient-Express Hotels, Ltd., Class A ..........     428,672
     31,400    Outdoor Channel Holdings, Inc.* ...............     423,900
     30,870    Playboy Enterprises, Inc., Class B* ...........     428,784
     14,600    Quiksilver, Inc.* .............................     202,064
      4,000    Rare Hospitality International, Inc.* .........     121,560
      2,600    Red Robin Gourmet Burgers, Inc.* ..............     132,496
     24,600    Ruth's Chris Steak House, Inc.* ...............     445,260
     13,300    Scientific Games Corp., Class A* ..............     362,824
        700    Strayer Education, Inc. .......................      65,590
     26,100    Texas Roadhouse, Inc., Class A* ...............     405,855
      2,600    Too, Inc.* ....................................      73,346
      1,600    Tractor Supply Co.* ...........................      84,704
     22,200    Vail Resorts, Inc.* ...........................     733,266
     18,700    Warnaco Group, Inc. (The)* ....................     499,664
     32,500    World Wrestling Entertainment, Inc. ...........     477,100

                                                                 ---------
                                                                 9,769,580
                                                                 ---------
Consumer Staples - 0.2%
      5,100    Maidenform Brands, Inc.* ......................      64,566
        800    Volcom, Inc.* .................................      27,208
                                                                 ---------
                                                                    91,774
                                                                 ---------
Energy - 8.4%
     16,500    Alpha Natural Resources, Inc.* ................     316,965
      8,600    Atwood Oceanics, Inc.* ........................     671,058
     12,800    Comstock Resources, Inc.* .....................     390,528
     12,200    Hercules Offshore, Inc.* ......................     346,602
      1,200    Hydril* .......................................      75,120
      3,000    KCS Energy, Inc.* .............................      72,660
     16,900    Massey Energy Co. .............................     640,003
     12,200    Oceaneering International, Inc.* ..............     607,316
     15,874    Remington Oil & Gas Corp.* ....................     579,401
     20,400    Tetra Technologies, Inc.* .....................     622,608
      4,400    Union Drilling, Inc.* .........................      63,932

    Shares                                                          Value
-----------                                                     ----------
Energy (continued)
        600    World Fuel Services Corp. .....................  $   20,232
                                                                ----------
                                                                 4,406,425
                                                                ----------
Financials - 2.9%
      4,300    Affiliated Managers Group* ....................     345,075
        400    Bank of the Ozarks, Inc. ......................      14,760
        775    Cascade Bancorp ...............................      17,833
      2,033    Commercial Capital Bancorp, Inc. ..............      34,805
      2,200    E*Trade Financial Corp.* ......................      45,892
      4,400    Encore Capital Group, Inc.* ...................      76,340
        546    Glacier Bancorp, Inc. .........................      16,415
      2,600    Greenhill & Co., Inc. .........................     146,016
     16,100    Heartland Payment Systems, Inc.* ..............     348,726
      2,400    MortgageIT Holdings, Inc. .....................      32,784
      4,400    NorthStar Realty Finance Corp. ................      44,836
      3,500    Saxon Capital, Inc. ...........................      39,655
      5,000    SVB Financial Group* ..........................     234,200
      5,300    TradeStation Group, Inc.* .....................      65,614
      2,100    United PanAm Financial Corp.* .................      54,327
                                                                ----------
                                                                 1,517,278
                                                                ----------
Health Care - 16.2%
     14,800    Advanced Medical Optics, Inc.* ................     618,640
      6,600    Alkermes, Inc.* ...............................     126,192
     10,600    Alliance Imaging, Inc.* .......................      63,070
      2,100    Arthrocare Corp.* .............................      88,494
      1,500    AtriCure, Inc* ................................      15,975
      6,900    BioScrip, Inc.* ...............................      52,026
     30,600    Bruker BioSciences Corp.* .....................     148,716
     19,728    Cell Genesys, Inc.* ...........................     116,987
      5,500    Centene Corp.* ................................     144,595
      6,800    Cephalon, Inc.* ...............................     440,232
      9,368    Charles River Laboratories
               International, Inc.* ..........................     396,922
      7,700    Cubist Pharmaceuticals, Inc.* .................     163,625
      2,200    Cyberonics, Inc.* .............................      71,060
     20,900    Digene Corp.* .................................     609,653
     27,700    Digirad Corp.* ................................     111,354
      2,371    Discovery Laboratories, Inc.* .................      15,838
      2,700    Durect Corp.* .................................      13,689
     19,600    Hologic, Inc.* ................................     743,232
     24,400    Intralase Corp.* ..............................     435,052
      7,800    Isis Pharmaceuticals, Inc.* ...................      40,872
      5,900    Ista Pharmaceuticals, Inc.* ...................      37,524
      3,200    Kosan Biosciences, Inc.* ......................      14,208
     12,600    Kyphon, Inc.* .................................     514,458
      4,200    Langer, Inc.* .................................      21,840
      1,500    LifePoint Hospitals, Inc.* ....................      56,250
      7,100    Martek Biosciences Corp.* .....................     174,731
     15,600    Medarex, Inc.* ................................     216,060
      6,300    Neose Technologies, Inc.* .....................      12,159
     42,600    Noven Pharmaceuticals, Inc.* ..................     644,538
      5,500    OraSure Technologies, Inc.* ...................      48,510
     17,600    PainCare Holdings, Inc.* ......................      57,376
      2,400    Panacos Pharmcueticals, Inc.* .................      16,632

                       See Notes to Financial Statements.
                                       35

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

    Shares                                                        Value
-----------                                                    -----------
Health Care (continued)
      1,800    Par Pharmaceutical Cos., Inc.* ................ $    56,412
      9,400    Pediatrix Medical Group, Inc.* ................     832,558
      9,300    PSS World Medical, Inc.* ......................     138,012
     16,500    Symbion, Inc.* ................................     379,500
      4,700    Taro Pharmaceuticals Industries* ..............      65,659
      9,000    Telik, Inc.* ..................................     152,910
     11,000    Third Wave Technologies, Inc.* ................      32,780
     17,000    Transgenomic, Inc.* ...........................      17,850
      6,800    Vasogen, Inc.* ................................      13,940
     29,267    Wright Medical Group, Inc.* ...................     597,047
                                                               -----------
                                                                 8,517,178
                                                               -----------
Industrials - 11.0%
      5,700    Active Power, Inc.* ...........................      21,945
      8,700    Actuant Corp., Class A ........................     485,460
      1,700    American Ecology Corp. ........................      24,531
      8,300    Bucyrus International, Inc., Class A ..........     437,410
     64,700    DiamondCluster International, Inc.* ...........     513,718
        200    DRS Technologies, Inc. ........................      10,284
     36,900    Educate, Inc.* ................................     435,420
        300    EMCOR Group, Inc.* ............................      20,259
      3,300    Euronet Worldwide, Inc.* ......................      91,740
     19,100    Forrester Research, Inc.* .....................     358,125
     11,500    Gardner Denver, Inc.* .........................     566,950
     13,300    Healthcare Services Group .....................     275,443
      5,100    Herman Miller, Inc. ...........................     143,769
      6,900    Hudson Highland Group, Inc.* ..................     119,784
      7,600    Knoll, Inc. ...................................     130,036
        400    Labor Ready, Inc.* ............................       8,328
     13,000    Lennox International, Inc. ....................     366,600
      1,500    Morningstar, Inc.* ............................      51,960
      1,500    MTC Technologies, Inc.* .......................      41,070
     16,300    Navigant Consulting, Inc.* ....................     358,274
        700    Universal Display Corp.* ......................       7,357
     15,600    Wabash National Corp. .........................     297,180
     29,800    Watson Wyatt Worldwide, Inc., Class A .........     831,420
      9,600    Wright Express Corp.* .........................     211,200
                                                                 ---------
                                                                 5,808,263
                                                                 ---------
Information Technology - 32.3%
     18,500    Adtran, Inc. ..................................     550,190
      3,000    Advent Software, Inc.* ........................      86,730
     22,100    Aladdin Knowledge Systems* ....................     380,562
     17,200    Altera Corp.* .................................     318,716
      7,900    Anteon International Corp.* ...................     429,365
      6,400    aQuantive, Inc.* ..............................     161,536
      3,300    Audible, Inc.* ................................      42,372
     16,215    BISYS Group, Inc. (The)* ......................     227,172
      1,000    Blue Nile, Inc.* ..............................      40,310
    107,400    Borland Software Corp.* .......................     701,322
     14,200    Brooks Automation, Inc.* ......................     177,926
      6,700    CACI International, Inc., Class A* ............     384,446
     21,320    Credence Systems Corp.* .......................     148,387
      1,600    Cymer, Inc.* ..................................      56,816

    Shares                                                        Value
-----------                                                   ------------
Information Technology (continued)
        300    DealerTrack Holdings, Inc.* ................... $     6,294
     15,700    Digimarc Corp.* ...............................      92,630
      1,000    Digital Insight Corp.* ........................      32,020
     54,740    Digitas, Inc.* ................................     685,345
      3,800    Emulex Corp.* .................................      75,202
      5,400    FEI Co.* ......................................     103,518
     40,600    Gartner, Inc.* ................................     523,740
      5,000    Genesis Microchip, Inc.* ......................      90,450
      9,400    Global Payments, Inc. .........................     438,134
      4,700    GSI Commerce, Inc.* ...........................      70,923
     12,400    Harmonic, Inc.* ...............................      60,140
     30,200    Homestore, Inc.* ..............................     154,020
     18,100    Identix, Inc.* ................................      90,681
     17,300    IHS, Inc., Class A* ...........................     354,996
     25,088    Immersion Corp.* ..............................     165,330
     39,730    Integrated Device Technology, Inc.* ...........     523,642
     60,600    Interwoven, Inc.* .............................     513,282
        600    iPayment, Inc.* ...............................      24,912
      6,300    Jupitermedia Corp.* ...........................      93,114
      2,100    Komag, Inc.* ..................................      72,786
     51,400    Lattice Semiconductor Corp.* ..................     222,048
      7,000    Lionbridge Technologies, Inc.* ................      49,140
      1,500    Macrovision Corp.* ............................      25,095
     44,700    Maxtor Corp.* .................................     310,218
      8,700    Mentor Graphics Corp.* ........................      89,958
     99,200    Micromuse, Inc.* ..............................     981,088
     22,300    Microsemi Corp.* ..............................     616,818
      4,300    NetFlix, Inc.* ................................     116,358
     47,700    O2Micro International, Ltd. ADR* ..............     485,586
      3,200    Online Resources Corp.* .......................      35,360
      2,100    Open Solutions, Inc.* .........................      48,132
     24,500    Pixelworks, Inc.* .............................     124,460
      4,300    Plantronics, Inc. .............................     121,690
     10,578    PLX Technology, Inc.* .........................      90,971
     66,800    Polycom, Inc.* ................................   1,022,040
     14,800    Progress Software Corp.* ......................     420,024
      2,400    Rackable Systems, Inc.* .......................      68,352
      2,600    Red Hat, Inc.* ................................      70,824
     32,780    Rudolph Technologies, Inc.* ...................     422,206
    176,582    SkillSoft PLC ADR .............................     971,201
     28,200    Skyworks Solutions, Inc.* .....................     143,538
     31,100    Solectron Corp.* ..............................     113,826
    126,800    SonicWALL, Inc.* ..............................   1,004,256
      8,634    STATS ChipPAC, Ltd. ADR* ......................      58,711
      4,500    THQ, Inc.* ....................................     107,325
      7,300    Transaction Systems Architects, Inc.,
               Class A* ......................................     210,167
     39,900    Triquint Semiconductor, Inc.* .................     177,555
      7,100    Ultra Clean Holdings* .........................      51,191
     22,400    VeriFone Holdings, Inc.* ......................     566,720
        400    Viasat, Inc.* .................................      10,692
     28,700    Website Pros, Inc.* ...........................     249,977
      9,300    Wind River Systems, Inc.* .....................     137,361
                                                               -----------
                                                                16,999,897
                                                               -----------

                       See Notes to Financial Statements.
                                       36

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

  Shares                                                          Value
----------                                                     -----------
Materials - 3.0%
 11,400    Agrium, Inc. ...................................... $   250,686
 24,000    Airgas, Inc. ......................................     789,600
  2,200    Comfort Systems USA, Inc. .........................      20,240
 20,600    OM Group, Inc.* ...................................     386,456
  5,900    Symyx Technologies, Inc.* .........................     161,011
                                                               -----------
                                                                 1,607,993
                                                               -----------
Telecommunication Services - 3.6%
 55,600    Foundry Networks, Inc.* ...........................     767,836
    600    Mastec, Inc.* .....................................       6,282
 17,600    Net 1 UEPS Technologies, Inc.* ....................     507,760
  4,700    SBA Communications Corp., Class A* ................      84,130
 13,300    Syniverse Holdings, Inc.* .........................     277,970
 17,800    WiderThan Co., Ltd. ADR* ..........................     269,670
                                                               -----------
                                                                 1,913,648
                                                               -----------
Total Common Stock (Cost $44,846,110)                           50,632,036
                                                               -----------

                                       Maturity
                                         Date         Par          Value
                                      ---------- ------------- -----------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS - 3.4%

Federal National Mortgage
  Association 3.50%
 (Cost $1,799,650)                      01/03/06 $   1,800,000 $ 1,799,650
                                                               -----------
MONEY MARKET FUND - 0.5%

TCW Galileo Money Market Fund
  4.02% (Cost $242,631)                                242,631     242,631
                                                               -----------

Total Investments - 100.0%

(Cost $46,888,391)            52,674,317
Other Assets &                   (19,691)
                              -----------
Liabilities, Net - 0.0%

NET ASSETS - 100.0%          $ 52,654,626
                             ============

-------------------
ADR - American Depository Receipt.
    * Non-income producing security.

                       See Notes to Financial Statements.
                                       37

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
SOCIALLY RESPONSIBLE FUND
STATEMENT OF INVESTMENTS
                                                               December 31, 2005

    Shares                                                        Value
-----------                                                    -----------
COMMON STOCK - 97.2%
Consumer Discretionary - 9.5%
      5,700    Autoliv, Inc. ................................. $   258,894
      7,300    Best Buy Co., Inc. ............................     317,404
      6,800    BorgWarner, Inc. ..............................     412,284
     26,700    Comcast Corp., Class A* .......................     693,132
      8,200    Cooper Tire & Rubber Co. ......................     125,624
      5,300    Dana Corp. ....................................      38,054
     17,100    Gap, Inc. (The) ...............................     301,644
     35,500    Interpublic Group of Cos., Inc.* ..............     342,575
     13,500    Jones Apparel Group, Inc. .....................     414,720
      9,800    Lear Corp. ....................................     278,908
     68,400    Liberty Media Corp., Class A* .................     538,308
     23,100    Limited Brands, Inc. ..........................     516,285
     11,900    Mattel, Inc. ..................................     188,258
     32,900    McDonald's Corp. ..............................   1,109,388
     20,600    Newell Rubbermaid, Inc. .......................     489,868
      9,200    Nordstrom, Inc. ...............................     344,080
     24,700    Office Depot, Inc.* ...........................     775,580
      7,500    Target Corp. ..................................     412,275
                                                               -----------
                                                                 7,557,281
                                                               -----------
Consumer Staples - 7.0%
      5,700    Clorox Co. ....................................     324,273
     19,000    Coca-Cola Co. (The) ...........................     765,890
     24,200    ConAgra Foods, Inc. ...........................     490,776
     11,800    General Mills, Inc. ...........................     581,976
      9,500    Kimberly-Clark Corp. ..........................     566,675
     15,300    Kraft Foods, Inc., Class A ....................     430,542
     33,300    Kroger Co. (The)* .............................     628,704
      9,700    PepsiCo, Inc. .................................     573,076
     20,600    Safeway, Inc. .................................     487,396
     15,100    Sara Lee Corp. ................................     285,390
     13,800    Supervalu, Inc. ...............................     448,224
                                                               -----------
                                                                 5,582,922
                                                               -----------
Energy - 6.4%
     24,100    ConocoPhillips ................................   1,402,138
      8,600    Diamond Offshore Drilling, Inc. ...............     598,216
     62,800    El Paso Corp. .................................     763,648
     10,100    ENSCO International, Inc. .....................     447,935
     15,500    Marathon Oil Corp. ............................     945,035
      7,200    Noble Corp. ...................................     507,888
     12,200    Rowan Cos., Inc. ..............................     434,808
                                                               -----------
                                                                 5,099,668
                                                               -----------
Financials - 36.9%
      4,900    ACE, Ltd. .....................................     261,857
      4,700    Allstate Corp. (The) ..........................     254,129
     14,200    American International Group, Inc. ............     968,866
     65,600    Bank of America Corp. .........................   3,027,440
      6,900    BB&T Corp. ....................................     289,179
      7,600    Chubb Corp. ...................................     742,140
     77,366    Citigroup, Inc. ...............................   3,754,572
      9,700    Comerica, Inc. ................................     550,572
      3,100    Countrywide Financial Corp. ...................     105,989

    Shares                                                        Value
-----------                                                    -----------
Financials (continued)
     19,300    Fannie Mae .................................... $   942,033
     11,900    Freddie Mac ...................................     777,665
     17,900    Genworth Financial, Inc., Class A .............     618,982
      7,600    Goldman Sachs Group, Inc. .....................     970,596
     10,300    Hartford Financial Services Group, Inc. .......     884,667
     17,000    Huntington Bancshares, Inc. ...................     403,750
     38,100    JPMorgan Chase & Co. ..........................   1,512,189
     19,100    Keycorp .......................................     628,963
      5,300    Lehman Brothers Holdings, Inc. ................     679,301
      1,600    MBIA, Inc. ....................................      96,256
     17,400    Mellon Financial Corp. ........................     595,950
     18,300    Merrill Lynch & Co., Inc. .....................   1,239,459
     12,850    Metlife, Inc. .................................     629,650
      2,500    MGIC Investment Corp. .........................     164,550
     17,400    Morgan Stanley ................................     987,276
     19,400    National City Corp. ...........................     651,258
        900    PartnerRe, Ltd. ...............................      59,103
      3,700    PNC Financial Services Group, Inc. ............     228,771
      5,900    Prudential Financial, Inc. ....................     431,821
     22,860    St. Paul Travelers Cos., Inc. (The) ...........   1,021,156
      9,800    SunTrust Banks, Inc. ..........................     713,048
     10,500    Torchmark Corp. ...............................     583,800
     16,500    U.S. Bancorp ..................................     493,185
     33,943    Wachovia Corp. ................................   1,794,227
     16,100    Washington Mutual, Inc. .......................     700,350
     18,700    Wells Fargo & Co. .............................   1,174,921
      5,000    XL Capital, Ltd., Class A .....................     336,900
                                                               -----------
                                                                29,274,571
                                                               -----------
Health Care - 7.3%
      8,400    AmerisourceBergen Corp. .......................     347,760
     12,000    Bristol-Myers Squibb Co. ......................     275,760
      7,500    Eli Lilly & Co. ...............................     424,425
      3,500    HCA, Inc. .....................................     176,750
      6,400    Johnson & Johnson .............................     384,640
      4,500    Medco Health Solutions, Inc.* ...............       251,100
     35,000    Merck & Co., Inc. .............................   1,113,350
     96,900    Pfizer, Inc. ..................................   2,259,708
     12,200    Wyeth .........................................     562,054
                                                               -----------
                                                                 5,795,547
                                                               -----------
Industrials - 5.8%
      5,600    American Axle & Manufacturing
               Holdings, Inc. ................................     102,648
      6,000    Burlington Northern Santa Fe Corp. ............     424,920
      6,000    Cooper Industries, Ltd., Class A ..............     438,000
      6,800    Crane Co. .....................................     239,836
     13,500    CSX Corp. .....................................     685,395
      8,600    Eaton Corp. ...................................     576,974
      6,300    Emerson Electric Co. ..........................     470,610
     11,600    Ingersoll-Rand Co., Ltd., Class A .............     468,292
     18,500    Norfolk Southern Corp. ........................     829,355

                       See Notes to Financial Statements.
                                       38

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
SOCIALLY RESPONSIBLE FUND
STATEMENT OF INVESTMENTS - (Continued)
                                                               December 31, 2005

    Shares                                                         Value
-----------                                                    ------------
Industrials (continued)
      8,700    SPX Corp. ..................................... $   398,199
                                                               -----------
                                                                 4,634,229
                                                               -----------
Information Technology - 8.4%
     14,228    ADC Telecommunications, Inc.*..................     317,854
     19,800    Agere Systems, Inc.* ..........................     255,420
      7,400    Arrow Electronics, Inc.* ......................     237,022
      1,275    Avnet, Inc.* ..................................      30,523
     38,550    Corning, Inc.* ................................     757,893
     25,000    Electronic Data Systems Corp. .................     601,000
     28,600    EMC Corp.* ....................................     389,532
     63,000    Hewlett-Packard Co. ...........................   1,803,690
     15,200    Intel Corp. ...................................     379,392
     15,800    Microsoft Corp. ...............................     413,170
     25,000    Nokia Oyj ADR .................................     457,500
     17,300    Nortel Networks Corp. .........................      52,938
     58,900    Sanmina-SCI Corp.* ............................     250,914
     73,800    Solectron Corp.* ..............................     270,108
      6,200    Tech Data Corp.* ..............................     246,016
     18,700    Tellabs, Inc.* ................................     203,830
                                                               -----------
                                                                 6,666,802
                                                               -----------
Materials - 4.8%
      3,900    Ashland, Inc. .................................     225,810
      6,000    Crown Holdings, Inc.* .........................     117,180
      7,700    Eastman Chemical Co. ..........................     397,243
      6,100    Lubrizol Corp. ................................     264,923
      2,600    Martin Marietta Materials, Inc. ...............     199,472
     15,300    Owens-Illinois, Inc.* .........................     321,912
      9,000    PPG Industries, Inc. ..........................     521,100
     17,200    Smurfit-Stone Container Corp.* ................     243,724
      8,800    Sonoco Products Co. ...........................     258,720
     14,400    Temple-Inland, Inc. ...........................     645,840
      9,000    Vulcan Materials Co. ..........................     609,750
                                                               -----------
                                                                 3,805,674
                                                               -----------
Telecommunication Services - 4.9%
      5,200    American Tower Corp., Class A* ................     140,920
     25,000    AT&T, Inc. ....................................     612,250
      6,000    BellSouth Corp. ...............................     162,600
     16,000    Crown Castle International Corp.* .............     430,560
     45,450    Sprint Nextel Corp. ...........................   1,061,712
     48,000    Verizon Communications, Inc. ..................   1,445,760
                                                               -----------
                                                                 3,853,802
                                                               -----------

    Shares                                                        Value
-----------                                                    -----------
Utilities - 6.2%
     14,400    Constellation Energy Group, Inc. .............. $   829,440
     16,700    Edison International ..........................     728,287
     11,100    Entergy Corp. .................................     762,015
      9,400    Exelon Corp. ..................................     499,516
     14,600    FirstEnergy Corp. .............................     715,254
     10,100    Sempra Energy .................................     452,884
     17,000    Wisconsin Energy Corp. ........................     664,020
     14,200    Xcel Energy, Inc. .............................     262,132
                                                               -----------
                                                                 4,913,548
                                                               -----------

Total Investments -
97.2%

(Cost $65,900,294)          77,184,044
Other Assets &               2,261,260
                            ----------
Liabilities, Net - 2.8%

NET ASSETS - 100.0%       $ 79,445,304
                          ============

-------------------
    * Non-income producing security.

                       See Notes to Financial Statements.
                                       39

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
                                                               December 31, 2005

                                              BALANCED          EQUITY            INCOME
                                                FUND             FUND              FUND
                                          ---------------  ----------------  ----------------
ASSETS:

Investments, at cost (Note 1) ..........  $   237,420,830  $    447,815,221  $    142,979,863
Foreign currency, at cost ..............                -                 -         1,900,885
                                          ===============  ================  ================
Investments, at value (Note 1),-
 See accompanying schedules ............  $   256,880,800  $    501,387,819  $    143,674,844
Cash ...................................                -         3,780,817           709,710
Foreign currency, at value .............                                            1,865,130
Unrealized appreciation on
 forward contracts .....................                -                 -            42,387
Due from Advisor (Note 2) ..............            8,288                 -                 -
Receivable for investment
 securities sold .......................                -         2,227,873         4,061,629
Dividends and interest
 receivable ............................                -           709,849         1,000,175
Prepaid expenses and other
 assets ................................            3,029            59,929             1,484
                                          ---------------  ----------------  ----------------
 Total Assets ..........................      256,892,117       508,166,287       151,355,359
                                          ---------------  ----------------  ----------------
LIABILITIES:
Payable for Fund shares
 redeemed ..............................                -           612,975            12,403
Payable for investment securities
 purchased .............................                -         1,382,992        23,781,801
Investment advisory fees payable
 (Note 2) ..............................                -           387,232            91,705
Distribution fees payable
 (Note 3) ..............................                -           106,532            26,890
Custody fees payable ...................            1,922             8,005             7,013
Accrued expenses and other
 payables ..............................           71,211           169,434            55,412
                                          ---------------  ----------------  ----------------
 Total Liabilities .....................           73,133         2,667,170        23,975,224
                                          ---------------  ----------------  ----------------
NET ASSETS .............................  $   256,818,984  $    505,499,117  $    127,380,135
                                          ===============  ================  ================
NET ASSETS consist of:
Undistributed net investment
 income ................................  $     1,571,619  $        256,482  $      5,167,403
Accumulated net realized
 gain/(loss) on investments and
 foreign currency transactions .........      (12,216,920)      (63,297,393)          (52,138)
Net unrealized appreciation/
 (depreciation) of investments
 and other assets and liabilities
 denominated in foreign
 currencies ............................       19,459,970        53,572,598           701,545
Paid-in capital ........................      248,004,315       514,967,430       121,563,325
                                          ---------------  ----------------  ----------------
NET ASSETS .............................  $   256,818,984  $    505,499,117  $    127,380,135
                                          ===============  ================  ================
SHARES OUTSTANDING:
(Unlimited shares authorized, per
 fund) .................................       13,721,702        22,620,905        10,270,022
                                          ===============  ================  ================
NET ASSET VALUE:
(Offering and redemption price
 per share) ............................  $         18.72  $          22.35  $          12.40
                                          ===============  ================  ================

                                           INTERNATIONAL      SHORT-TERM         SMALL CAP         SOCIALLY
                                              EQUITY          INVESTMENT          GROWTH          RESPONSIBLE
                                               FUND              FUND              FUND               FUND
                                          ---------------  ----------------  ----------------  ----------------
ASSETS:

Investments, at cost (Note 1) ..........  $    35,894,564  $      1,892,058  $     46,888,391  $     65,900,294
Foreign currency, at cost ..............          397,679                 -                 -                 -
                                          ===============  ================  ================  ================
Investments, at value (Note 1),-
 See accompanying schedules ............  $    41,163,687  $      1,891,500  $     52,674,317$       77,184,044
Cash ...................................           54,985         1,496,746            97,858         2,358,499
Foreign currency, at value .............          394,668
Unrealized appreciation on
 forward contracts .....................                -                 -                 -                 -
Due from Advisor (Note 2) ..............                -            22,297                 -                 -
Receivable for investment
 securities sold .......................          432,354                 -           244,279                 -
Dividends and interest
 receivable ............................          132,838             4,876            18,815            92,020
Prepaid expenses and other
 assets ................................            4,745               414             6,115             9,304
                                          ---------------  ----------------  ----------------  ----------------
 Total Assets ..........................       42,183,277         3,415,833        53,041,384        79,643,867
                                          ---------------  ----------------  ----------------  ----------------
LIABILITIES:
Payable for Fund shares
 redeemed ..............................           47,834            13,293           106,639            77,442
Payable for investment securities
 purchased .............................          117,107                 -           130,615                 -
Investment advisory fees payable
 (Note 2) ..............................           54,033                 -            85,934            72,044
Distribution fees payable (Note
 3) ....................................            8,871               718            11,312            17,008
Custody fees payable ...................           25,475               679            23,681             1,242
Accrued expenses and other
 payables ..............................           47,500             6,968            28,577            30,827
                                          ---------------  ----------------  ----------------  ----------------
 Total Liabilities .....................          300,820            21,658           386,758           198,563
                                          ---------------  ----------------  ----------------  ----------------
NET ASSETS .............................  $    41,882,457  $      3,394,175  $     52,654,626  $     79,445,304
                                          ===============  ================  ================  ================
NET ASSETS consist of:
Undistributed net investment
 income ................................  $       268,598  $         95,888  $              -  $      1,008,450
Accumulated net realized
 gain/(loss) on investments and
 foreign currency transactions .........       (8,877,598)           (1,816)      (17,946,864)        3,620,121
Net unrealized appreciation/
 (depreciation) of investments
 and other assets and liabilities
 denominated in foreign
 currencies ............................        5,264,823              (558)        5,785,926        11,283,750
Paid-in capital ........................       45,226,634         3,300,661        64,815,564        63,532,983
                                          ---------------  ----------------  ----------------  ----------------
NET ASSETS .............................  $    41,882,457  $      3,394,175  $     52,654,626  $     79,445,304
                                          ===============  ================  ================  ================
SHARES OUTSTANDING:
(Unlimited shares authorized, per
 fund) .................................        3,193,513           326,658         4,119,977         4,900,221
                                          ===============  ================  ================  ================
NET ASSET VALUE:
(Offering and redemption price
 per share) ............................  $         13.11  $          10.39  $          12.78  $          16.21
                                          ===============  ================  ================  ================

- For Balanced Fund represents value of investments in affiliated funds.

                       See Notes to Financial Statements.
                                       40

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS
                                            For the Year Ended December 31, 2005

                                             BALANCED           EQUITY            INCOME
                                              FUND               FUND              FUND
                                          ---------------  ----------------  ----------------
INVESTMENT INCOME:
Dividends ..............................  $     1,723,094  $     10,204,765  $         27,472
Interest ...............................                -           136,834         5,853,126
Foreign taxes withheld .................                -           (34,942)           (2,010)
                                          ---------------  ----------------  ----------------
 Total income ..........................        1,723,094        10,306,657         5,878,588
                                          ---------------  ----------------  ----------------
EXPENSES:
Investment advisory fees (Note 2) ......                -         2,822,407           704,299
Administration and Accounting
 fees ..................................           13,546           262,569            94,997
Transfer agent fees (Note 2) ...........            9,500            50,684             9,500
Legal and Audit fees ...................           65,937           136,505            34,750
Printing fees ..........................           33,076            71,794             8,062
Custodian fees .........................            4,031            62,558            84,048
Trustees' fees and expenses
 (Note 2) ..............................           24,457            52,329            11,501
Distribution fees (Note 2) .............                -         1,282,872           320,138
Other ..................................           19,113            40,627             9,240
                                          ---------------  ----------------  ----------------
 Subtotal ..............................          169,660         4,782,345         1,276,535
Fees waived and reimbursed by
 investment advisor (Note 2) ...........           (8,287)         (251,903)          (50,879)
Fees waived by Fund's transfer
 agent and administrator (Note 2) ......           (9,884)          (67,847)          (13,135)
Custody earnings credits (Note 1) ......              (14)             (447)           (9,568)
Commission credits (Note 1) ............                -           (38,308)                -
                                          ---------------  ----------------  ----------------
 Total net expenses ....................          151,475         4,423,840         1,202,953
                                          ---------------  ----------------  ----------------
Net Investment Income/(Loss) ...........        1,571,619         5,882,817         4,675,635
                                          ---------------  ----------------  ----------------
NET REALIZED AND
 UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
 (Notes 1 and 4)
Net realized gain/(loss) from:
 Investments ...........................          353,109        36,916,780            16,878
 Forward foreign currency
  exchange contracts and
  foreign currency
  transactions .........................                -                40          (106,307)
Net change in unrealized
 appreciation/(depreciation) of:........
 Investments ...........................        8,855,370       (13,852,577)       (2,581,896)
 Forward foreign currency
  exchange contracts and
  other assets and liabilities
  denominated in foreign
  currencies ...........................                -               (98)          566,043
                                          ---------------  ----------------  ----------------
Net realized and unrealized
 gain/(loss) on investments and
 foreign currencies ....................        9,208,479        23,064,145        (2,105,282)
                                          ---------------  ----------------  ----------------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS ............................  $    10,780,098  $     28,946,962  $      2,570,353
                                          ===============  ================  ================

                                           INTERNATIONAL      SHORT-TERM        SMALL CAP         SOCIALLY
                                              EQUITY          INVESTMENT          GROWTH         RESPONSIBLE
                                               FUND              FUND              FUND             FUND
                                          ---------------  ----------------  ----------------  ----------------
INVESTMENT INCOME:
Dividends ..............................  $     1,125,132  $              -  $        330,529  $      1,777,776
Interest ...............................            8,914            99,230            43,015            34,989
Foreign taxes withheld .................         (121,140)                -              (177)                -
                                          ---------------  ----------------  ----------------  ----------------
 Total income ..........................        1,012,906            99,230           373,367         1,812,765
                                          ---------------  ----------------  ----------------  ----------------
EXPENSES:
Investment advisory fees (Note
 2) ....................................          396,943             8,878           599,057           665,770
Administration and Accounting
 fees ..................................           53,634             3,308            30,652            42,170
Transfer agent fees (Note 2) ...........            9,500             9,500             9,500             9,500
Legal and Audit fees ...................            9,909             2,350            20,574            21,191
Printing fees ..........................           18,439               599            21,420            18,237
Custodian fees .........................          120,392             6,272            79,669            17,223
Trustees' fees and expenses
 (Note 2) ..............................            3,941                86             4,639             8,025
Distribution fees (Note 2) .............           99,233             8,071           130,231           195,808
Other ..................................            2,793               118             4,076             5,746
                                          ---------------  ----------------  ----------------  ----------------
 Subtotal ..............................          714,784            39,182           899,818           983,670
Fees waived and reimbursed by
 investment advisor (Note 2) ...........          (30,872)          (31,176)          (26,169)         (170,469)
Fees waived by Fund's transfer
 agent and administrator (Note 2) ......           (5,132)           (1,648)           (6,320)           (8,702)
Custody earnings credits (Note 1) ......             (231)           (3,017)           (3,344)             (199)
Commission credits (Note 1) ............                -                 -                 -                 -
                                          ---------------  ----------------  ----------------  ----------------
 Total net expenses ....................          678,549             3,341           863,985           804,300
                                          ---------------  ----------------  ----------------  ----------------
Net Investment Income/(Loss) ...........          334,357            95,889          (490,618)        1,008,465
                                          ---------------  ----------------  ----------------  ----------------
NET REALIZED AND
 UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
 (Notes 1 and 4)
Net realized gain/(loss) from:
 Investments ...........................        2,657,628            (1,230)        4,439,966         5,080,749
 Forward foreign currency
  exchange contracts and
  foreign currency
  transactions .........................         (101,326)                -                 -                 -
Net change in unrealized
 appreciation/(depreciation) of:........
 Investments ...........................        1,049,455             1,006        (2,228,190)       (2,191,740)
 Forward foreign currency
  exchange contracts and
  other assets and liabilities
  denominated in foreign
  currencies ...........................          (19,820)                -                 -                 -
                                          ---------------  ----------------  ----------------  ----------------
Net realized and unrealized
 gain/(loss) on investments and
 foreign currencies ....................        3,585,937              (224)        2,211,776         2,889,009
                                          ---------------  ----------------  ----------------  ----------------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS ............................  $     3,920,294  $         95,665  $      1,721,158  $      3,897,474
                                          ===============  ================  ================  ================

                       See Notes to Financial Statements.
                                       41

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS
                                            For the Year Ended December 31, 2005

                                             BALANCED           EQUITY            INCOME
                                               FUND              FUND              FUND
                                          ---------------  ----------------  ----------------
Operations:
Net investment income/(loss) ...........  $     1,571,619  $      5,882,817  $      4,675,635
Net realized gain/(loss) on
 investments, forward foreign
 currency exchange contracts
 and foreign currency
 transactions ..........................          353,109        36,916,820           (89,429)
Net change in unrealized
 appreciation/(depreciation) of
 investments, forward foreign
 currency exchange contracts
 and other assets and liabilities
 denominated in foreign
 currencies ............................        8,855,370       (13,852,675)       (2,015,853)
                                          ---------------  ----------------  ----------------
Net increase in net assets
 resulting from operations .............       10,780,098        28,946,962         2,570,353
Distributions to Shareholders
 From:

Net investment income ..................                -        (5,622,866)                -
                                          ---------------  ----------------  ----------------
Total distributions to
 shareholders ..........................                -        (5,622,866)                -
Capital Stock Transactions:
 (Dollars)
 Shares sold ...........................        5,090,764         5,214,070         5,459,820
 Shares issued as reinvestment
  of distributions .....................                -         5,583,775                 -
 Shares redeemed .......................      (28,539,929)      (63,650,512)       (8,207,247)
                                          ---------------  ----------------  ----------------
Net increase/(decrease) in net
 assets from capital stock
 transactions ..........................      (23,449,165)      (52,852,667)       (2,747,427)
                                          ---------------  ----------------  ----------------
Net increase/(decrease) in net
 assets ................................      (12,669,067)      (29,528,571)         (177,074)
                                          ---------------  ----------------  ----------------
NET ASSETS:
Beginning of year ......................  $   269,488,051  $    535,027,688  $    127,557,209
                                          ---------------  ----------------  ----------------
End of year ............................  $   256,818,984  $    505,499,117  $    127,380,135
                                          ===============  ================  ================
Undistributed net investment
 income ................................  $     1,571,619  $        256,482  $      5,167,403
                                          ===============  ================  ================
Capital Share Transactions:
 Shares sold ...........................          283,938           245,311           445,363
 Shares issued as reinvestment
  of distributions .....................                -           248,278                 -
 Shares redeemed .......................       (1,575,409)       (2,942,264)         (667,896)
                                          ---------------  ----------------  ----------------
Net increase/(decrease) in shares
 outstanding ...........................       (1,291,471)       (2,448,675)         (222,533)
                                          ===============  ================  ================

                                           INTERNATIONAL      SHORT-TERM        SMALL CAP         SOCIALLY
                                              EQUITY          INVESTMENT         GROWTH          RESPONSIBLE
                                               FUND              FUND             FUND              FUND
                                          ---------------  ----------------  ----------------  ----------------
Operations:
Net investment income/(loss) ...........  $       334,357  $         95,889  $       (490,618) $      1,008,465
Net realized gain/(loss) on
 investments, forward foreign
 currency exchange contracts
 and foreign currency
 transactions ..........................        2,556,302            (1,230)        4,439,966         5,080,749
Net change in unrealized
 appreciation/(depreciation) of
 investments, forward foreign
 currency exchange contracts
 and other assets and liabilities
 denominated in foreign
 currencies ............................        1,029,635             1,006        (2,228,190)       (2,191,740)
                                          ---------------  ----------------  ----------------  ----------------
Net increase in net assets
 resulting from operations .............        3,920,294            95,665         1,721,158         3,897,474
Distributions to Shareholders
 From:

Net investment income ..................          (16,849)           (8,531)                -            (2,066)
                                          ---------------  ----------------  ----------------  ----------------
Total distributions to
 shareholders ..........................          (16,849)           (8,531)                -            (2,066)
Capital Stock Transactions:
 (Dollars)
 Shares sold ...........................        5,667,851         6,184,543         4,445,532         3,548,630
 Shares issued as reinvestment
  of distributions .....................           16,849             8,531                 -             2,066
 Shares redeemed .......................       (6,981,689)       (6,067,801)       (9,798,125)       (8,336,750)
                                          ---------------  ----------------  ----------------  ----------------
Net increase/(decrease) in net
 assets from capital stock
 transactions ..........................       (1,296,989)          125,273        (5,352,593)       (4,786,054)
                                          ---------------  ----------------  ----------------  ----------------
Net increase/(decrease) in net
 assets ................................        2,606,456           212,407        (3,631,435)         (890,646)
                                          ---------------  ----------------  ----------------  ----------------
NET ASSETS:
Beginning of year ......................  $    39,276,001  $      3,181,768  $     56,286,061  $     80,335,950
                                          ---------------  ----------------  ----------------  ----------------
End of year ............................  $    41,882,457  $      3,394,175  $     52,654,626  $     79,445,304
                                          ===============  ================  ================  ================
Undistributed net investment
 income ................................  $       268,598  $         95,888  $              -  $      1,008,450
                                          ===============  ================  ================  ================
Capital Share Transactions:
 Shares sold ...........................          469,302           604,963           372,829           231,865
 Shares issued as reinvestment
  of distributions .....................            1,289               825                 -               127
 Shares redeemed .......................         (575,616)         (593,722)         (818,425)         (541,925)
                                          ---------------  ----------------  ----------------  ----------------
Net increase/(decrease) in shares
 outstanding ...........................         (105,025)           12,066          (445,596)         (309,933)
                                          ===============  ================  ================  ================

                       See Notes to Financial Statements.
                                       42

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS
                                            For the Year Ended December 31, 2004

                                            BALANCED           EQUITY            INCOME
                                              FUND              FUND              FUND
                                          ---------------  ----------------  ----------------
Operations:
Net investment income/(loss) ...........  $     5,861,461  $      6,770,809  $      4,160,106
Affiliated mutual fund capital
 gain distributions ....................        1,863,019                 -                 -
Net realized gain/(loss) on
 investments and foreign
 currency transactions .................         (682,490)       17,790,117         2,438,113
Net change in unrealized
 appreciation/ (depreciation) of
 investments and translation of
 assets and liabilities in foreign
 currency ..............................       13,831,770        26,031,334          (521,133)
                                          ---------------  ----------------  ----------------
Net increase in net assets
 resulting from operations .............       20,873,760        50,592,260         6,077,086
Distributions to Shareholders
 From:
Net investment income ..................       (6,788,135)       (6,987,974)       (4,673,112)
Return of capital ......................                -                 -           (24,759)
Net realized capital gains .............                -                 -        (2,278,801)
                                          ---------------  ----------------  ----------------
Total distributions to
 shareholders ..........................       (6,788,135)       (6,987,974)       (6,976,672)
Capital Stock Transactions:
 (Dollars)
 Shares sold ...........................       15,931,388        22,957,421        11,838,084
 Shares issued as reinvestment
  of distributions .....................        6,788,135         6,936,814         6,976,672
 Shares redeemed .......................      (37,578,497)      (69,981,505)      (15,505,772)
                                          ---------------  ----------------  ----------------
Net increase/(decrease) in net
 assets from capital stock
 transactions ..........................      (14,858,974)      (40,087,270)        3,308,984
                                          ---------------  ----------------  ----------------
Net increase/(decrease) in net
 assets ................................         (773,349)        3,517,016         2,409,398
                                          ---------------  ----------------  ----------------
NET ASSETS:
Beginning of period ....................  $   270,261,400  $    531,510,672  $    125,147,811
                                          ---------------  ----------------  ----------------
End of period ..........................  $   269,488,051  $    535,027,688  $    127,557,209
                                          ===============  ================  ================
Undistributed net investment
 income/ (loss) ........................  $             -  $              -  $        578,825
                                          ===============  ================  ================
Capital Share Transactions:
 Shares sold ...........................          916,974         1,146,754           952,127
 Shares issued as reinvestment
  of distributions .....................          378,380           324,730           575,633
 Shares redeemed .......................       (2,162,760)       (3,472,168)       (1,242,162)
                                          ---------------  ----------------  ----------------
Net increase/(decrease) in shares
 outstanding ...........................         (867,406)       (2,000,684)          285,598
                                          ===============  ================  ================

                                           INTERNATIONAL      SHORT-TERM         SMALL CAP         SOCIALLY
                                              EQUITY          INVESTMENT          GROWTH          RESPONSIBLE
                                               FUND              FUND              FUND              FUND
                                          ---------------  ----------------  ----------------  ----------------
Operations:
Net investment income/(loss) ...........  $        95,146  $         42,721  $       (759,456) $      1,017,771
Affiliated mutual fund capital
 gain distributions ....................                -                 -                 -                 -
Net realized gain/(loss) on
 investments and foreign
 currency transactions .................        4,743,258              (586)        3,907,407         4,017,438
Net change in unrealized
 appreciation/ (depreciation) of
 investments and translation of
 assets and liabilities in foreign
 currency ..............................       (1,009,610)           (2,116)       (1,016,527)        4,464,174
                                          ---------------  ----------------  ----------------  ----------------
Net increase in net assets
 resulting from operations .............        3,828,794            40,019         2,131,424         9,499,383
Distributions to Shareholders
 From:
Net investment income ..................         (513,331)          (35,222)                -        (1,048,007)
Return of capital ......................                -                 -                 -                 -
Net realized capital gains .............                -                 -                 -                 -
                                          ---------------  ----------------  ----------------  ----------------
Total distributions to
 shareholders ..........................         (513,331)          (35,222)                -        (1,048,007)
Capital Stock Transactions:
 (Dollars)
 Shares sold ...........................       23,461,339        18,075,505         9,697,172         8,277,816
 Shares issued as reinvestment
  of distributions .....................          513,331            35,222                 -         1,048,007
 Shares redeemed .......................      (23,755,515)      (19,776,400)      (12,735,664)      (11,406,087)
                                          ---------------  ----------------  ----------------  ----------------
Net increase/(decrease) in net
 assets from capital stock
 transactions ..........................          219,155        (1,665,673)       (3,038,492)       (2,080,264)
                                          ---------------  ----------------  ----------------  ----------------
Net increase/(decrease) in net
 assets ................................        3,534,618        (1,660,876)         (907,068)        6,371,112
                                          ---------------  ----------------  ----------------  ----------------
NET ASSETS:
Beginning of period ....................  $    35,741,383  $      4,842,644  $     57,193,129  $     73,964,838
                                          ---------------  ----------------  ----------------  ----------------
End of period ..........................  $    39,276,001  $      3,181,768  $     56,286,061  $     80,335,950
                                          ===============  ================  ================  ================
Undistributed net investment
 income/ (loss) ........................  $       (22,557) $          8,530  $              -  $          2,051
                                          ===============  ================  ================  ================
Capital Share Transactions:
 Shares sold ...........................        2,103,337         1,785,096           825,410           578,445
 Shares issued as reinvestment
  of distributions .....................           43,029             3,484                 -            67,964
 Shares redeemed .......................       (2,124,967)       (1,953,498)       (1,104,072)         (798,594)
                                          ---------------  ----------------  ----------------  ----------------
Net increase/(decrease) in shares
 outstanding ...........................           21,399          (164,918)         (278,662)         (152,185)
                                          ===============  ================  ================  ================

                       See Notes to Financial Statements.
                                       43

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
BALANCED FUND
FINANCIAL HIGHLIGHTS
For a Fund Share Outstanding Throughout Each Period.

                                                                                     Year Ended December 31,
                                                           ------------------------------------------------------------------------
                                                               2005          2004           2003           2002           2001
                                                           ------------  -------------  ------------  -------------  -------------

Net asset value, beginning of year ....................... $      17.95  $       17.02  $      14.52  $       16.34  $       16.76
                                                           ------------  -------------  ------------  -------------  -------------
Income/(loss) from investment operations:

Net investment income* ...................................         0.11           0.38          0.33           0.43           0.65
Net realized and unrealized gain/(loss) on investments ...         0.66           1.01          2.51          (1.79)         (0.41)
                                                           ------------  -------------  ------------  -------------  -------------
Total from investment operations .........................         0.77           1.39          2.84          (1.36)          0.24
                                                           ------------  -------------  ------------  -------------  -------------
Less distributions:
Dividends from net investment income .....................            -          (0.46)        (0.34)         (0.46)         (0.66)
                                                           ------------  -------------  ------------  -------------  -------------
Total distributions ......................................            -          (0.46)        (0.34)         (0.46)         (0.66)
                                                           ------------  -------------  ------------  -------------  -------------
Net asset value, end of year ............................. $      18.72  $       17.95  $      17.02  $       14.52  $       16.34
                                                           ============  =============  ============  =============  =============
Total return1,2 ..........................................         4.29%          8.18%        19.56%         (8.27)%         1.39%
                                                           ============  =============  ============  =============  =============
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000's) ....................... $    256,819  $     269,488  $    270,261  $     240,562  $     292,176
Operating expenses including reimbursement/waiver and
 excluding earnings credits ..............................         0.06%          0.04%         0.05%          0.04%          0.05%
Operating expenses excluding reimbursement/waiver and
 earnings credits ........................................         0.06%          0.04%         0.05%          0.04%          0.05%
Net investment income including reimbursement/waiver and
 excluding earnings credits ..............................         0.60%          2.20%         2.14%          2.77%          3.79%
Net investment income excluding reimbursement/waiver and
 earnings credits ........................................         0.60%          2.20%         2.14%          2.77%          3.79%
Portfolio turnover rate ..................................            1%             6%            9%            13%            10%

---------
1   Total return represents aggregate total return for the period indicated.
2   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
*   The selected per share data was calculated using the average shares outstanding method for the period.

                       See Notes to Financial Statements.
                                       44

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
EQUITY FUND
FINANCIAL HIGHLIGHTS - (CONTINUED)
For a Fund Share Outstanding Throughout Each Period.

                                                                                      Year Ended December 31,
                                                                  ---------------------------------------------------------------
                                                                      2005         2004         2003          2002         2001
                                                                  -----------  -----------  -----------  ------------   ----------

Net asset value, beginning of year .............................  $     21.34  $     19.63  $    15.56   $     19.57   $    20.65
                                                                  -----------  -----------  -----------  -----------   ----------
Income/(loss) from investment operations:

Net investment income* .........................................         0.25         0.26        0.21          0.21         0.21
Net realized and unrealized gain/(loss) on investments .........         1.01         1.73        4.08         (4.01)       (1.08)
                                                                  -----------  -----------  -----------  -----------   ----------
Total from investment operations ...............................         1.26         1.99        4.29         (3.80)       (0.87)
                                                                  -----------  -----------  -----------  -----------   ----------
Less distributions:
Dividends from net investment income ...........................        (0.25)       (0.28)      (0.22)        (0.21)       (0.21)
                                                                  -----------  -----------  -----------  -----------   ----------
Total distributions ............................................        (0.25)       (0.28)      (0.22)        (0.21)       (0.21)
                                                                  -----------  -----------  -----------  -----------   ----------
Net asset value, end of year ...................................  $     22.35  $     21.34  $    19.63   $     15.56   $    19.57
                                                                  ===========  ===========  ===========  ===========   ==========
Total return1,2 ................................................         5.90%       10.15%      27.57%       (19.43)%      (4.21)%
                                                                  ===========  ===========  ===========  ===========   ==========
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000's) .............................  $   505,499  $   535,028  $  531,511   $   449,559   $  600,016
Operating expenses including reimbursement/waiver and
 excluding earnings credits ....................................         0.86%        0.87%       0.87%         0.82%        0.82%
Operating expenses excluding reimbursement/waiver and
 earnings credits ..............................................         0.93%        0.91%       0.91%         0.86%        0.87%
Net investment income including reimbursement/waiver and
 excluding earnings credits ....................................         1.15%        1.30%       1.17%         1.13%        1.04%
Net investment income excluding reimbursement/waiver and
 earnings credits ..............................................         1.08%        1.26%       1.13%         1.09%        0.99%
Portfolio turnover rate ........................................           44%          35%         43%           36%          38%

---------

1   Total return represents aggregate total return for the period indicated.
2   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
*   The selected per share data was calculated using the average shares outstanding method for the period.

                       See Notes to Financial Statements.
                                       45

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WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND
FINANCIAL HIGHLIGHTS - (CONTINUED)
For a Fund Share Outstanding Throughout Each Period.

                                                                                        Year Ended December 31,
                                                                  ---------------------------------------------------------------
                                                                     2005          2004         2003         2002          2001
                                                                  -----------  -----------  -----------  -----------   ----------

Net asset value, beginning of year .............................  $     12.16  $     12.26  $     12.43  $     12.30  $     12.39
                                                                  -----------  -----------  -----------  -----------  -----------
Income from investment operations:

Net investment income* .........................................         0.45         0.41         0.55         0.69         0.78
Net realized and unrealized gain on investments ................        (0.21)        0.19         0.35         0.42         0.33
                                                                  -----------  -----------  -----------  -----------  -----------
Total from investment operations ...............................         0.24         0.60         0.90         1.11         1.11
                                                                  -----------  -----------  -----------  -----------  -----------
Less distributions:
Dividends from net investment income ...........................            -        (0.47)       (0.33)       (0.57)       (0.85)
Distributions from capital gains ...............................            -        (0.23)       (0.74)       (0.41)       (0.35)
                                                                  -----------  -----------  -----------  -----------  -----------
Total distributions ............................................            -        (0.70)       (1.07)       (0.98)       (1.20)
                                                                  -----------  -----------  -----------  -----------  -----------
Net asset value, end of year ...................................  $     12.40  $     12.16  $     12.26  $     12.43  $     12.30
                                                                  ===========  ===========  ===========  ===========  ===========
Total return1,2 ................................................         1.97%        4.94%        7.25%        9.20%        8.88%
                                                                  ===========  ===========  ===========  ===========  ===========
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000's) .............................  $   127,380  $   127,557  $   125,148  $   114,935  $   126,045
Operating expenses including reimbursement/waiver and
 excluding earnings credits ....................................         0.95%        0.91%        0.89%        0.85%        0.81%
Operating expenses excluding reimbursement/waiver and
 earnings credits ..............................................         1.00%        0.93%        0.93%        0.90%        0.88%
Net investment income including reimbursement/waiver and
 excluding earnings credits ....................................         3.64%        3.25%        4.25%        5.41%        5.96%
Net investment income excluding reimbursement/waiver and
 earnings credits ..............................................         3.59%        3.23%        4.21%        5.36%        5.89%
Portfolio turnover rate ........................................          765%         595%         482%         316%         348%

---------

1   Total return represents aggregate total return for the period indicated.
2   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
*   The selected per share data was calculated using the average shares outstanding method for the period.

                       See Notes to Financial Statements.
                                       46

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS - (CONTINUED)
For a Fund Share Outstanding Throughout Each Period.

                                                                                       Year Ended December 31,
                                                                ------------------------------------------------------------------
                                                                   2005         2004          2003          2002           2001
                                                                -----------  ------------  -----------  ------------   -----------

Net asset value, beginning of year ...........................  $     11.91  $      10.91  $      8.30  $      10.52   $     14.27
                                                                -----------  ------------  -----------  ------------   -----------
Income/(loss) from investment operations:

Net investment income/(loss)* ................................         0.10          0.03         0.05         (0.01)            -
Net realized and unrealized gain/(loss) on investments .......         1.11          1.13         2.64         (2.21)        (3.75)
                                                                -----------  ------------  -----------  ------------   -----------
Total from investment operations .............................         1.21          1.16         2.69         (2.22)        (3.75)
                                                                -----------  ------------  -----------  ------------   -----------
Less distributions:
Dividends from net investment income .........................        (0.01)        (0.16)       (0.08)            -             -
Distributions from capital gains .............................            -             -            -             -             -
                                                                -----------  ------------  -----------  ------------   -----------
Total distributions ..........................................        (0.01)        (0.16)       (0.08)            -             -
                                                                -----------  ------------  -----------  ------------   -----------
Net asset value, end of year .................................  $     13.11  $      11.91  $     10.91  $       8.30   $     10.52
                                                                ===========  ============  ===========  ============   ===========
Total return1,2 ..............................................        10.12%        10.61%       32.49%       (20.99)%      (26.35)%
                                                                ===========  ============  ===========  ============   ===========
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000's) ...........................  $    41,882  $     39,276  $    35,741  $     26,286   $    33,544
Operating expenses including reimbursement/waiver and
 excluding earnings credits ..................................         1.71%         1.55%        1.46%         1.58%         1.53%
Operating expenses excluding reimbursement/waiver and
 earnings credits ............................................         1.80%         1.60%        1.51%         1.62%         1.54%
Net investment income/(loss) including reimbursement/waiver
 and excluding earnings credits ..............................         0.84%         0.26%        0.59%        (0.08)%        0.00%
Net investment income/(loss) excluding reimbursement/waiver
 and earnings credits ........................................         0.75%         0.21%        0.54%        (0.12)%       (0.01)%
Portfolio turnover rate ......................................           48%          161%          68%          139%          103%

---------

1   Total return represents aggregate total return for the period indicated.
2   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
*   The selected per share data was calculated using the average shares outstanding method for the period.

                       See Notes to Financial Statements.
                                       47

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
SHORT-TERM INVESTMENT FUND
FINANCIAL HIGHLIGHTS - (CONTINUED)
For a Fund Share Outstanding Throughout Each Period.

                                                                                       Year Ended December 31,
                                                                  ----------------------------------------------------------------
                                                                      2005         2004          2003         2002         2001
                                                                  -----------  ------------  -----------  -----------  -----------

Net asset value, beginning of year .............................  $     10.11  $      10.10  $     10.09  $     10.08  $      9.92
                                                                  -----------  ------------  -----------  -----------  -----------
Income/(loss) from investment operations:

Net investment income* .........................................         0.29          0.13         0.12         0.18         0.39
Net realized and unrealized gain/(loss) on investments .........         0.02         (0.01)       (0.02)       (0.01)        0.12
                                                                  -----------  ------------  -----------  -----------  -----------
Total from investment operations ...............................         0.31          0.12         0.10         0.17         0.51
                                                                  -----------  ------------  -----------  -----------  -----------
Less distributions:
Dividends from net investment income ...........................        (0.03)        (0.11)       (0.09)       (0.16)       (0.33)
Distributions from capital gains ...............................            -             -            -            -        (0.02)
                                                                  -----------  ------------  -----------  -----------  -----------
Total distributions ............................................        (0.03)        (0.11)       (0.09)       (0.16)       (0.35)
                                                                  -----------  ------------  -----------  -----------  -----------
Net asset value, end of year ...................................  $     10.39  $      10.11  $     10.10  $     10.09  $     10.08
                                                                  ===========  ============  ===========  ===========  ===========
Total return1,2 ................................................         3.02%         1.22%        1.03%        1.72%        5.17%
                                                                  ===========  ============  ===========  ===========  ===========
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000's) .............................  $     3,394  $      3,182  $     4,843  $     4,183  $     2,796
Operating expenses including reimbursement/waiver and
 excluding earnings credits ....................................         0.20%         0.17%        0.17%        0.33%        0.33%
Operating expenses excluding reimbursement/waiver and
 earnings credits ..............................................         1.21%         1.11%        1.07%        1.16%        1.36%
Net investment income including reimbursement/waiver and
 excluding earnings credits ....................................         2.87%         1.19%        1.16%        1.76%        4.20%
Net investment income excluding reimbursement/waiver and
 earnings credits ..............................................         1.85%         0.25%        0.18%        0.93%        3.17%
Portfolio turnover rate ........................................            0%            0%           0%           0%           0%

---------

1   Total return represents aggregate total return for the period indicated.
2   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
*   The selected per share data was calculated using the average shares outstanding method for the period.

                       See Notes to Financial Statements.
                                       48

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS - (CONTINUED)
For a Fund Share Outstanding Throughout Each Period.

                                                                                    Year Ended December 31,
                                                              -------------------------------------------------------------------
                                                                  2005          2004           2003          2002           2001
                                                              -----------   ------------   -----------   ------------   ----------

Net asset value, beginning of year .......................... $     12.33   $      11.81   $      7.43   $      12.15   $    17.31
                                                              -----------   ------------   -----------   ------------   ----------
Income/(loss) from investment operations:

Net investment loss* ........................................       (0.11)         (0.16)        (0.14)         (0.15)       (0.12)
Net realized and unrealized gain/(loss) on investments ......        0.56           0.68          4.52          (4.57)       (5.04)
                                                              -----------   ------------   -----------   ------------   ----------
Total from investment operations ............................        0.45           0.52          4.38          (4.72)       (5.16)
                                                              -----------   ------------   -----------   ------------   ----------
Net asset value, end of year ................................ $     12.78   $      12.33   $     11.81   $       7.43   $    12.15
                                                              ===========   ============   ===========   ============   ==========
Total return1,2 .............................................        3.65%          4.40%        58.95%        (38.93)%     (29.81)%
                                                              ===========   ============   ===========   ============   ==========
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000's) .......................... $    52,655   $     56,286   $    57,193   $     34,768   $   58,437
Operating expenses including reimbursement/waiver and
 excluding earnings credits .................................        1.66%          1.58%         1.66%          1.66%        1.54%
Operating expenses excluding reimbursement/waiver and
 earnings credits ...........................................        1.73%          1.77%         1.79%          1.82%        1.71%
Net investment income/(loss) including reimbursement/waiver
 and excluding earnings credits .............................       (0.94)%        (1.38)%       (1.52)%        (1.61)%       1.14%
Net investment income/(loss) excluding reimbursement/waiver
 and earnings credits .......................................       (1.01)%        (1.57)%       (1.65)%        (1.77)%       1.31%
Portfolio turnover rate .....................................         152%            96%          206%           234%         319%

---------

1   Total return represents aggregate total return for the period indicated.
2   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
*   The selected per share data was calculated using the average shares outstanding method for the period.

                       See Notes to Financial Statements.
                                       49

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
SOCIALLY RESPONSIBLE FUND
FINANCIAL HIGHLIGHTS - (CONTINUED)
For a Fund Share Outstanding Throughout Each Period.

                                                                                     Year Ended December 31,
                                                                  ---------------------------------------------------------------
                                                                      2005          2004          2003        2002        2001
                                                                  -----------   ------------   ----------  ----------   ---------

Net asset value, beginning of year .............................  $     15.42   $      13.79   $    10.87  $    12.75   $   14.11
                                                                  -----------   ------------   ----------  ----------   ---------
Income/(loss) from investment operations:

Net investment income* .........................................         0.20           0.19         0.17        0.16        0.14
Net realized and unrealized gain/(loss) on investments .........         0.59           1.64         2.92       (1.88)      (1.17)
                                                                  -----------   ------------   ----------  ----------   ---------
Total from investment operations ...............................         0.79           1.83         3.09       (1.72)      (1.03)
                                                                  -----------   ------------   ----------  ----------   ---------
Less distributions:
Dividends from net investment income ...........................            -1         (0.20)       (0.17)      (0.16)      (0.14)
Distributions from capital gains ...............................            -              -            -           -       (0.19)
                                                                  -----------   ------------   ----------  ----------   ---------
Total distributions ............................................            -          (0.20)       (0.17)      (0.16)      (0.33)
                                                                  -----------   ------------   ----------  ----------   ---------
Net asset value, end of year ...................................  $     16.21   $      15.42   $    13.79  $    10.87   $   12.75
                                                                  ===========   ============   ==========  ==========   =========
Total return2,3 ................................................         5.13%         13.30%       28.45%     (13.48)%     (7.30)%
                                                                  ===========   ============   ==========  ==========   =========
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000's) .............................  $    79,445   $     80,336   $   73,965  $   58,960   $  71,644
Operating expenses including reimbursement/waiver and
 excluding earnings credits ....................................         1.03%          1.01%        1.03%       0.99%       1.04%
Operating expenses excluding reimbursement/waiver and
 earnings credits ..............................................         1.26%          1.21%        1.22%       1.19%       1.20%
Net investment income including reimbursement/waiver and
 excluding earnings credits ....................................         1.29%          1.35%        1.39%       1.35%       1.05%
Net investment income excluding reimbursement/waiver and
 earnings credits ..............................................         1.06%          1.15%        1.20%       1.15%       0.89%
Portfolio turnover rate ........................................           28%            32%          37%         27%        142%

---------
1   Less than 0.01 per share.
2   Total return represents aggregate total return for the period indicated.
3   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
*   The selected per share data was calculated using the average shares outstanding method for the period.

                       See Notes to Financial Statements.
                                       50

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WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS
                                                               December 31, 2005

1. Significant Accounting Policies.

The Wilshire Variable Insurance Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of
1940, which offers units of beneficial ownership (shares) in seven separate investment portfolios: Balanced Fund, Equity Fund, Income Fund, International
Equity Fund, Short-Term Investment Fund, Small Cap Growth Fund and Socially
Responsible Fund. These funds collectively are referred to as the "Funds."
Sponsorship of the Trust (formerly Horace Mann Mutual Funds) transferred from
The Horace Mann Companies to Wilshire Associates Incorporated (the "Adviser") on
September 30, 2004. Shares are presently offered to Horace Mann Life Insurance
Company (HMLIC) Separate Account and the HMLIC 401(k) Separate Account. The
Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

Fund Investment Objectives:

Balanced Fund - realization of high long-term total rate of return consistent with prudent investment risks.

Equity Fund - primary, long-term capital growth; secondary, conservation of principal and production of income.

Income Fund - long-term total rate of return in excess of the U.S. bond market over a full market cycle.

International Equity Fund - long-term growth of capital through diversified holdings of marketable foreign equity investments.

Short-Term Investment Fund - primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

Small Cap Growth Fund - long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

Socially Responsible Fund - long-term growth of capital, current income and growth of income through investing primarily in equity securities of issuers that meet certain socially responsible criteria.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Security Valuation - A security listed or traded on U.S. exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National
Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized premium or discount. In the event market quotations are not readily available, securities are valued at fair value according to procedures established by the Board of Trustees or as determined in good faith by the
Pricing Committee, whose members are representatives of Wilshire Associates
Incorporated (the "Adviser"), or the Trust's Valuation Committee. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the
Pricing Committee or the Valuation Committee. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed

                                       51

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WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (continued)
                                                               December 31, 2005

conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. Investments in funds within the Balanced Fund are valued at their net asset value as reported by the underlying funds.

Security transactions and investment income - Security transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is accrued daily.
Securities gains and losses are determined on the basis of identified cost.

The Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Income Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, the Income Fund may dispose of such securities prior to settlement if its subadviser deems it appropriate to do so.
The Income Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Income Fund will normally realize a capital gain or loss in connection with these transactions. When the Income
Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Income Fund's custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the
Income Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that the Income Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by PFPC Trust Company and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the
Fund is prevented from exercising its rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period.

Mortgage Dollar Rolls - The Income Fund may enter into mortgage dollar rolls in which Income Fund makes a forward commitment to purchase or sell a security and, instead of accepting or making delivery, the position is offset by a sale or purchase of the security with a simultaneous agreement to repurchase or resell similar, but not identical, securities at an agreed upon price in the future.
The Income Fund accounts for such dollar rolls as purchases and sales and records an unrealized gain or loss each day equal to the difference between the original value of the purchase and the current market value. The Income Fund must maintain liquid securities having a value not less than the repurchase price, including accrued interest, for such dollar rolls. Losses may arise due to changes in values of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Income Fund's right to repurchase or resell securities may be limited.

Asset Backed Securities - These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors' exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

Collateralized Mortgage Obligations - Planned Amortization Class (PAC) - These
securities have a predetermined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

American Depository Receipts (ADR) - A certificate issued by an American bank to evidence ownership of original

                                       52

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WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (continued)
                                                               December 31, 2005

foreign shares. The certificate is transferable and can be traded. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank.

Commission Credits - It is the policy of Bernstein Investment Research and
Management Unit of Alliance Capital Management, L.P., Mellon Equity Associates,
LLP and Wellington Management Company, LLP, subadvisers for the Equity Fund, to seek the best price and execution on each transaction and negotiate commission rates solely on the execution requirements of each trade. Occasionally they place, under a directed brokerage arrangement, common stock trades with a broker/ dealer who credits to the Fund part of the commissions paid. For the year ended December 31, 2005, credits paid and disclosed as commission credits and realized gains were $38,308 and 66,627, respectively, for the Equity Fund.

Earnings Credits on Cash Balances - During the year ended December 31, 2005, the
Funds' custody fees were reduced as a result of credits earned on overnight cash balances.

Foreign Currency Transactions -  The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into
U.S. dollars on the following basis:

    .   market value of investment securities, other assets and other liabilities at the daily rates of exchange and

    .   purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Forward Currency Contracts - The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

At December 31, 2005 the Income Fund had the following open forward currency contracts:

                                                                                    Unrealized
                                           Local     Expiration    Current Value   Appreciation
Foreign Currency                         Currency       Date        U.S. Dollar   (Depreciation)
-------------------------------------   ---------   ------------  --------------  --------------
Short Contracts:
Australian Dollar ...................     413,358       2/8/2006  $      302,636  $        6,555
Canadian Dollar .....................     214,469       2/8/2006         184,718          (3,349)
Euro Currency .......................   5,947,124       2/8/2006       7,056,572         115,674
Mexican Peso ........................   1,942,949      1/27/2006         182,065          (5,365)
New Zealand Dollar ..................     465,299      1/27/2006         316,890           6,493
Long Contracts:
Euro Currency .......................   4,932,125       02/08/06       5,852,223         (77,621)
                                                                                  --------------
Net Unrealized Appreciation .........                                             $       42,387
                                                                                  ==============

2.  Investment Advisory Fee and Other Transactions.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the
Funds' investment programs. The Adviser has entered into agreements with the following subadvisers: Equity Fund -  Bernstein Investment Research and
Management Unit of Alliance Capital Management,

                                       53

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WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (continued)
                                                               December 31, 2005

L.P., Mellon Equity Associates, LLP and Wellington Management Company, LLP;
Income Fund - Western Asset Management Company, Western Asset Management Limited
and BlackRock Financial Management, Inc; International Equity Fund - New Star
Institutional Managers Limited and The Boston Company Asset Management, LLC;
Short-Term Investment Fund - Western Asset Management Company; Small Cap Growth
Fund - BlackRock Financial Management, Inc., Mazama Capital Management and Lee
Munder Investments Ltd. (Lee Munder Investments Ltd. ceased to advise the Small
Cap Growth Fund as of January 20, 2005); Socially Responsible Fund - Bernstein
Investment Research and Management Unit of Alliance Capital Management, L.P.

Each subadviser's fees are paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers depends upon the fee rate negotiated with the Adviser and upon the percentage of the Fund's assets allocated to that subadviser by the
Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser is not constant, and the relative amounts of fees paid to the various subadvisers of a Fund may fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser.
Because the Adviser will pay each subadviser's fees out of its own fees from the
Funds, there will not be any "duplication" of advisory fees paid by the Funds.

For the year ended December 31, 2005, the Adviser provided services and assumed expenses pursuant to the amended Investment Advisory Agreement, for which they received a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

                                                                      Rate on
                                                                     Aggregate
                                           Rate on the First        Fund Assets
                                        $1 Billion of Aggregate    in Excess of
Fund                                          Fund Assets           $1 Billion
-------------------------------------   ------------------------   -------------
Balanced Fund* ......................                  0.550%              0.450%
Equity Fund .........................                  0.550               0.450
Income Fund .........................                  0.550               0.450
International Equity Fund ...........                  1.000               0.900
Short-Term Investment Fund ..........                  0.275               0.175
Small Cap Growth Fund ...............                  1.150               1.150
Socially Responsible Fund ...........                  0.850               0.750

---------
*   Balanced Fund operates under a "fund of funds" structure, primarily investing in shares of the Equity Fund and the Income Fund. Under the "fund of funds" arrangement, the Adviser receives directly from the Balanced Fund a fee of 0.550% of the average daily net assets of the Balanced Fund that are not invested in another Fund.

Wilshire has contractually agreed to reimburse each Fund for fees and expenses payable to the Funds' third party administrator, transfer agent and principal underwriter through December 31, 2006.

For the year ended December 31, 2005, the Adviser voluntarily waived and contractually reimbursed fees in the amounts listed below.

Fund                                    Fees Voluntarily Waived    Fees Contractually Reimbursed
-------------------------------------   -----------------------    ------------------------------
Balanced Fund .......................             $      8,287                              -
Equity Fund .........................                  181,066                    $    70,837
Income Fund .........................                   31,844                         19,035
International Equity Fund ...........                   19,463                         11,409
Short-Term Investment Fund ..........                   16,949                         14,227
Small Cap Growth Fund ...............                   13,340                         12,829
Socially Responsible Fund ...........                  155,611                         14,858

Affiliated Broker - For the year ended December 31, 2005, brokerage commissions paid on investment transactions in the Equity Fund and Socially Responsible Fund
amounted to $460,481 and $53,808, respectively. Amounts paid to Sanford

                                       54

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WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (continued)
                                                               December 31, 2005

C. Bernstein Co., an affiliate of the Funds' subadviser for the Equity Fund and
Socially Responsible Fund were $57,353 and $30,929, respectively.

PFPC Inc. ("PFPC") serves as the Fund's administrator, accounting agent and transfer agent pursuant to a services agreement. PFPC has agreed to waive
$112,668 in transfer agent, accounting and administration fees for the Funds for the period from January 1, 2005 to December 31, 2005.

The Trust pays each independent trustee a $5,000 annual retainer, $1,500 per board meeting attended, $2,000 annual committee retainer and $2,000 annual committee chairperson retainer. For the year ended December 31, 2005, the fees, excluding travel expenses, for independent trustees totaled $104,977. The Trust did not compensate officers or trustees who are officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser.

3.  Distribution and Service Plan.

The Funds have adopted a Rule 12b-1 distribution plan (the "Distribution Plan").
Pursuant to the Distribution Plan with the Funds, PFPC Distributors, Inc. (the
"Distributor") receives a distribution fee, payable by each Fund. The
Distributor uses the fee to pay for distribution-related services for the Funds.
Under the Distribution Plan, each Fund will pay to the Distributor a shareholder/distribution services fee computed at the annual rate of 0.25% of average daily net assets attributable to each Fund.

4.  Security Transactions.

For the year ended December 31, 2005, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

Fund                                      Purchases     Proceeds from Sales
-------------------------------------   -------------   -------------------
Balanced Fund .......................   $   2,857,762     $      25,066,973
Equity Fund .........................     222,908,202           276,341,693
Income Fund .........................     977,470,775           959,514,675
International Equity Fund ...........      18,661,258            19,708,685
Short-Term Investment Fund ..........               0                     0
Small Cap Growth Fund ...............      73,894,322            79,117,408
Socially Responsible Fund ...........      21,523,859            25,517,171

Purchases and sales of U.S. Government and U.S. Government sponsored securities during the year ended December 31, 2005 were:

Fund                         Purchases     Proceeds from sales
---------------------   ----------------   -------------------
Income Fund .........    $ 1,769,861,123       $   923,021,634

The cost, unrealized appreciation and depreciation for Federal tax purposes at
December 31, 2005 for each Fund is as follows:

                                               Tax           Unrealized        Unrealized       Net Unrealized
Fund                                          Cost         Appreciation       Depreciation         App/(Dep)
-------------------------------------   ----------------  ---------------  ------------------   ---------------
Balanced Fund .......................   $    243,886,190  $    12,994,610                   -   $    12,994,610
Equity Fund .........................        452,542,549       87,503,195  $      (38,657,925)       48,845,270
Income Fund .........................        143,065,224        2,353,353          (1,743,733)          609,620
International Equity Fund ...........         36,049,967        5,810,363            (696,643)        5,113,720
Short-Term Investment Fund ..........          1,892,058               30                (588)             (558)
Small Cap Growth Fund ...............         47,633,988        8,029,551          (2,989,222)        5,040,329
Socially Responsible Fund ...........         65,991,557       15,536,101          (4,343,614)       11,192,487

5.  Significant Shareholder Activity.

On December 31, 2005, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts comprised of many individual shareholders.

                                       55

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WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (continued)
                                                               December 31, 2005

Fund
------------------------------------------------------------
Balanced Fund (1 omnibus shareholder) ......................      100%
Equity Fund (2 omnibus shareholders) .......................       92%
Income Fund (2 omnibus shareholders) .......................      100%
International Equity Fund (1 omnibus shareholder) ..........      100%
Short-Term Investment Fund (1 omnibus shareholder) .........      100%
Small Cap Growth Fund (1 omnibus shareholder) ..............      100%
Socially Responsible Fund (1 omnibus shareholder) ..........      100%

6.  Tax Information.

No provision for Federal income taxes is required since each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended, and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America;
therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2005, the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                                                       December 31
                                       --------------------------------------------------------------------------------------
                                            2008          2009            2010            2011          2012          2013
                                       ------------- -------------- ---------------  ------------- -------------  -----------
Balanced Fund ......................   $   5,751,560              -               -              -             -            -
Equity Fund ........................      10,385,728              -  $   42,546,430  $   5,637,907             -            -
International Equity Fund ..........               -  $   1,727,124       7,076,246              -             -            -
Short-Term Investment Fund .........               -              -               -              -  $        586  $     1,230
Small Cap Growth Fund ..............               -      7,581,990       9,619,277              -             -            -

The following capital loss carryforwards were utilized in the current year:

Portfolio
------------------------------------
Balanced Fund ......................   $     403,017
Equity Fund ........................      37,128,347
International Equity Fund ..........       2,610,826
Small Cap Growth Fund ..............       4,315,119
Socially Responsible Fund ..........       1,306,850

The tax character of distributions paid were:

                                              2005                2004                 2004               2004
                                        Ordinary Income     Ordinary Income     Return of Capital     Capital Gains
Portfolio                              -----------------   -----------------   -------------------   --------------
Balanced Fund ......................                  -       $   6,788,135                    -                  -
Equity Fund ........................       $  5,622,866           6,987,974                    -                  -
Income Fund ........................                  -           5,699,071           $   24,759       $  1,252,842
International Equity Fund ..........             16,849             513,331                    -                  -
Short-Term Investment Fund .........              8,531              35,222                    -                  -
Socially Responsible Fund ..........              2,066           1,048,007                    -                  -

At December 31, 2005, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

                                                    Balanced         Equity           Income
                                                      Fund            Fund             Fund
                                                 -------------   --------------   --------------
Undistributed ordinary income/(loss) .........   $   1,571,619   $      256,482   $    5,209,790
Accumulated capital gain/(loss) ..............      (5,751,560)     (58,570,065)          33,223
Unrealized appreciation ......................      12,994,610       48,845,270          573,797
                                                 -------------   --------------   --------------
Total accumulated income/(loss) ..............   $   8,814,669   $   (9,468,313)  $    5,816,810
                                                 =============   ==============   ==============

                                                 International     Short-Term       Small Cap          Socially
                                                    Equity         Investment        Growth          Responsible
                                                     Fund             Fund            Fund              Fund
                                                 -------------   --------------   --------------   ---------------
Undistributed ordinary income/(loss) .........   $     349,773   $       95,888                -   $     1,008,450
Accumulated capital gain/(loss) ..............      (8,803,370)          (1,816)  $  (17,201,267)        3,711,384
Unrealized appreciation ......................       5,109,420             (558)       5,040,329        11,192,487
                                                 -------------   --------------   --------------   ---------------
Total accumulated income/(loss) ..............   $  (3,344,177)  $       93,514   $  (12,160,938)  $    15,912,321
                                                 =============   ==============   ==============   ===============

                                       56

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WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (continued)
                                                               December 31, 2005

The differences between book and tax-basis unrealized
appreciation/depreciation) are attributable primarily to the tax deferral of losses on wash sales on all Funds.

7.  Reclassifications.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily include: foreign currency capital gain/(loss) to ordinary income, foreign bond bifurcation, PFIC capital gain to ordinary income and the write off of net operating loss to paid-in-capital.
These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2005, the reclassifications were as follows:

                                                            Increase/(Decrease)     Increase
                                            Decrease         Undistributed Net      Realized
Portfolio                                Paid-in Capital     Investment Income    Capital Gains
----------------------------------      -----------------  --------------------   -------------
Equity Fund .........................                   -  $             (3,469)  $       3,469
Income Fund .........................                   -               (87,057)         87,057
International Equity Fund ...........                   -               (26,353)         26,353
Small Cap Growth Fund ...............   $        (490,619)              490,618               1

                                       57

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WILSHIRE VARIABLE INSURANCE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Wilshire Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Fund, Equity Fund, Income
Fund, International Equity Fund, Short-Term Investment Fund, Small Cap Growth
Fund and Socially Responsible Fund (constituting Wilshire Variable Insurance
Trust, hereafter referred to as the "Trust") at December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United
States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets for the year ended December
31, 2004 and the financial highlights for each of the four years ended December
31, 2004 were audited by other independent accountants, whose report dated
February 20, 2005 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Philadelphia, PA
February 28, 2006

                                       58

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WILSHIRE VARIABLE INSURANCE TRUST
TAX INFORMATION

(Unaudited)

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund                                    Percentage
-------------------------------------   ----------
Balanced Fund .......................       100.00%
Equity Fund .........................       100.00%
Income Fund .........................         0.59%
International Equity Fund ...........       100.00%
Short-Term Investment Fund ..........         0.00%
Small Cap Growth Fund ...............         0.00%
Socially Responsible Fund ...........       100.00%

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Funds
listed below designate the following percentages of their income dividends distributed in 2005 as qualified dividend income as defined in Section 1(h)(II)
of the Internal Revenue Code.

Fund                                    Percentage
-------------------------------------   ----------
Balanced Fund .......................       100.00%
Equity Fund .........................        91.09%
Income Fund .........................         0.54%
International Equity Fund ...........       100.00%
Short-Term Investment Fund ..........         0.00%
Small Cap Growth Fund ...............         0.00%
Socially Responsible Fund ...........       100.00%

The Funds designate long-term capital gain distributions pursuant to Section
852(b)(3) of the Internal Revenue Code as follows:

Fund
-------------------------------------
Balanced Fund .......................   N/A
Equity Fund .........................   N/A
Income Fund .........................   N/A
International Equity Fund ...........   N/A
Short-Term Investment Fund ..........   N/A
Small Cap Growth Fund ...............   N/A
Socially Responsible Fund ...........   N/A

                                       59

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WILSHIRE VARIABLE INSURANCE TRUST
ADDITIONAL FUND INFORMATION

Set forth below are the names of the Directors and executive officers of the
Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.

                                          Term of
                                        Office and
                          Position(s)    Length of
                           Held With       Time
    Name and Age             Fund        Served(1)
-----------------------   -----------   ------------------------
                 NON-INTERESTED TRUSTEES
DeWitt F. Bowman, 75      Trustee       Since 2005
Roger A. Formisano, 57    Trustee       Since 2002
Cynthia A. Hargadon, 51   Trustee       Since 2004

Richard A. Holt, 64 (3)   Trustee       Since 1998
Harriet A. Russell, 64    Trustee       Since 1996; Trustee of
                                        Predecessor Funds from
                                        1974 to 1983 and 1992 to
                                        1996

George J. Zock, 55        Trustee and   Since 1996; Trustee of
                          Chairman      Predecessor Funds from
                                        1995 to 1996

                                                           Number of
                                                          Portfolios
                                      Principal             In Fund                    Other
                                    Occupation(s)           Complex                 Directorships
                                    During Past 5         Overseen By                  Held By
  Name and Age                         Years              Director(2)                 Director
                                            NON-INTERESTED TRUSTEES
DeWitt F. Bowman, 75      Principal, February                   12       Sycuan Funds; Forward Funds; PCG
                          1994-Present, Pension                          Private Equity Fund; Brandes
                          Investment Consulting                          Institutional International Fund
                          (pension consulting firm).                     (registered investment companies);
                                                                         RREEF America REIT III; Director,
                                                                         5/94-present, RREEF America REIT (real
                                                                         estate investment trusts); Pacific Gas &
                                                                         Electric Nuclear Decommissioning Trust
                                                                         (trust fund for decommissioning nuclear
                                                                         power plants); University of California
                                                                         Regents Investment Management; Wilshire
                                                                         Mutual Funds, Inc. (5 portfolios)

Roger A. Formisano, 57    Professor of Executive                7        Integrity Mutual Insurance
                          Education, UW-Madison                          Company
                          School of Business; Principal,
                          R.A. Formisano & Company,
                          LLC; Executive Vice President
                          and Chief Operating Officer,
                          United Wisconsin Services,
                          Inc. (1992-1999)

Cynthia A. Hargadon, 51   Senior Consultant, North Point        7        Allmerica Investment Trust (9
                          Advisors (consulting firm)                     portfolios)
                          (since 2003); President,
                          Potomac Asset Management
                          (2000 to 2002); Director of
                          Investments, National
                          Automobile Dealers
                          Association (1998 to 2000)

Richard A. Holt, 64 (3)   Retired; formerly Senior              7        None
                          Relationship Manager,
                          Scudder Insurance Asset
                          Management

Harriet A. Russell, 64    Vice President, Cincinnati            7        Greater Cincinnati Credit Union
                          Board of Education; President,                 Board
                          Greater Cincinnati Credit
                          Union; formerly teacher,
                          Walnut Hills High School

George J. Zock, 55        Retired; formerly consultant,         7        None
                          Horace Mann Service
                          Corporation (2004 to 2005);
                          Formerly Executive Vice
                          President, Horace Mann Life
                          Insurance Company and
                          Horace Mann Service
                          Corporation (1997 to 2003)

                                       60

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WILSHIRE VARIABLE INSURANCE TRUST
ADDITIONAL FUND INFORMATION

                                            Term of
                                           Office and
                          Position(s)      Length of
                           Held With         Time
  Name and Age              Fund            Served(1)

          INTERESTED TRUSTEE AND OFFICERS
Lawrence Davanzo,         Trustee,      Since 2005
53(4)                     President
Scott Boroczi, 45         Treasurer     Since 2005
Helen Thompson, 38        Chief         Since 2004
                          Compliance
                          Officer and
                          Secretary

                                                                Number of
                                                               Portfolios
                                      Principal                  In Fund                 Other
                                    Occupation(s)                Complex              Directorships
                                    During Past 5              Overseen By             Held By
   Name and Age                         Years                  Director(2)            Director
------------------        --------------------------------   -------------   ---------------------------------
                                   INTERESTED TRUSTEE AND OFFICERS
Lawrence Davanzo,         Senior Managing Director,          12              Wilshire Associates Incorporated;
53(4)                     Wilshire Associates                                Wilshire Mutual Funds, Inc. (5
                          Incorporated (since 2004);                         portfolios)

                          Managing Director, Guggenheim
                          Partners (August 2004 to October
                          2004); Independent Investor
                          (August 2001 to August 2004);
                          President, Investor Force
                          Securities (February 2000 to
                          August 2001); Managing Director
                          and Founder, Asset Strategy
                          Consultants (investment
                          consulting firm) (February
                          1991 to February 2000)

Scott Boroczi, 45         Vice President, Wilshire           N/A             N/A
                          Associates Incorporated (since
                          2005); Relationship Manager,
                          Municipal Trustees Services,
                          The Bank of New York Trust
                          Company (1997 to 2005)

Helen Thompson, 38        Vice President, Wilshire           N/A             N/A
                          Associates Incorporated (since
                          2003); Associate Director, First
                          Quadrant, L.P. (2001 to 2003);
                          Chief Investment Accountant,
                          Financial Controller, Company
                          Secretary, Associate Director,
                          Compliance Officer (1996 to
                          2003), First Quadrant Limited

(1)  Each Trustee serves until the next shareholders' meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust's Declaration of Trust) or retirement which takes effect no later that the May 1 following his or her 70th birthday. Mr. Bowman is exempt from this retirement provision and instead will retire no later than May 1, 2007. Officers are elected by the Board of
     Trustees on an annual basis to serve until their successors are elected and qualified.

(2)  The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser, including the five series of Wilshire Mutual Funds, Inc.

(3)  Mr. Holt employs Bernstein, subadviser to the Equity Fund and the Socially
     Responsible Fund, to manage assets that he controls.

(4)  Mr. Davanzo is an interested Trustee of the Trust due to his position with the Adviser.

                                       61

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WILSHIRE VARIABLE INSURANCE TRUST
ADDITIONAL FUND INFORMATION

Information on Proxy Voting

The Securities and Exchange Commission ("SEC") has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the most recent
12-month period ended June 30 is available at no charge, upon request by calling
1-888-200-6796, or on the SEC's website at http:// www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust's Form N-Q will be available on the SEC's website at http:// www.sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-202-551-8090.

Change in Auditor

On February 24 and 25, 2005, the Audit Committee of the Trust recommended and the Board of Trustees approved, respectively, a change in the independent auditor of the Trust from KPMG LLP to PricewaterhouseCoopers LLP ("PWC"). The
Audit Committee members made their recommendation based on the change in sponsorship of the Trust from The Horace Mann Companies to the Adviser, streamlining service providers of the Trust and the Wilshire Mutual Funds, Inc.
(which is also sponsored by the Adviser and has selected PWC as its independant auditors), and potential operating efficiencies in having PWC as independant auditor for both the Trust and the Wilshire Mutual Funds, Inc.

                                       62

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WILSHIRE VARIABLE INSURANCE TRUST
BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

During the six months ended December 31, 2005, the Board of Trustees (the
"Board") of Wilshire Variable Insurance Trust (the "Trust") approved the renewal for additional one-year terms of the Trust's advisory agreement with Wilshire
Associates Incorporated ("Wilshire") and Wilshire's subadvisory agreements with each of the subadvisers. In the following text, the subadvisers are referred to as "Subadvisers" and the Advisory Agreement with Wilshire and the Subadvisory
Agreements between Wilshire and each Subadviser are referred to as "Advisory
Agreements."

The information in this summary outlines the Board's considerations associated with its approval of each of the Advisory Agreements. In connection with its deliberations regarding the continuation of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire and the Subadvisers under the existing advisory and subadvisory arrangements; comparative fees and expense ratios as prepared by an independent provider (Lipper Inc.); the profits to be realized by Wilshire and the Subadvisers; the extent to which Wilshire and the Subadviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by Wilshire and the Subadvisers. In considering these matters, the
Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not "interested persons" of the
Company as defined in the Investment Company Act of 1940 (the "Independent
Trustees") discussed the approval of the Advisory Agreements with management and in private sessions with counsel at which no representatives of Wilshire or the
Subadvisers were present.

As required by the Investment Company Act of 1940, each approval was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve renewal of the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the
Advisory Agreements pursuant to a process that concluded at the Board's October
28, 2005 meeting, following an extensive process. At the direction of the
Independent Trustees, counsel to the Trust and the Independent Trustees sent a memorandum to the Adviser requesting information regarding Advisory Agreements to be provided to the Trustees in advance of a meeting of the Contract Review
Committee (which is comprised of all the Independent Trustees) held on October
12, 2005. Following that meeting, counsel sent a follow-up memorandum, on behalf of the Independent Trustees, requesting additional information.

In response to the request for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund as provided by Lipper Inc., (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies as provided by Lipper Inc., and (vii) benefits realized by the Adviser from its relationship with each Fund. The Trustees also received information from each Subadviser as to each Fund it managed describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of the Subadviser in connection with the Fund; (iii) the financial condition of the Subadviser; (iv)
the extent to which economies of scale are realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid to other registered investment companies and any comparable advisory clients; and (vii)
benefits realized by the Subadviser from its relationship with the Fund. The
Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

Following the receipt of all information, the Contract Review Committee met on
October 27, 2005 to discuss the information provided. The Contract Review
Committee also considered a report from the Investment Committee (which is comprised of Independent Trustees) which, earlier that day, met with a representative of an independent provider (Lipper Inc.) to review the data
Lipper Inc. had prepared on performance, fees and expenses to assist the Board in its consideration of the Advisory Agreements. Following its evaluation of all materials provided, the Contract Review Committee concluded that it was in the best interests of each Fund to renew each of the agreements and recommended to the Board that the Advisory Agreement and each Subadvisory Agreement be renewed.
At its meeting on October 28, 2005, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant.

                                       63

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WILSHIRE VARIABLE INSURANCE TRUST
BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

(Continued)

Nature, Extent and Quality of Services - Wilshire

As to the Advisory Agreement with Wilshire, with respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Funds and engages and oversees
Subadvisers to manage the assets of the Funds, except for the Balanced Fund, which has a fund-of-funds structure whereby it invests in shares of certain of the Funds. The Board considered the experience and skills of the senior management leading fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board also considered the compliance programs established by the Adviser and the level of compliance maintained for the Funds.
The Board concluded that appropriate resources were being provided under the agreement to administer the Trust's affairs. The Board reviewed the processes used by the Adviser to select, monitor and replace subadvisers, including some recently implemented changes in process. The Board concluded that the Adviser was successful in negotiating favorable subadvisory agreements on behalf of the
Funds, and noted that under the Trust's current voluntary arrangements with the
Adviser, the Funds receive the benefit of any fee savings negotiated upon changes in subadvisers. The Board concluded that the Adviser had a robust system in place for selecting, monitoring and terminating subadvisers, and that the recent changes had improved the process. Although a number of Funds had experienced underperformance when compared to a peer group of funds, the Board concluded that the changes put in place by the Adviser were expected to improve results. The Board also reviewed the Adviser's financial condition, and considered the financial support provided by the Adviser to the Trust through an
Expense Reimbursement Agreement. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the
Adviser to each Fund are satisfactory.

The Board reviewed information on the performance of each Fund for one, three and five year periods, along with performance information of a relevant securities index, a peer group of funds from Lipper's database and a peer universe of funds from Lipper's database. This information showed that for the
Equity Fund, its performance compared favorably to funds in Lipper's large-cap core universe, which the Board concluded was an appropriate comparison, given the nature of the Fund's holdings. For the Socially Responsible Fund, the Income
Fund and the Balanced Fund, performance was competitive as compared to their
Lipper peer group and peer universe. The Board noted that the Equity Fund, the
Income Fund and the Balanced Fund had outperformed their benchmark index over all periods reviewed and that the Socially Responsible Fund outperformed its benchmark index over a longer period. For the periods reviewed, the Small Cap
Growth Fund, the International Equity Fund and the Short-Term Investment Fund
underperformed their Lipper peer group and peer universe. The Small Cap Growth
Fund and the International Equity Fund underperformed their benchmark index over all periods reviewed, and the Short-Term Investment Fund underperformed its benchmark for one and three year periods while outperforming its benchmark for the five year period. Based upon this review, the Board concluded that the performance of the Equity Fund, the Socially Responsible Fund, the Income Fund
and the Balanced Fund were satisfactory. The Board concluded that the underperformance for the Short-Term Investment Fund was a result of its small size and, therefore, investment performance was satisfactory. The Board noted
the steps taken or being taken to address the investment performance of the
Small Cap Growth Fund and the International Equity Fund, and concluded that the steps being taken were reasonably designed to address performance issues.

Advisory Fees

The Board reviewed each Fund's advisory fee and total expense ratio and reviewed information comparing the advisory fee and total expense ratio to those of a peer group of funds. The Board determined that the advisory fee and expense ratio for each Fund were within a competitive range. Although the Board noted
that the Small Cap Growth Fund, Income Fund and International Equity Fund have relatively high contractual advisory fees in comparison to their Lipper peer groups, the Board recognized that the actual management fees charged to the
Funds (after voluntary waivers) are primarily driven by the subadvisory fees paid, which the Board concluded were at competitive levels. In addition, with respect to the Small Cap Growth Fund and International Equity Fund, the Board
noted that pursuant to the Funds' current arrangement with the Adviser, the
Adviser voluntarily waives fees if the amount remaining after payment of subadvisory fees exceeds an agreed-to amount, which amount the Board concluded is reasonable for the services provided. As to total expenses, the Board noted
that total expenses are influenced by the small size of the complex. The Board received information regarding fees charged by the Adviser to other clients, but determined such fees were not comparable because of the differences in the nature of services provided. The Board concluded that the advisory fee for each
Fund was reasonable and appropriate in amount.

                                       64

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

(Continued)

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized as the Funds grow and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund's asset size, each Fund's expense ratio, the expense waivers in place and whether the investment process produced economies of scale. The
Board noted that the advisory fee for all Funds other than the Small Cap Growth
Fund include a breakpoint. The Board concluded that each Fund's advisory fee reasonably reflected all available economies of scale.

Fall-Out Benefits

The Board considered the nature and amount of any benefits derived by the
Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Nature, Extent and Quality of Services - Subadvisers

As to each Subadvisory Agreement, the Board considered the nature, extent and quality of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the
Subadviser's compliance with investment policies and general legal compliance.
In addition, the Board considered the analysis provided under the Adviser's oversight program, which concluded that each Subadviser was providing reasonable services and recommended that each Subadvisory Agreement for each Fund be continued.

Based upon all relevant factors, the Board concluded that the investment performance of each Subadviser met or exceeded acceptable levels of investment performance and, therefore, was satisfactory.

Subadvisory fees

The Board considered each Fund's subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each
Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm's length between the
Adviser and each Subadviser and that the Adviser compensates the Subadviser from its fees.

For the Subadvisers that reported fees for "Other Clients" with comparable investment policies and services, the Board noted that most Subadvisers did not charge higher fees to the Adviser for the Funds than was charged to their Other
Clients. For those Subadvisers where the fees charged to the Adviser were higher than that charged to Other Clients, based on representations made by the
Subadvisers, the Board noted that the higher fees were generally a result of the
Trust's smaller asset size.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm's length between the
Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were limited due to the size of the Funds. Accordingly, the Board concluded that they need not review estimated levels of profits to the
Subadvisers in order to conclude, as they did, that profitability to the
Subadvisers was not unreasonable.

Economies of Sale - Subadvisers

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered

                                       65

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

(Continued)

whether the effective subadvisory fee rate for each Fund under the Subadvisory
Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits - Subadvisers

The Board also considered the character and amount of other incidental benefits received by each Subadviser. The Board considered each Subadviser's soft dollar practices and, if applicable, use of affiliated brokerage. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the
Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

                                       66

[GRAPHIC OMITTED]

WILSHIRE VARIABLE INSURANCE TRUST
ANNUAL REPORT
                                                               December 31, 2005

Wilshire Variable Insurance Trust

Balanced Fund
Equity Fund
Income Fund
International Equity Fund
Short-Term Investment Fund
Small Cap Growth Fund
Socially Responsible Fund

Board Of Trustees
DeWitt F. Bowman
Roger A. Formisano
Cynthia A. Hargadon, Chairman
Richard A. Holt
Harriet A. Russell
Lawrence E. Davanzo
George J. Zock

Officers of the Funds
Lawrence E. Davanzo
President
Helen Thompson
Secretary and Chief Compliance Officer
Scott Boroczi
Vice President and Treasurer

--------------------------------------------------------------------------------

Administrator And Transfer Agent
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

Investment Adviser
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

Custodian
PFPC Trust Company
The Eastwick Center
8800 Tinicum Boulevard
Philadelphia, PA 19153

Independent Auditors
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042

Investment Subadvisers
Bernstein Investment Research and Management Unit of
Alliance Capital Management, L.P.
767 Fifth Avenue
New York, NY 10153

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154-0010

The Boston Company Asset Management, LLC
One Boston Place
Boston, Massachusetts 02108

Investment Subadvisers (continued)
Mazama Capital Management
One SouthWest Columbia
Suite 1860
Portland, OR 97258

Mellon Equity Associates, LLP
500 Grant Street, Suite 4200
Pittsburgh, PA 15258

New Star Institutional Mangers Limited
1 Knightsbridge Green, London England
SW1X7NE

Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Western Asset Management Company
117 E. Colorado Blvd., Suite 600
Pasadena, CA 91105

Western Asset Management Limited
155 Bishopsgate, London England
EC2M 3XG

c/o PFPC Inc.

[GRAPHIC OMITTED]

P.O. Box 9807
Providence, RI 02940
1-888-200-6796

                                                                       WVIAR1205

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the period covered by this report, the code of ethics was amended to address changes in the registrant’s covered officers.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Roger A. Formisano, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended December 31, 2004, KPMG LLP, the Registrant’s principal accountant (“KPMG”) for that year, billed the Registrant, including expenses, $97,060 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. For the fiscal year ended December 31, 2005,

PricewaterhouseCoopers LLP (“PWC”), the Registrant’s current principal accountant, billed the Registrant, including expenses, $117,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal year ended December 31, 2004 KPMG did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above. For the fiscal year ended December 31, 2005 PWC did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above.

Tax Fees

For the fiscal year ended December 31, 2004, KPMG billed the Registrant $24,500 for professional services rendered for tax compliance, tax advice, tax planning and tax training. For the fiscal year ended December 31, 2005, PWC billed the Registrant $14,000 for professional services rendered for tax compliance, tax advice, tax planning and tax training. Such services consisted of quarterly diversification review, annual distribution review and tax return review.

For engagements with KPMG or PWC entered into on or after May 6, 2003, the Audit Committee pre-approved all tax services that KPMG or PWC provided to the Registrant.

For engagements that Wilshire Associates Incorporated, the Registrant’s investment adviser (“Wilshire”), entered into with KPMG or PWC on or after May 6, 2003, neither KPMG nor PWC provided tax services to Wilshire that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal year ended December 31, 2004 KPMG did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended December 31, 2005, PWC did not bill the Registrant for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the

Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal year ended December 31, 2004, KPMG billed the Registrant $24,500, in non-audit fees. For the same period, KPMG billed Wilshire $116,651 in non-audit fees. For the fiscal year ended December 31, 2005, PWC did not bill the Registrant or Wilshire for any non-audit fees other than for the services reported above.

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Wilshire that were not pre-approved pursuant to Rule 2-01 (c) (7) (ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last disclosed such procedures in the definitive proxy statement filed with the SEC on August 13, 2004.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wilshire Variable Insurance Trust

By (Signature and Title)*	/s/ Lawrence E. Davanzo
Lawrence E. Davanzo, President
(principal executive officer)

Date 3/6/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lawrence E. Davanzo
Lawrence E. Davanzo, President
(principal executive officer)

Date 3/6/06

By (Signature and Title)*	/s/ Scott Boroczi
Scott Boroczi, Treasurer
(principal financial officer)

Date 3/6/06

*	Print the name and title of each signing officer under his or her signature.